As filed with the Securities and Exchange Commission on August 29, 2019

1933 Act File No. 33-20673

1940 Act File No. 811-05514

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 151	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 152	☒

WILMINGTON FUNDS

(Exact Name of Registrant as Specified in Charter)

1100 North Market Street, 9th floor

Wilmington, Delaware 19890

(Address of Principal Executive Offices)

1-800-836-2211

(Registrant’s Telephone Number)

John McDonnell

Wilmington Funds Management Corporation

1100 North Market Street, 9th Floor

Wilmington, Delaware 19890

(Name and Address of Agent for Service)

Notices should be sent to the Agent for Service

With a copy to:

Alison Fuller, Esq.

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W., Suite 500

Washington, DC 20036

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 31, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (i)
☐	on pursuant to paragraph (a) (i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

August 31, 2019

WILMINGTON FUNDS

Equity Funds

Wilmington Large-Cap Strategy Fund

Class I (WMLIX)

Wilmington International Fund

Class A (WINAX) / Class I (WINIX)

Alternatives Fund

Wilmington Global Alpha Equities Fund

Class A (WRAAX) / Class I (WRAIX)

Asset Allocation Funds

Wilmington Real Asset Fund

Class A (WMMRX) / Class I (WMRIX)

Wilmington Diversified Income Fund

Class A (WDIAX) / Class I (WDIIX)

Fixed Income Funds

Wilmington Intermediate-Term Bond Fund

Class A (WIBAX) / Class I (WIBIX)

Wilmington Broad Market Bond Fund

Class A (WABMX) / Class I (WIBMX)

Wilmington Short-Term Bond Fund

Class A (WSBAX) / Class I (WISBX)

Wilmington Municipal Bond Fund

Class A (WTABX) / Class I (WTAIX)

Wilmington New York Municipal Bond Fund

Class A (WNYAX) / Class I (WNYIX)

Money Market Funds

Wilmington U.S. Government Money Market Fund

Service Class (WGSXX) / Administrative Class (WAGXX)
Select Class (WGEXX) / Institutional Class (WGOXX)

Wilmington U.S. Treasury Money Market Fund

Service Class (WTSXX) / Administrative Class (WTAXX)
Select Class (WTEXX)

Beginning on or about January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and will be provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Wilmington Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-836-2211. Please note that not all financial intermediaries may offer this service.

You may elect to receive paper copies of all future prospectuses free of charge. If you hold accounts through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you are a direct investor, you can inform the Wilmington Funds that you wish to continue receiving paper copies of your prospectuses by contacting us at 1-800-836-2211. Your election to receive shareholder reports in paper will apply to all Funds held directly with the Wilmington Funds and may apply to all Funds held with your financial intermediary.

Managed by Wilmington Funds Management Corporation (“WFMC” or the “Advisor”). These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Account and Share Information	90

Dividends, Distributions, and Taxes	91

Financial Highlights	95

For More Information About Wilmington Funds	back cover

WILMINGTON LARGE-CAP STRATEGY FUND SUMMARY

Investment Goal

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class I Shares.

Shareholder Fees

(Fees paid directly from your investment)

Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class I

Management Fee	0.50%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.39%

Total Annual Fund Operating Expenses	0.89%

Fee Waivers and/or Expense Reimbursements(1)	-0.64%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.25%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class I Shares will not exceed 0.25%, not including the effects of taxes or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I
Expenses assuming redemption	$26	$220	$430	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of the portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies (primarily common stocks). Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($0.6 billion as of June 30, 2019), or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets based on forecasts of asset risk and return profiles derived from a combination of fundamental, quantitative and macroeconomic inputs. The tactical allocations may be based on one or more factors, such as economic sector, industry, investment style (e.g., growth or value), market capitalization (e.g., mega-cap or large/midcap), or security valuation measure (e.g., price/earnings ratio). Currently, the investment advisor’s tactical allocation is based primarily on the economic sectors of the Fund’s benchmark index (Russell 1000 Index).

Once the investment advisor determines the tactical allocations, the sub-advisor uses quantitative models to construct a portfolio by investing in a representative sample of securities having the factor characteristic, or belonging to the sector/industry of the benchmark index (or another index of large-capitalization companies) to which the investment adviser has made an allocation, weighted in accordance with that allocation. The return for each component of the portfolio is intended to correlate closely with the return for the corresponding component of the applicable benchmark index. The sub-advisor will use quantitative analytical tools to rebalance the portfolio and to make buy and sell decisions

PROSPECTUS / August 31, 2019	1

WILMINGTON LARGE-CAP STRATEGY FUND

on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or exceed that of the benchmark index.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s allocation decisions among various categories of investments may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocations will produce the desired results. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies and you could lose money on your investment in the Fund as a result of these allocation decisions.

•

Style/Sector/Factor Risk. Different investment styles and factors tend to shift in and out of favor depending on market conditions and investor sentiment. The Fund’s approach to investing on the basis of sector and/or industry selection, factor selection, or style could cause it to underperform other stock funds that employ a different basis for investing.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund for periods prior to March 9, 2012 reflect the performance of a former series of WT Mutual Fund, also known as the Wilmington Large-Cap Strategy Fund (the “Predecessor Fund”). The Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 15.31% 6/30/2009 Worst Quarter (14.68)% 9/30/2011

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 18.64%.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	-4.93%	8.24%	12.55%

Return After Taxes on Distributions	-6.27%	7.01%	11.75%

Return After Taxes on Distributions and Sale of Fund Shares	-1.87%	6.36%	10.42%

Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	-4.78%	8.21%	13.28%

After-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not

2	August 31, 2019 / PROSPECTUS

WILMINGTON LARGE-CAP STRATEGY FUND

reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment, Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2016

Andrew H. Hopkins, CFA, CPA	Administrative Vice President and Head of Equity Research at WTIA	2011

Karen Purzitsky, CFA	Vice President and Senior Quantitative Research Analyst at WTIA	2015

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	3

WILMINGTON INTERNATIONAL FUND SUMMARY

Investment Goal

The Fund seeks to provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund and are reflected in the business development company’s total operating expense ratio. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.81%	0.81%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.45%	0.45%

Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	1.53%	1.28%

Fee Waivers and/or Expense Reimbursements(1)	-0.53%	-0.41%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%	0.87%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.98% and 0.85%, respectively, not including the effects of acquired fund fees and expenses, taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$646	$958	$1,291	$2,231
Class I
Expenses assuming redemption	$89	$365	$663	$1,509

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of foreign securities including those domiciled in emerging markets. The Fund may invest in common stocks and equity-linked instruments of all capitalizations and exchange-traded funds (“ETFs”). The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex-US Net”) Index, the benchmark against which the Fund measures the performance of its portfolio.

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WILMINGTON INTERNATIONAL FUND

Subject to the oversight of the Board, Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by hiring sub-advisors with international investment expertise based on the advice of the Fund’s principal sub-advisor, Wilmington Trust Investment Advisors, Inc. (“WTIA”). In furtherance of the Fund’s investment objective, the Advisor has engaged WTIA to select, on a discretionary basis, the component strategies of the Fund and then recommend managers to the Advisor to manage such strategies. Each such component strategy selected by WTIA reflects a combination of geographic region, capitalization range, and investing style. WTIA typically recommends internationally focused sub-advisors with locally staffed portfolio management teams situated in the geographic regions of the relevant component strategies. WTIA believes that locally situated investment teams can enjoy informational advantages in stock selection.

WTIA’s portfolio construction process involves the allocation and reallocation by WTIA of the Fund’s assets among the Fund’s sub-advisors’ component strategies to achieve a blend of geographic regions, styles and capitalizations. WTIA may also directly purchase or sell ETFs, equity-linked instruments, equity securities and/or derivatives (including forward currency exchange contracts) to gain or reduce exposure to certain regions, sectors, capitalization ranges, investing style and/or other investment or risk factors. The Fund’s assets are generally invested across different industries, sectors, countries, and regions, but the Fund may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region and may not have any holdings in particular regions or countries. Each sub-advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate within the constraints of the Fund’s investment goal, strategies and restrictions.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. WTIA’s asset allocation decisions among various component strategies of the Fund may not anticipate market trends successfully. WTIA may make less than optimal or poor asset allocation decisions. WTIA attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. It is also possible that WTIA or another sub-advisor will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Company Size Risk. The Fund can invest in stocks of companies of all capitalizations. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•

Country or Sector Risk. Investments in particular sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if the Fund emphasizes one or more industries, economic sectors or countries, it may be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries sectors or countries.

•	Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

•	Emerging Market Countries Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.

•

Exchange Traded Funds (“ETFs”) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Foreign Investing Risks. Certain types of risk may be more prevalent in foreign equity markets than in the U.S. equity market. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular in emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses. Additionally, management treatment of shareholders, accounting standards and regulatory practice can vary across markets.

•

Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign

PROSPECTUS / August 31, 2019	5

WILMINGTON INTERNATIONAL FUND

currency exchange contracts may reduce the risk of a loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•

Style/Multi-Manager Risk. The Fund maintains a style blend. However, it may underperform when markets favor one style over a prolonged time period. The investment styles employed by sub-advisors may not be complementary. The multi- manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund for periods prior to March 9, 2012 reflect the performance of a former series of WT Mutual Fund, known as Wilmington Multi-Manager International Fund (the “Predecessor Fund”). The Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 25.70% 6/30/2009 Worst Quarter (21.38)% 9/30/2011

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 13.65%. The average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	-16.16%	0.91%	6.08%

Return After Taxes on Distributions	-16.70%	0.53%	5.82%

Return After Taxes on Distributions and Sale of Fund Shares	-9.23%	0.71%	5.01%

Class A Shares

Return Before Taxes	-20.86%	-0.33%	5.30%

MSCI ACWI ex-US Net Index (reflects no deductions for fees, expenses or taxes)	-14.20%	0.68%	6.57%

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that

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after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Principal Sub-Advisor - Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Regional Sub-Advisors - AllianzGI U.S. LLC (“AllianzGI”), AXA Investment Managers, Inc. (“AXA IM”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), and Schroder Investment Management North America, Inc. (“Schroders”)

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2016

Clement K. Miller, CFA	Administrative Vice President and Portfolio Manager at WTIA	2012

Dr. Kai Hirschen, CFA, FRM, CAIA	Portfolio Manager at AllianzGI – High Dividend Europe	2017

Karsten Niemann, CFA	Portfolio Manager at AllianzGI – High Dividend Europe	2017

Thorsten Winkelmann	Senior Portfolio Manager at AllianzGI – Growth Select	2016

Robert Hofmann, CFA	Portfolio Manager at AllianzGI – Growth Select	2017

Isabelle de Gavoty	Head of Small Cap Strategies at AXA IM	2016

Caroline Moleux, CFA	Deputy Portfolio Manager at AXA IM	2016

Boris Jurczyk, CFA	Head of Equity Selection at Berenberg	2016

Yoshihide Itagaki	Lead Portfolio Manager at Nikko	2016

Toshinori Kobayashi	Back-Up Portfolio Manager at Nikko	2016

Toby Hudson	Fund Manager at Schroders	2016

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	7

WILMINGTON GLOBAL ALPHA EQUITIES FUND SUMMARY

Investment Goal

The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund and are reflected in the business development company’s total operating expense ratio. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	1.50%	1.50%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.61%	0.61%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	2.37%	2.12%

Fee Waivers and/or Expense Reimbursements(1)	-0.87%	-0.87%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%	1.25%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Fund's Class A and Class I Shares will not exceed 1.49% and 1.24%, respectively, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses. This waiver may be withdrawn after August 31, 2020, or with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$694	$1,170	$1,671	$3,044
Class I
Expenses assuming redemption	$127	$580	$1,059	$2,383

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests at least 80%, under normal circumstances, of the value of its net assets in equity securities. The Fund will invest in publicly-traded equity securities, including common stock, preferred stock and depositary receipts, of companies of all market capitalizations. The Fund may invest up to 70% of its assets in the equity securities of non-U.S. issuers, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may also invest in exchange-traded funds, futures contracts on broad-based equity indexes and other derivatives.

8	August 31, 2019 / PROSPECTUS

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by retaining Wellington Management Company LLP (“Wellington”), to manage the Fund’s assets. The Advisor also engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) to oversee Wellington, to monitor portfolio risk and, on a discretionary basis, to develop strategic exposure objectives and risk parameters for the Fund based on considerations such as macroeconomic outlook, relative valuation levels and volatility in the markets, market flows and market liquidity, and information relating to business cycles, as well as input from Wellington.

Based on the strategic exposure objectives and risk parameters established by WTIA, Wellington constructs an actively managed, global and diversified portfolio of equity securities, and implements an index- based hedging strategy in an effort to reduce market exposure, moderate portfolio volatility and limit the severity of portfolio losses in times of market downturns.

Based on the objectives and parameters developed by WTIA, Wellington will allocate and reallocate the portfolio among a selection of independent equity management teams within Wellington. Each team pursues its own investment strategy or style, such as geography/region, growth/value, market capitalization, event-driven, economic sector, industry, or valuation measure.

In combining equity management teams and strategies, Wellington uses a number of proprietary analytical tools, including market environments analysis, extreme events analysis, stress testing, and simulation analysis. Through the strategy selection process, Wellington seeks to construct a Fund comprised of a diversified group of long-only equity strategies with differing investment approaches that provides an overall exposure, consistent with WTIA’s exposure objectives and risk parameters, comparable to the broader equity market and that reduces exposure to the risks typically associated with any single investment approach. The underlying Wellington equity management teams have complete discretion and responsibility for security selection and portfolio construction decisions within their respective portions of the Fund’s portfolio within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may engage in active and frequent trading as part of its principal investment strategy.

Wellington will implement the hedging strategy by investing a portion of the Fund’s net assets in futures contracts on broad-based equity indexes, the constituents of which include the types of securities in which the Fund invests directly, and in cash, cash equivalents and short-term debt instruments to satisfy applicable margin and asset segregation requirements for the Fund’s derivatives positions. The net market exposure (sum of long and synthetic short positions including cash) of the Fund is expected to range generally between 35% to 45% of the net asset value of the Fund, depending on the WTIA’s analysis of prevailing market conditions, although the exposure may fall outside of this range. The Fund’s short exposure will be achieved through the use of equity index futures or other derivative exposures. Wellington may also invest in a variety of other derivative instruments, such as swaps, forwards, other futures contracts and options, in order to implement the hedging strategy, to hedge foreign currency risk, and to gain equity-like exposure in certain markets.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increasing the amount of taxes that you pay).

•

Asset Allocation Risk. The Subadvisor’s asset allocation decisions among various equity investment strategies may not anticipate market trends successfully. The Subadvisor may make less than optimal or poor asset allocation decisions. The Subadvisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•

Correlation Risk. The effectiveness of the Portfolio’s futures hedging program may be reduced if the Portfolio’s equity positions do not sufficiently correlate to the indices underlying its futures positions.

•

Counterparty Risk. When the Fund invests in financial instruments that involve counterparties, the Fund is exposed to risks associated with the credit quality of the counterparty or the ability of the counterparty to pay the Fund. Such instruments can provide exposure to a particular group of securities, index or asset class without the Fund actually purchasing those securities or investments. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

PROSPECTUS / August 31, 2019	9

WILMINGTON GLOBAL ALPHA EQUITIES FUND

•	Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

•

Derivative Securities Risk. The risk that the Fund’s use of derivatives will cause losses (1) due to the unexpected effect of market movements on a derivative’s price; (2) because the derivatives do not perform as anticipated; (3) because the derivatives are not correlated with the performance of other investments which they are used to hedge; or (4) if the Fund is unable to liquidate a position because of an illiquid secondary market.

•

Derivatives Tax Risk. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

•	Emerging Market Countries Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.

•	Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated, in which case the Fund may realize losses.

•

Exchange Traded Funds (“ETFs”) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Foreign Investing Risk. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•

Information Risk. When the quantitative analytical tools (“Tools”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not produce the desired results and the Fund may realize losses.

•

Leverage Risk. The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. The Fund derives substantially all of its short exposure from its investment in derivatives and other financial instruments that provide leveraged exposure, such as futures contracts. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•

Liquidity Risk. The risk that certain securities or other instruments, such as derivatives, may be difficult or impossible for the Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Natural Resources Risk. Investments in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating), expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operation of these companies.

10	August 31, 2019 / PROSPECTUS

WILMINGTON GLOBAL ALPHA EQUITIES FUND

•

Options and Futures Risk. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

•

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty risk with respect to such derivatives contracts.

•

Preferred Stocks Risk. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•

Swap Agreement Risk. With respect to an uncleared swap (i.e., negotiated bilaterally and traded OTC between the two parties), the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Under certain market conditions, swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment goal. In the case of a cleared swap (i.e., transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (e.g., certain credit default swaps)), there is also a risk of loss by the Fund of the margin deposits posted with the FCM in the event of the FCM’s bankruptcy and whether the Fund has an open position in the swap contract.

•	Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Performance Information

The returns presented for the Fund for periods prior to January 31, 2017 were achieved when the Fund had a different investment goal and different, though similar, investment strategy.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year (to the extent applicable), with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1 year and the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 3.74% 3/31/2013
Worst Quarter (4.05)% 12/31/2018

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 8.72%.

PROSPECTUS / August 31, 2019	11

WILMINGTON GLOBAL ALPHA EQUITIES FUND

For Class A Shares, the average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	Life of Fund

Class I Shares

Return Before Taxes	-2.67%	1.05%	2.29%	*

Return After Taxes on Distributions	-2.95%	0.63%	1.91%	*

Return After Taxes on Distributions and Sale of Fund Shares	-1.38%	0.70%	1.70%	*

Class A Shares

Return Before Taxes	-8.26%	-0.34%	1.21%	*

HFRX Equity Hedge Fund Index	-9.74%	-0.32%	1.86%

*	Class I and A Shares Commenced operations on January 12, 2012.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Principal Sub-Advisor - Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Other Sub-Advisor - Wellington Management Company LLP (“Wellington”)

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2017

Jordan Strauss, CFA	Administrative Vice President and Portfolio Manager at WTIA	2015

Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy at Wellington	2017

Tom S. Simon, CFA, FRM	Senior Managing Director, Portfolio Manager at Wellington	2018

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

12	August 31, 2019 / PROSPECTUS

WILMINGTON REAL ASSET FUND SUMMARY

Investment Goal

The Fund seeks to achieve long-term preservation of capital with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund and are reflected in the business development company’s total operating expense ratio. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.56%	0.56%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.51%	0.51%

Acquired Fund Fees and Expenses	0.14%	0.14%

Total Annual Fund Operating Expenses	1.46%	1.21%

Fee Waivers and/or Expense Reimbursements(1)	-0.36%	-0.36%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.10%	0.85%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.96% and 0.71%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$656	$953	$1,271	$2,171
Class I
Expenses assuming redemption	$87	$348	$630	$1,434

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 347% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund, under normal circumstances, invests at least 80% of the value of its net assets in “real return” assets consisting of (i) global inflation-protected debt securities, (ii) global real-estate related securities, and (iii) commodity/natural resource-related securities. Global inflation-protected debt securities may include foreign government securities.

The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate

PROSPECTUS / August 31, 2019	13

WILMINGTON REAL ASSET FUND

industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The Fund will invest in real estate companies, such as real estate investment trusts (“REITs”) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund can invest in investment companies, exchange traded funds (“ETFs”), futures contracts, forward currency exchange contracts, currency futures and swap agreements. The Fund’s anticipated use of futures contracts, forward currency exchange contracts, currency futures and swap agreements may at times be substantial.

Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by retaining sub-advisors to manage the Fund’s assets. The Advisor engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) as the Fund’s principal Sub-Advisor, to allocate and reallocate assets of the Fund among the Fund’s sub-advisors. WTIA may invest directly in cash or cash equivalents and repurchase agreements secured by U.S. Government securities. The Fund may also invest in common stocks, preferred stocks and convertible securities of issuers in commodity-related industries to gain exposure to the commodities markets. The Fund may also invest in master limited partnerships (“MLPs”) indirectly through other investment vehicles, such as open-end investment companies.

The Fund’s principal Sub-Advisor, WTIA, determines the Fund’s asset allocation among the “real return” assets. WTIA anticipates allocating approximately 0%-80% to inflation-protected debt securities, 0%-80% to real estate-related securities and 0%-40% to commodity/natural resource-related securities. The allocations and/or actual holdings will vary from time to time.

The Fund utilizes a multi-manager strategy in which the principal Sub-Advisor, WTIA, allocates and reallocates varying portions of the Fund’s assets among a number of sub-advisors, or invests directly (up to 80% of the Fund’s net assets) in ETFs or other instruments in pursuit of the Fund’s investment strategies. Subject to the supervision of the Advisor, each sub-advisor acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may invest in securities of small-cap companies and may invest up to 55% of its assets in foreign securities. The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increasing the amount of taxes that you pay).

•

Asset Allocation Risk. WTIA’s asset allocation decisions among various component strategies of the Fund may not anticipate market trends successfully. WTIA may make less than optimal or poor asset allocation decisions. WTIA attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. It is also possible that WTIA or another sub-advisor will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•

Commodity-Related Risk. Investments in commodities expose the Fund to the greater volatility of the commodity markets, to commodity-specific risks (weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets.

•

Commodity Tax Risk. The Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, the Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Internal Revenue Code of 1986, as amended, and any future legislation or guidance may cause the Fund to fail

14	August 31, 2019 / PROSPECTUS

WILMINGTON REAL ASSET FUND

to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, the Fund may forego those investments which could adversely affect the ability of the Fund to achieve its investment goal.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Underlying Funds that invest in floating rate bank loans (through loan participations or assignments) expose the Fund to both lender and borrower risk, as well as to the potential of a lack of liquidity in the market for floating rate loans.

•

Derivative Securities Risk. The risk that the Fund’s use of derivatives will cause losses (1) due to the unexpected effect of market movements on a derivative’s price; (2) because the derivatives do not perform as anticipated; (3) because the derivatives are not correlated with the performance of other investments which they are used to hedge; or (4) if the Fund is unable to liquidate a position because of an illiquid secondary market.

•

Derivatives Tax Risk. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

•

Exchange Traded Funds (“ETFs”) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment goals, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Foreign Investing Risks. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses. In addition, the Fund will be subject to the risk that the issuer of foreign government securities or the governmental authorities that control the repayment of the debt may be unwilling to repay the principal or interest when due.

•

Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•

Futures Contracts Risk. The successful use of futures contracts will depend upon the investment manager’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (v) if the Fund has insufficient cash, it may have to sell portfolio investments to meet daily variation margin requirements, and the Fund may have to sell such investments at a time when it may be disadvantageous to do so.

•

Inflation-Indexed Securities Risk. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will

PROSPECTUS / August 31, 2019	15

WILMINGTON REAL ASSET FUND

fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

•

Inflation-Indexed Securities Tax Risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed by the Fund in the taxable year as income to be recharacterized as a return of capital.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rates causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Leverage Risk. The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•

Liquidity Risk. The risk that certain securities or other instruments, such as derivatives, may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Master Limited Partnerships (“MLPs”) Risk. Investing in MLPs entails risks related to fluctuations in energy prices, decreases in the supply of, or demand for, energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences due to the partnership structure and potentially limited liquidity.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Multi-Manager Risk. The investment styles employed by sub-advisors may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•

Natural Resources Risk. Investments in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operation of these companies.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•	Real Estate-Related Risk. Investments in real estate (generally REITs) expose the Fund to the risks of owning real estate directly, such as market-specific conditions

16	August 31, 2019 / PROSPECTUS

WILMINGTON REAL ASSET FUND

(economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•

Structured Note Risk. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

•

Swap Agreement Risk. With respect to an uncleared swap (i.e., negotiated bilaterally and traded OTC between the two parties), the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Under certain market conditions, swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment goal. In the case of a cleared swap (i.e., transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (e.g., certain credit default swaps)), there is also a risk of loss by the fund of the margin deposits posted with the FCM in the event of the FCM’s bankruptcy and whether the Fund has an open position in the swap contract.

•

Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the Underlying Funds to meet their investment goals and on the decisions of WTIA, as the Fund’s principal Sub-Advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment goal of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. WTIA is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund for periods prior to March 9, 2012 reflect the performance of a former series of WT Mutual Fund, known as Wilmington Multi-Manager Real Asset Fund (the “Predecessor Fund”). The Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s new primary broad-based market index, the S&P Developed Property Index, which the Adviser believes more appropriately reflects the Fund’s investment goal than the previous primary broad-based market index, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, as well as the returns for the Real Asset Blended Index constructed by the Advisor. Updated performance information is available at www.wilmingtonfunds.com.

PROSPECTUS / August 31, 2019	17

WILMINGTON REAL ASSET FUND

Annual Total Returns – Class I Shares

Best Quarter 10.23% 9/30/2010 Worst Quarter (7.97)% 9/30/2011

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 11.39%. For Class A Shares, the average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	-7.20%	1.12%	3.80%

Return After Taxes on Distributions	-8.11%	0.18%	2.92%

Return After Taxes on Distributions and Sale of Fund Shares	-4.12%	0.49%	2.65%

Class A Shares

Return Before Taxes	-12.55%	-0.28%	2.95%

S&P Developed Property Index (reflects no deductions for fees, expenses or taxes)	-6.97%	4.49%	9.91%

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (reflects no deductions for fees, expenses or taxes)	-1.26%	1.69%	3.64%

Real Asset Blended Index (reflects no deductions for fees, expenses or taxes)*	-6.41%	1.93%	5.32%
*	The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 60% S&P Developed Property Index, 20% Bloomberg Barclays U.S. TIPS Index, and 20% Bloomberg Commodity Index (Total Return).

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Principal Sub-Advisor - Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Other Sub-Advisors - Pacific Investment Management Company, LLC (“PIMCO”) and Parametric Portfolio Associates LLC (“Parametric”)

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2017

Jordan Strauss, CFA	Administrative Vice President and Portfolio Manager at WTIA	2015

Steve A. Rodosky	Managing Director and Portfolio Manager for Real Return Strategies at PIMCO	2019

Mihir P. Worah	Managing Director and CIO of Asset Allocation and Real Return at PIMCO	2011

Paul Bouchey	Chief Investment Officer at Parametric	2014

Thomas C. Seto	Head of Investment Management at Parametric	2014

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WILMINGTON REAL ASSET FUND

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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WILMINGTON DIVERSIFIED INCOME FUND SUMMARY

Investment Goal

The Fund seeks a high level of total return consistent with a moderate level of risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund and are reflected in the business development company’s total operating expense ratio. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.40%	0.40%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	1.02%	1.02%

Acquired Fund Fees and Expenses	0.15%	0.15%

Total Annual Fund Operating Expenses	1.82%	1.57%

Fee Waiver and/or Expense Reimbursement(1)	-1.07%	-1.07%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.75%	0.50%
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.60% and 0.35%, respectively, not including the effects of acquired fund fees and expenses, taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Expenses assuming redemption	$622	$992	$1,386	$2,486
Class I Shares
Expenses assuming redemption	$51	$391	$754	$1,776

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in a diverse portfolio of high-yielding, exchange-traded, domestic and foreign common stocks of all capitalizations, and in a portfolio of investment-grade and non-investment grade fixed income securities. The Fund will also allocate a portion of the portfolio to real assets and to cash.

The equity portion of the Fund, which will make up approximately 60% of the portfolio (and may range from 35% to 70% of the portfolio), will consist of approximately 40% of U.S. equities and 20% of international equities. The international equity allocation will consist of one or more exchange

20	August 31, 2019 / PROSPECTUS

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traded funds (or other liquid pooled investment vehicle) that invest in high-quality, non-U.S., developed market equities that have provided relatively high dividend yields over time. The U.S. equity allocation will consist of the Fund Investment Sub-Advisor’s (Wilmington Trust Investment Advisors, Inc., or “WTIA”) Enhanced Dividend Income Strategy (“EDIS”). EDIS targets a portfolio level dividend yield of two times the S&P 500 dividend yield and seeks capital appreciation over a multi-year investment horizon principally through investments in U.S. large cap stocks, while maintaining low volatility versus the broader U.S. large-cap equity market. Volatility for purposes of the EDIS investment objective is measured by beta, standard deviation, and/or down-market capture as compared to the U.S. large-cap equity market as measured by the Russell 1000 Value Index. Although EDIS is focused principally on U.S. large cap stocks, the strategy may have holdings of non-U.S. and non-large cap stocks.

Quantitative and qualitative elements are interwoven throughout WTIA’s EDIS process to identify high- quality, high-dividend paying purchase candidates for the EDIS portfolio. Quantitative screening and proprietary modeling defines, narrows, and prioritizes investment candidates for fundamental analysis. Quantitative screening criteria include, but are not limited to: minimum yield screening criteria versus the S&P 500 and dividend safety screening measures such as free cash flow and dividend reduction history. Fundamental analysis is employed to further test the strength of investment candidates’ competitive positioning, financial condition, and alignment of management incentives. The EDIS portfolio is constructed based on a bottom-up methodology with a top down overlay, using a team-based approach to select high-conviction portfolios consisting of generally 35-55 positions. All positions are continually monitored, with performance measured both on an absolute and relative basis.

The fixed income portion of the Fund, which will make up approximately 30% of the portfolio (and may range from 15% to 50% of the portfolio), will consist of WTIA’s Core Bond Strategy (“Core Bond”). Core Bond consists primarily of U.S. investment grade corporate and government fixed income securities, including mortgage- and asset-backed securities, as well as unrated securities determined to be of comparable quality. WTIA may also invest up to 15% of the fixed income portion of the Fund in lower-rated debt securities (“junk bonds”). WTIA will normally seek to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s individual investments will vary depending on market conditions. In selecting securities for the Fund, WTIA considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. WTIA will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates. WTIA may also fulfill the “junk bond” allocation through investment in an appropriate exchange-traded fund or other liquid pooled investment vehicle. The fixed income portion of the Fund will also include an allocation to cash of approximately 2.0% (which may range from 0% to 10% of the portfolio).

WTIA also manages the real assets portion of the Fund’s assets, which will make up approximately 10% of the portfolio (and may range from 0% to 35% of the portfolio), will consist of one or more exchange-traded funds, mutual funds or other pooled investment vehicles that invest in real estate-related companies, real estate investment trusts (“REITs”), and U.S. inflation-protected bonds. The real assets portion of the portfolio is intended to protect a portion of the Fund’s income and anticipated capital appreciation against inflation.

The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increasing the amount of taxes that you pay).

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments, including equity securities and fixed income securities, may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Changing Fixed Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (the “FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will change given changes in FRB monetary policy actions, as well as, the monetary policy responses of other central banks around the world. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

PROSPECTUS / August 31, 2019	21

WILMINGTON DIVERSIFIED INCOME FUND

•

Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Exchange Traded Funds (“ETFs”) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Foreign Investing Risks. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Inflation-Indexed Securities Risks. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the

Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

•

Inflation-Indexed Securities Tax Risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed by the Fund in the taxable year as income to be recharacterized as a return of capital.

•

Information Risk. When the quantitative analytical tools (“Tools”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not produce the desired results and the Fund may realize losses.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities or other instruments may be difficult or impossible for the Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with

22	August 31, 2019 / PROSPECTUS

WILMINGTON DIVERSIFIED INCOME FUND

weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to the Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•

Real Estate-Related Risk. Investments in real estate (generally REITs) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/ demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT- like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

•

Screening Criteria Risk. Strict application of the dividend-yield screening criterion for the U.S. equities portion of the Fund’s portfolio means that the Fund might have difficulty in finding suitable investments in certain markets, may be concentrated in a relatively small number of positions, and may not invest in companies experiencing, or expected to experience, meaningful capital appreciation.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•

Underlying Funds Risk. The investment performance of the Fund is affected by the investment performance of the underlying funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the underlying funds to meet their investment goals and on the decisions of Wilmington Funds Management Corporation, as investment advisor, regarding the allocation of the Fund’s assets among the underlying funds. There can be no assurance that the investment goal of the Fund or any underlying fund will be achieved. Through its investments in underlying funds, the Fund is subject to the risks of the underlying funds’ investments. Certain of the risks of the underlying funds’ investments are described above. In addition, both the Fund and the underlying funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the underlying funds in which the Fund may invest.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance reflected in the bar chart for the Fund does not reflect any sales charges, which, if reflected, would lower returns. The Fund changed its investment strategy on August 31, 2017. Performance for the periods shown prior to August 31, 2017 is based on prior investment strategy. The table shows returns for the Fund’s primary broad-based market index, the Russell 1000 Value Index, and secondary broad-based market index, the Barclays U.S. Aggregate Bond Index. The Fund also compares its performance to the Diversified Blended Index constructed by the Advisor. Updated performance information for the Fund can be obtained by visiting www.wilmingtonfunds.com.

The performance information for the periods prior to June 11, 2010 for Class A Shares of the Fund is the historical performance information for the MTB Managed Allocation Fund – Moderate Growth (“Moderate Fund”), which, along with two other Wilmington Funds (formerly MTB Funds), was merged into the Fund at that time. The historic performance information of the Moderate Fund is shown because it was the accounting survivor of the merger.

PROSPECTUS / August 31, 2019	23

WILMINGTON DIVERSIFIED INCOME FUND

Annual Total Returns – Class A Shares

Best Quarter 15.41% 6/30/2009 Worst Quarter (12.62)% 9/30/2011

The Fund’s Class A Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 10.32%. The maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge for Class A Shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class A Shares

Return Before Taxes	-10.47%	1.59%	6.06%

Return After Taxes on Distributions	-11.71%	0.37%	5.28%

Return After Taxes on Distributions and Sales of Fund	-5.98%	1.02%	4.74%

Class I Shares

Return Before Taxes	-5.10%	3.01%	5.67%	*

Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	-8.27%	5.95%	11.18%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%

Diversified Blended Index (reflects no deduction for taxes)**	-5.83%	3.74%	8.01%

*	The total return shown for the Class I Shares is for the period beginning June 11, 2010 (commencement of operations). The total returns for same corresponding period for the
Russell 1000 Value Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Diversified Blended Index were 10.73%, 2.89% and 7.01%, respectively.

**	The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000 Value Index; 24.0% Bloomberg Barclays U.S. Aggregate Bond Index; 17.0% MSCI EAFE Index; 7.0% Bloomberg Barclays U.S. Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays U.S. Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-U.S. Select Real Estate Securities Index; 2.5% S&P U.S. REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day U.S. T-Bill Index.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2017

Allen E. Choinski, CFA	Vice President and Portfolio Manager/Research Analyst at WTIA	2012

Andrew H. Hopkins, CFA, CPA	Administrative Vice President and Head of Equity Research at WTIA	2017

Mark D. Horst, CFA	Vice President and Portfolio Manager/ Research Analyst at WTIA	2017

Dominick J. D’Eramo, CFA	Senior Vice President and Head of Fixed Income at WTIA	2017

James M. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2017

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest

24	August 31, 2019 / PROSPECTUS

WILMINGTON DIVERSIFIED INCOME FUND

through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A Shares):*	$1,000

Minimum Initial Investment Amount (Class I Shares):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	25

WILMINGTON INTERMEDIATE-TERM BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.45%	0.45%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.62%	0.62%

Total Annual Fund Operating Expenses	1.32%	1.07%

Fee Waivers and/or Expense Reimbursements(1)	-0.48%	-0.58%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.84%	0.49%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.84% and 0.49%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$532	$804	$1,097	$1,929
Class I
Expenses assuming redemption	$50	$283	$534	$1,253

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 5% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with intermediate maturities, and the Fund seeks to maintain a weighted average maturity of three to five years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of three to five years depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

26	August 31, 2019 / PROSPECTUS

WILMINGTON INTERMEDIATE-TERM BOND FUND

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Changing Fixed Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will change given changes in FRB monetary policy actions, as well as, the monetary policy responses of other central banks around the world. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally.

Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

PROSPECTUS / August 31, 2019	27

WILMINGTON INTERMEDIATE-TERM BOND FUND

Annual Total Returns – Class I Shares

Best Quarter 3.83% 9/30/2009 Worst Quarter (2.13)% 12/31/2016

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 4.82%. For Class A Shares the average annual total returns in the table below include the maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	0.48%	1.55%	3.37%

Return After Taxes on Distributions	-0.42%	0.65%	2.10%

Return After Taxes on Distributions and Sale of Fund Shares	0.29%	0.83%	2.19%

Class A Shares

Return Before Taxes	-4.23%	0.32%	2.58%

Bloomberg Barclays Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.88%	1.86%	2.90%

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)

Dominick J. D’Eramo, CFA	Senior Vice President and Head of Fixed Income at WTIA	2012

Randy H. Vogel, CFA	Administrative Vice President, Senior Credit Analyst and Portfolio Manager at WTIA	2012

Wilmer C. Stith, III, CFA	Vice President and Portfolio Manager at WTIA	1996

James M. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

28	August 31, 2019 / PROSPECTUS

WILMINGTON INTERMEDIATE-TERM BOND FUND

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	29

WILMINGTON BROAD MARKET BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.45%	0.45%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.38%	0.38%

Total Annual Fund Operating Expenses	1.08%	0.83%

Fee Waivers and/or Expense Reimbursements(1)	-0.24%	-0.34%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.84%	0.49%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.84% and 0.49%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$532	$755	$996	$1,687
Class I
Expenses assuming redemption	$50	$231	$427	$994

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will generally select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 5% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund seeks to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s investments will vary depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

30	August 31, 2019 / PROSPECTUS

WILMINGTON BROAD MARKET BOND FUND

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Changing Fixed Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will change given changes in FRB monetary policy actions, as well as, the monetary policy responses of other central banks around the world. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.
•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

PROSPECTUS / August 31, 2019	31

WILMINGTON BROAD MARKET BOND FUND

Annual Total Returns – Class I Shares

Best Quarter 5.10% 9/30/2009
Worst Quarter (3.11)% 12/31/2016

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 5.77%. For Class A Shares the average annual total returns in the table below include the maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	-0.42%	2.26%	3.99%

Return After Taxes on Distributions	-1.44%	1.22%	2.60%

Return After Taxes on Distributions and Sale of Fund Shares	-0.25%	1.27%	2.59%

Class A Shares

Return Before Taxes	-5.25%	0.99%	3.19%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)

James M. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2002

Wilmer C. Stith, III, CFA	Vice President and Portfolio Manager at WTIA	1996

Dominick J. D’Eramo, CFA	Senior Vice President and Head of Fixed Income at WTIA	2012

Randy H. Vogel, CFA	Administrative Vice President, Senior Credit Analyst and Portfolio Manager at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

32	August 31, 2019 / PROSPECTUS

WILMINGTON BROAD MARKET BOND FUND

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	33

WILMINGTON SHORT-TERM BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.75%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.40%	0.40%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.77%	0.77%

Total Annual Fund Operating Expenses	1.42%	1.17%

Fee Waivers and/or Expense Reimbursements(1)	-0.69%	-0.69%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.73%	0.48%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.73% and 0.48%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$248	$550	$873	$1,789
Class I
Expenses assuming redemption	$49	$303	$577	$1,359

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with short maturities, and the Fund seeks to maintain a weighted average maturity of three years or less. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of zero to three years depending on market conditions. In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.

34	August 31, 2019 / PROSPECTUS

WILMINGTON SHORT-TERM BOND FUND

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Changing Fixed Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will change given changes in FRB monetary policy actions, as well as, the monetary policy responses of other central banks around the world. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.
•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

PROSPECTUS / August 31, 2019	35

WILMINGTON SHORT-TERM BOND FUND

Annual Total Returns – Class I Shares

Best Quarter 2.72% 6/30/2009 Worst Quarter (0.53)% 6/30/2013

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 2.45%. For Class A Shares the average annual total returns in the table below include the maximum Class A sales charge of 1.75%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	1.38%	1.00%	2.04%

Return After Taxes on Distributions	0.61%	0.34%	1.34%

Return After Taxes on Distributions and Sale of Fund Shares	0.81%	0.49%	1.31%

Class A Shares

Return Before Taxes	-0.58%	0.40%	1.62%

Bloomberg Barclays 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	1.60%	1.03%	1.52%

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Manager	Title	Service Date (with the Fund)

Wilmer C. Stith, III, CFA	Vice President and Portfolio Manager at WTIA	1996

James M. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

36	August 31, 2019 / PROSPECTUS

WILMINGTON SHORT-TERM BOND FUND

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	37

WILMINGTON MUNICIPAL BOND FUND SUMMARY

Investment Goal

The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.45%	0.45%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.40%	0.40%

Total Annual Fund Operating Expenses	1.10%	0.85%

Fee Waivers and/or Expense Reimbursements(1)	-0.36%	-0.36%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.74%	0.49%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.74% and 0.49%, respectively (not including the effects of taxes or other extraordinary expenses). This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$522	$750	$996	$1,699
Class I
Expenses assuming redemption	$50	$235	$436	$1,016

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of the portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in municipal securities that provide interest exempt from federal income tax. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund generally invests in securities rated in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or if unrated, determined by the investment advisor to be of comparable quality. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the

38	August 31, 2019 / PROSPECTUS

WILMINGTON MUNICIPAL BOND FUND

Fund’s investment in any one of the three general categories of municipal obligations: general obligation bonds, special revenue bonds and private activity bonds.

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Alternative Minimum Tax Risk. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause noncorporate shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Changing Fixed Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will change given changes in FRB monetary policy actions, as well as, the monetary policy responses of other central banks around the world. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Municipal Securities Risk. The Fund will likely be impacted by events tied to the overall municipal securities markets. Those markets can be volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Further, a fund that invests in the securities of a particular bond market sector (e.g., healthcare, housing or one political subdivision) is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not make such sector investments. It is possible that economic, business or political developments or other changes affecting one security in the sector will affect other securities in that sector in the same manner, thereby increasing the risk of such investments.

•

Prepayment Risk. The risk that certain municipal securities may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•

Tax Risk. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable, which could result in a decline in the security’s, and therefore the Fund’s, value.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund for periods prior to March 9, 2012 reflect the performance of a former series of WT Mutual Fund, also known as Wilmington Municipal Bond Fund (the “Predecessor Fund”). The Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by

PROSPECTUS / August 31, 2019	39

WILMINGTON MUNICIPAL BOND FUND

showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 5.48% 9/30/2009 Worst Quarter (3.50)% 12/31/2016

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 5.04%. For Class A Shares the average annual total returns in the table below include the maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	0.86%	2.71%	4.23%

Return After Taxes on Distributions	0.86%	2.50%	4.00%

Return After Taxes on Distributions and Sale of Fund Shares	1.38%	2.55%	3.89%

Class A Shares

Return Before Taxes	-4.01%	1.52%	3.48%

Standard & Poor’s Intermediate Municipal Index (reflects no deduction for fees, expenses or taxes)	1.55%	3.31%	4.47%

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Portfolio Managers	Title	Service Date (with the Fund)

Dan Scholl, CFA	Administrative Vice President and Head of Municipal Fixed Income at WTIA	2019

Jason Hannon, CFA	Vice President, Head of Municipal Strategy at WTIA	2019

Rebecca J. Rogers	Vice President and Senior Portfolio Manager at WTIA	2011

John J. Malloy, Jr.	Vice President and Municipal Portfolio Manager at WTIA	2011

40	August 31, 2019 / PROSPECTUS

WILMINGTON MUNICIPAL BOND FUND

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal AMT and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	41

WILMINGTON NEW YORK MUNICIPAL BOND FUND SUMMARY

Investment Goal

The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 82 of this prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.45%	0.45%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.64%	0.64%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	1.35%	1.10%

Fee Waivers and/or Expense Reimbursements(1)	-0.52%	-0.52%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.83%	0.58%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.82% and 0.57%, respectively, not including the effects of taxes or extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$531	$809	$1,109	$1,958
Class I
Expenses assuming redemption	$59	$298	$556	$1,293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, under normal circumstances, by investing its net assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of New York and New York municipalities. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund generally invests in investment grade municipal securities. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s

42	August 31, 2019 / PROSPECTUS

WILMINGTON NEW YORK MUNICIPAL BOND FUND

benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Alternative Minimum Tax Risk. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause noncorporate shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Changing Fixed Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will change given changes in FRB monetary policy actions, as well as, the monetary policy responses of other central banks around the world. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Municipal Securities Risk. The Fund will likely be impacted by events tied to the overall municipal securities markets. Those markets can be volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Further, a fund that invests in the securities of a particular bond market sector (e.g., healthcare, housing or one political subdivision) is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not make such sector investments. It is possible that economic, business or political developments or other changes affecting one security in the sector will affect other securities in that sector in the same manner.

•

New York Investment Risk. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by New York issuers. The economy of New York state is large and diverse, from agriculture, manufacturing and high technology in upstate counties to advertising, finance and banking in New York City. Any major changes to the financial conditions of New York City, however, would ultimately have an effect on the state.

•

Non-Diversification Risk. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

•

Tax Risk. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable, which could result in a decline in the security’s, and therefore the Fund’s, value.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of

PROSPECTUS / August 31, 2019	43

WILMINGTON NEW YORK MUNICIPAL BOND FUND

how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Standard & Poor’s Intermediate Municipal Index. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 5.80% 9/30/2009 Worst Quarter (3.68)% 12/31/2016

The Fund’s Class I Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 5.02%. For Class A Shares, the average annual total returns in the table below include the maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	0.48%	2.42%	3.56%

Return After Taxes on Distributions	0.22%	2.23%	3.46%

Return After Taxes on Distributions and Sale of Fund Shares	1.16%	2.31%	3.36%

Class A Shares

Return Before Taxes	-4.27%	1.24%	2.84%

Standard & Poor’s Intermediate Municipal Index (reflects no deduction for fees, expenses or taxes)	1.55%	3.31%	4.47%

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC’’)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Portfolio Managers	Title	Service Date (with the Fund)

Dan Scholl, CFA	Administrative Vice President and Head of Municipal Fixed Income at WTIA	2019

Jason Hannon, CFA	Vice President, Head of Municipal Strategy at WTIA	2019

Rebecca J. Rogers	Vice President and Senior Portfolio Manager at WTIA	2012

John J. Malloy, Jr.	Vice President and Municipal Portfolio Manager at WTIA	2012

44	August 31, 2019 / PROSPECTUS

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund primarily are exempt from regular federal income tax and, for residents of

New York, state income tax. A portion of these distributions, however, may be subject to federal AMT. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	45

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND SUMMARY

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Service Class Shares, Select Class Shares, Administrative Class Shares and Institutional Class Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Service Class	Select Class	Administrative Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Service Class	Select Class	Administrative Class	Institutional Class

Management Fee	0.25%	0.25%	0.25%	0.25%

Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%	None

Other Expenses	0.32%	0.32%	0.32%	0.07%

Total Annual Fund Operating Expenses	0.82%	0.57%	0.82%	0.32%

Fee Waivers and/or Expense Reimbursements(1)	-0.05%	-0.20%	-0.20%	-0.05%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.77%	0.37%	0.62%	0.27%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Service, Select, Administrative and Institutional Class Shares will not exceed 0.77%, 0.37%, 0.62% and 0.27%, respectively, not including the taxes, or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Service Class Shares, Select Class Shares, Administrative Class Shares and Institutional Class Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$79	$257	$450	$1,009
Select Class	$38	$162	$298	$694
Administrative Class	$63	$242	$435	$995
Institutional Class	$28	$98	$175	$401

Principal Investment Strategies of the Fund

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash. While the Board of Trustees may elect to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level

46	August 31, 2019 / PROSPECTUS

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality, and must meet certain SEC requirements relating to portfolio liquidity. Under these requirements, the Fund’s securities must have remaining maturities of 397 calendar days or less, and the Fund must have a dollar-weighted average maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

The primary factors that may reduce the Fund’s returns include:

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Investments in Other Money Market Mutual Funds Risk. To the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual funds (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

•

Repurchase Agreements Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

•

U.S. Government Securities Risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Service Class (formerly Class A) Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s broad-based market indexes, the iMoneyNet, Inc. Government and Agency Retail Average and the iMoneyNet, Inc. Government and Agency Institutional Average. Updated performance information is available at www.wilmingtonfunds.com.

Effective January 20, 2012, Class A Shares were redesignated Service Class Shares, Class I Shares were redesignated Select Class Shares, and Class I2 Shares were redesignated Administrative Class Shares. Performance for Service Class, Select Class and Administrative Class Shares prior to redesignation is based on the previous performance of Class A shares, Class I Shares, and Class I2 Shares, respectively, and has not been adjusted to reflect differences in expenses prior to the redesignation of the classes. Administrative Class Shares are subject to a shareholder services fee up to 0.25% of the Fund’s average daily net assets. Institutional Class Shares commenced operations on March 12, 2012.

PROSPECTUS / August 31, 2019	47

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Annual Total Returns – Service Class Shares

Best Quarter 0.38% 12/31/2018 Worst Quarter 0.00% 3/31/2014

The Fund’s Service Class Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 0.83%.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years or Life of Fund

Service Class Shares

Return Before Taxes	1.10%	0.26%	0.14%

Select Class Shares

Return Before Taxes	1.50%	0.42%	0.23%

Administrative Class Shares

Return Before Taxes	1.25%	0.32%	0.17%

Institutional Class Shares

Return Before Taxes	1.60%	0.46%	0.34%	*

iMoneyNet, Inc. Government and Agency Retail Average (reflects no deduction for taxes)	1.23%	0.31%	0.18%

iMoneyNet, Inc. Government and Agency Institutional Average (reflects no deduction for taxes)	1.54%	0.46%	0.26%

*	The total return shown for the Institutional Class Shares is for the period beginning March 12, 2012 (commencement of operations). The total returns for same corresponding period for the iMoneyNet Inc. Government and Agency Retail Average and iMoneyNet Inc. Government and Agency Institutional Average were 0.23% and 0.34%, respectively.

You may go to www.wilmingtonfunds.com or call the Fund at 1-800-836-2211 for the current 7-Day Net Yield.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Wilmington Funds Management Corporation has voluntarily agreed to reduce its advisory fee and/or reimburse certain of the Fund’s operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Service Class):*	$0

Minimum Initial Investment Amount (Administrative Class):*	$1,000

Minimum Initial Investment Amount (Select Class):*	$100,000

Minimum Initial Investment Amount (Institutional Class):*	$5,000,000

Minimum Subsequent Investment Amount (all share classes except Service Class):†	$25

*	Other restrictions may apply. See “Purchasing Shares’’ in the Prospectus for further information.

†	The minimum subsequent investment amount for Service Class shares is $0.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

48	August 31, 2019 / PROSPECTUS

WILMINGTON U.S. TREASURY MONEY MARKET FUND SUMMARY

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Service Class Shares, Select Class Shares and Administrative Class Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Service Class	Select Class	Administrative Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None	None

Redemption Fee	None	None	None

Exchange Fee	None	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Service Class	Select Class	Administrative Class

Management Fee	0.25%	0.25%	0.25%

Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%

Other Expenses	0.33%	0.33%	0.33%

Total Annual Fund Operating Expenses	0.83%	0.58%	0.83%

Fee Waivers and/or Expense Reimbursements(1)	-0.08%	-0.23%	-0.23%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.75%	0.35%	0.60%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Service, Select and Administrative Class Shares will not exceed 0.75%, 0.35% and 0.60%, respectively, not including taxes, or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2020, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Service Class Shares, Select Class Shares and Administrative Class Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$77	$257	$453	$1,018
Select Class	$36	$163	$301	$704
Administrative Class	$61	$242	$438	$1,004

Principal Investment Strategies of the Fund

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash. While the Board of Trustees may elect to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality, and must meet certain SEC requirements relating to portfolio liquidity. Under these requirements, the Fund’s securities must have remaining maturities of 397 calendar days or less, and the Fund must have a dollar-weighted average maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less.

PROSPECTUS / August 31, 2019	49

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

The primary factors that may reduce the Fund’s returns include:

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Investments in Other Money Market Mutual Funds Risk. To the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual funds (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

•

Repurchase Agreements Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

•	U.S. Government Securities Risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Service Class (formerly Class S) Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s broad-based market indexes, the iMoneyNet, Inc. Treasury and Repo Retail Average and the iMoneyNet, Inc. Treasury and Repo Institutional Average. Updated performance information is available at www.wilmingtonfunds.com.

Effective January 20, 2012, Class S Shares were redesignated Service Class Shares, Class I Shares and Class A Shares were combined and redesignated Select Class Shares, and Class I2 Shares were redesignated Administrative Class Shares. Performance for Service Class Select Class and Administrative Class Shares prior to redesignation is based on the previous performance of Class S Shares, Class A Shares, and Class I2 Shares, respectively, and has not been adjusted to reflect differences in expenses prior to the redesignation of the classes. Administrative Class Shares are subject to a shareholder services fee up to 0.25 % of the Fund’s average daily net assets.

50	August 31, 2019 / PROSPECTUS

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Annual Total Returns – Service Class Shares

Best Quarter 0.38% 12/31/2018 Worst Quarter 0.00% 9/30/2015

The Fund’s Service Class Shares total return for the six-month period from January 1, 2019 to June 30, 2019 was 0.84%.

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Service Class Shares

Return Before Taxes	1.10%	0.26%	0.14%

Select Class Shares

Return Before Taxes	1.50%	0.42%	0.21%

Administrative Class Shares

Return Before Taxes	1.25%	0.31%	0.16%

iMoneyNet, Inc. Treasury and Repo Retail Average (reflects no deduction for taxes)	1.20%	0.31%	0.16%

iMoneyNet, Inc. Treasury and Repo Institutional Average (reflects no deduction for taxes)	1.53%	0.45%	0.24%

You may go to www.wilmingtonfunds.com or call the Fund at 1-800-836-2211 for the current 7-Day Net Yield.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Wilmington Funds Management Corporation has voluntarily agreed to reduce its advisory fee and/or reimburse certain of the Fund’s operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Service Class):*	$0

Minimum Initial Investment Amount (Administrative Class):*	$1,000

Minimum Initial Investment Amount (Select Class)*	$100,000

Minimum Subsequent Investment Amount (all share classes except Service Class):†	$25
*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

†	The minimum subsequent investment amount for Service Class shares is $0.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS / August 31, 2019	51

ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

The following pages describe the investment goal, strategies and risks of the Funds and the underlying funds. There can be no assurance that a Fund will achieve its goal. However, each Fund endeavors to do so by following the strategies and policies described in this prospectus. The investment goal of a Fund may only be changed upon the approval of a majority of the outstanding shares of the Fund. Certain investment strategies may be changed without shareholder approval, although a Fund will provide shareholders with at least 60 days prior written notice of a change in its 80% investment policy.

This prospectus of the Trust offers Shares of 12 Funds, including Class A Shares, Class I Shares, Service Class Shares, Administrative Class Shares, Select Class Shares and Institutional Class Shares.

WILMINGTON LARGE-CAP STRATEGY FUND

Investment Goal

The Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies (primarily common stocks). Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($0.6 billion as of June 30, 2019), or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets based on forecasts of asset risk and return profiles derived from a combination of fundamental quantitative and macroeconomic inputs. The tactical allocations may be based on one or more factors, such as economic sector, industry, investment style (e.g., growth or value), market capitalization (e.g., mega-cap or large/midcap), or security valuation measure (e.g., price/earnings ratio). Currently, the investment advisor’s tactical allocation will be based primarily on the industry sectors of the Fund’s benchmark index (Russell 1000 Index).

Once the investment advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the investment advisor’s allocation instructions. The sub-advisor uses quantitative models to construct a portfolio for the Fund. The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment advisor’s tactical allocations. The return for each component of the portfolio is intended to correlate closely with the return for the corresponding component of the applicable benchmark index. The sub-advisor will use quantitative analytical tools to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or exceed that of the benchmark index.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Asset Allocation Risk
•	Style/Sector/Factor Risk
•	Stock Market Risk

WILMINGTON INTERNATIONAL FUND

Investment Goal

The Fund seeks to provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of foreign securities including those domiciled in emerging markets. The Fund may invest in common stocks and equity-linked instruments of all capitalizations and exchange-traded funds (“ETFs”). The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex-US Net”) Index, the benchmark against which the Fund measures the performance of its portfolio.

Subject to the oversight of the Board, Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by hiring sub-advisors with international investment expertise based on the advice of the Fund’s principal sub-advisor, Wilmington Trust Investment Advisors, Inc. (“WTIA”). In furtherance of the Fund’s investment objective, the Advisor has engaged WTIA to select, on a discretionary basis, the component strategies of the Fund and then recommend managers to the Advisor to manage such strategies. Each such component strategy selected by WTIA reflects a combination of geographic region, capitalization range, and investing style. WTIA typically recommends internationally focused sub-advisors with locally staffed portfolio management teams situated in the geographic regions of the relevant component strategies. WTIA believes that locally situated investment teams can enjoy informational advantages in stock selection.

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

WTIA’s portfolio construction process involves the allocation and reallocation by WTIA of the Fund’s assets among the Fund’s sub-advisors’ component strategies to achieve a blend of geographic regions, styles and capitalizations. WTIA may also directly purchase or sell ETFs, equity-linked instruments, equity securities and/or derivatives (including forward currency exchange contracts) to gain or reduce exposure to certain regions, sectors, capitalization ranges, investing style and/or other investment or risk factors. The Fund’s assets are generally invested across different industries, sectors, countries, and regions, but the Fund may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region and may not have any holdings in particular regions or countries. Each sub-advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate within the constraints of the Fund’s investment goal, strategies and restrictions.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Asset Allocation Risk
•	Company Size Risk
•	Country or Sector Risk
•	Currency Risk
•	Emerging Market Countries Risk
•	Exchange Traded Funds (“ETFs”) Risk
•	Foreign Investing Risks
•	Forward Currency Exchange Contract Risk
•	Growth Investing Risk
•	Multi-Manager Risk
•	Stock Market Risk
•	Value Investing Risk

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Investment Goal

The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Principal Investment Strategies of the Fund

The Fund invests at least 80%, under normal circumstances, of the value of its net assets in equity securities. The Fund will invest in publicly-traded equity securities, including common stock, preferred stock and depositary receipts, of companies of all market capitalizations. The Fund may invest up to 70% of its assets in the equity securities of non-U.S. issuers, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may also invest in exchange-traded funds, futures contracts on broad-based equity indexes and other derivatives.

Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by retaining Wellington Management Company LLP (“Wellington”), to manage the Fund’s assets. The Advisor also engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) to oversee Wellington, to monitor portfolio risk and, on a discretionary basis, to develop strategic exposure objectives and risk parameters for the Fund based on considerations such as macroeconomic outlook, relative valuation levels and volatility in the markets, market flows and market liquidity, and information relating to business cycles, as well as input from Wellington.

Based on the strategic exposure objectives and risk parameters established by WTIA, Wellington constructs an actively managed, global and diversified portfolio of equity securities, and implements an index-based hedging strategy in an effort to reduce market exposure, moderate portfolio volatility and limit the severity of portfolio losses in times of market downturns.

Based on the objectives and parameters developed by WTIA, Wellington will allocate and reallocate the portfolio among a selection of independent equity management teams within Wellington. Each team pursues its own investment strategy or style, such as geography/region, growth/value, market capitalization, event-driven, economic sector, industry, or valuation measure.

In combining equity management teams and strategies, Wellington uses a number of proprietary analytical tools, including market environments analysis, extreme events analysis, stress testing, and simulation analysis. Through the strategy selection process, Wellington seeks to construct a Fund comprised of a diversified group of long-only equity strategies with differing investment approaches that provides an overall exposure, consistent with WTIA’s exposure objectives and risk parameters, comparable to the broader equity market and that reduces exposure to the risks typically associated with any single investment approach. The underlying Wellington equity management teams have complete discretion and responsibility for security selection and portfolio construction decisions within their respective portions of the Fund’s portfolio within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may engage in active and frequent trading as part of its principal investment strategy.

Wellington will implement the hedging strategy by investing a portion of the Fund’s net assets in futures contracts on broad-based equity indexes, the constituents of which include the types of securities in which the Fund invests directly, and in cash, cash equivalents and short-term debt instruments to satisfy applicable margin and asset segregation requirements for the Fund’s derivatives positions. The net market exposure (sum of long and synthetic short positions including cash) of the Fund is expected to range generally between 35% to 45% of the net asset value of the Fund, depending on the WTIA’s analysis of prevailing

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

market conditions, although the exposure may fall outside of this range. The Fund’s short exposure will be achieved through the use of equity index futures or other derivative exposures. Wellington may also invest in a variety of other derivative instruments, such as swaps, forwards, other futures contracts and options, in order to implement the hedging strategy, to hedge foreign currency risk, and to gain equity-like exposure in certain markets.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk
•	Asset Allocation Risk
•	Company Size Risk
•	Correlation Risk
•	Counterparty Risk
•	Currency Risk
•	Derivatives Risk
•	Derivatives Tax Risk
•	Emerging Market Countries Risk
•	Event-Driven Trading Risk
•	Exchange Traded Funds (“ETFs”) Risk
•	Foreign Investing Risk
•	Forward Currency Exchange Contract Risk
•	Growth Investing Risk
•	Information Risk
•	Leverage Risk
•	Liquidity Risk
•	Natural Resources Risk
•	Options and Futures Risk
•	Over-the-Counter (“OTC”) Trading Risk
•	Preferred Stocks Risk
•	Stock Market Risk
•	Swap Agreement Risk
•	Valuation Risk
•	Value Investing Risk

WILMINGTON REAL ASSET FUND

Investment Goal

The Fund seeks to achieve long-term preservation of capital with current income.

Principal Investment Strategies of the Fund

The Fund, under normal circumstances, invests at least 80% of the value of its net assets in “real return” assets consisting of (i) global inflation-protected debt securities, (ii) global real-estate related securities, and (iii) commodity/natural resource-related securities. Global inflation-protected debt securities may include foreign government securities.

The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The Fund will invest in real estate companies, such as real estate investment trusts (“REITs”) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in investment companies, exchange traded funds (“ETFs”), structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements. The Fund’s anticipated use of structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements is expected to be frequent and may at times be substantial.

Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by retaining sub-advisors to manage the Fund’s assets. The Advisor engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) as the Fund’s principal Sub-Advisor, to allocate and reallocate assets of the Fund among the Fund’s sub-advisors. WTIA may invest directly in cash or cash equivalents and repurchase agreements secured by U.S. Government securities. The Fund may also invest in common stocks, preferred stocks and convertible securities of issuers in commodity-related industries to gain exposure to the commodities markets. The Fund may also invest in master limited partnerships (“MLPs”) indirectly through other investment vehicles, such as open-end investment companies.

The Fund’s principal Sub-Advisor, WTIA, determines the Fund’s asset allocation among the “real return” assets. WTIA anticipates allocating approximately 0%-80% to inflation-protected debt securities, 0%-80% to real estate-related securities and 0%-40% to commodity/natural resource-related securities. The allocations and/or actual holdings will vary from time to time.

The Fund utilizes a multi-manager strategy in which the principal Sub-Advisor, WTIA, allocates and reallocates varying portions of the Fund’s assets among a number of sub-advisors, or invests directly (up to 80% of the Fund’s net assets) in ETFs or other instruments in pursuit of the Fund’s investment strategies. Subject to the supervision of the Advisor, each sub-advisor acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

Fund’s investment goal, strategies and restrictions. The Fund may invest in securities of small-cap companies and may invest up to 55% of its assets in foreign securities. The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk
•	Asset Allocation Risk
•	Call Risk
•	Commodity-Related Risk
•	Commodity Tax Risk
•	Company Size Risk
•	Credit Risk
•	Derivatives Risk
•	Derivatives Tax Risk
•	Exchange Traded Funds (“ETFs”) Risk
•	Foreign Investing Risks
•	Forward Currency Exchange Contract Risk
•	Futures Contracts Risk
•	Inflation-Indexed Securities Risk
•	Inflation-Indexed Securities Tax Risk
•	Interest Rate Risk
•	Leverage Risk
•	Liquidity Risk
•	Master Limited Partnerships (“MLPs”) Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Multi-Manager Risk
•	Natural Resources Risk
•	Prepayment Risk
•	Real Estate-Related Risk
•	Stock Market Risk
•	Structured Note Risk
•	Swap Agreement Risk
•	Underlying Funds Risk

WILMINGTON DIVERSIFIED INCOME FUND

Investment Goal

The Fund seeks a high level of total return consistent with a moderate level of risk.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in a diverse portfolio of high-yielding, exchange-traded, domestic and foreign common stocks of all capitalizations, and in a portfolio of investment-grade and non-investment grade fixed income securities. The Fund will also allocate a portion of the portfolio to real assets and to cash.

The equity portion of the Fund, which will make up approximately 60% of the portfolio (and may range from 35% to 70% of the portfolio), will consist of approximately 40% of U.S. equities and 20% of international equities. The international equity allocation will consist of one or more exchange traded funds (or other liquid pooled investment vehicle) that invest in high-quality, non-U.S., developed market equities that have provided relatively high dividend yields over time. The U.S. equity allocation will consist of the Fund Investment Sub-Advisor’s (Wilmington Trust Investment Advisors, Inc., or “WTIA”) Enhanced Dividend Income Strategy (“EDIS”). EDIS targets a portfolio level dividend yield of two times the S&P 500 dividend yield and seeks capital appreciation over a multi-year investment horizon principally through investments in U.S. large cap stocks, while maintaining low volatility versus the broader U.S. large-cap equity market. Volatility for purposes of the EDIS investment objective is measured by beta, standard deviation, and/or down-market capture as compared to the U.S. large-cap equity market as measured by the Russell 1000 Value Index. Although EDIS is focused principally on U.S. large cap stocks, the strategy may have holdings of non-U.S. and non-large cap stocks.

Quantitative and qualitative elements are interwoven throughout WTIA’s EDIS process to identify high- quality, high-dividend paying purchase candidates for the EDIS portfolio. Quantitative screening and proprietary modeling defines, narrows, and prioritizes investment candidates for fundamental analysis. Quantitative screening criteria include, but are not limited to: minimum yield screening criteria versus the S&P 500 and dividend safety screening measures such as free cash flow and dividend reduction history. Fundamental analysis is employed to further test the strength of investment candidates’ competitive positioning, financial condition, and alignment of management incentives. The EDIS portfolio is constructed based on a bottom-up methodology with a top down overlay, using a team-based approach to select high-conviction portfolios consisting of generally 35-55 positions. All positions are continually monitored, with performance measured both on an absolute and relative basis.

The fixed income portion of the Fund, which will make up approximately 30% of the portfolio (and may range from 15% to 50% of the portfolio), will consist of WTIA’s Core Bond Strategy (“Core Bond”). Core Bond consists primarily of U.S. investment grade corporate and government fixed income securities, including mortgage- and asset-backed securities, as well as unrated securities determined to be of comparable quality. WTIA may also invest up to 15% of the fixed income portion of the Fund in lower-rated debt securities (“junk bonds”). WTIA will normally seek to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s individual investments will vary depending on market conditions. In selecting securities for the Fund, WTIA considers a security’s credit quality, capital appreciation potential,

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

maturity and yield to maturity. WTIA will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates. WTIA may also fulfill the “junk bond” allocation through investment in an appropriate exchange-traded fund or other liquid pooled investment vehicle. The fixed income portion of the Fund will also include an allocation to cash of approximately 2.0% (which may range from 0% to 10% of the portfolio).

WTIA also manages the real assets portion of the Fund’s assets, which will make up approximately 10% of the portfolio (and may range from 0% to 35% of the portfolio), will consist of one or more exchange-traded funds, mutual funds or other pooled investment vehicles that invest in real estate-related companies, real estate investment trusts (“REITs”), and U.S. inflation-protected bonds. The real assets portion of the portfolio is intended to protect a portion of the Fund’s income and anticipated capital appreciation against inflation.

The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Asset Allocation Risk
•	Call Risk
•	Changing Fixed Income Market Conditions Risk
•	Company Size Risk
•	Credit Risk
•	Exchange Traded Funds (“ETFs”) Risk
•	Foreign Investing Risks
•	Inflation-Indexed Securities Risk
•	Inflation-Indexed Securities Tax Risk
•	Information Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Prepayment Risk
•	Real Estate-Related Risks
•	Screening Criteria Risk
•	Stock Market Risk
•	Underlying Funds’ Risk

WILMINGTON INTERMEDIATE-TERM BOND FUND

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 5% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with intermediate maturities, and the Fund seeks to maintain a weighted average maturity of three to five years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of three to five years depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Call Risk
•	Changing Fixed Income Market Conditions Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Prepayment Risk

WILMINGTON BROAD MARKET BOND FUND

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

income securities. The Fund’s investment advisor will generally select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 5% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund seeks to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s investments will vary depending on market conditions.

In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Call Risk
•	Changing Fixed Income Market Conditions Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Prepayment Risk

WILMINGTON SHORT-TERM BOND FUND

Investment Goal

The Fund seeks to provide current income.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with short maturities, and the Fund seeks to maintain a weighted average maturity of three years or less. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of zero to three years depending on market conditions. In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Active Trading Risk
•	Call Risk
•	Changing Fixed Income Market Conditions Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Mortgage-Backed and Asset-Backed Securities Risk
•	Non-Investment Grade Securities (Junk Bonds) Risk
•	Prepayment Risk

WILMINGTON MUNICIPAL BOND FUND

Investment Goal

The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in municipal securities that provide interest exempt from federal income tax. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund may also invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund generally invests in securities rated in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or if unrated, determined by the investment advisor to be of comparable quality. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the Fund’s investment in any one of the three general categories of municipal obligations: general obligation bonds, special revenue bonds and private activity bonds.

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In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Alternative Minimum Tax Risk
•	Call Risk
•	Changing Fixed Income Market Conditions Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Tax Risk

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Investment Goal

The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, under normal circumstances, by investing its net assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of New York and New York municipalities. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund seeks to maintain a weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns, include:

•	Alternative Minimum Tax Risk
•	Call Risk
•	Changing Fixed Income Market Conditions Risk
•	Credit Risk
•	Interest Rate Risk
•	Liquidity Risk
•	Municipal Securities Risk
•	New York Investment Risk
•	Non-Diversification Risk
•	Tax Risk

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Principal Investment Strategies of the Fund

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash. While the Board of Trustees may elect to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality, and must meet certain SEC requirements relating to portfolio

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ADDITIONAL INFORMATION ABOUT INVESTMENT GOALS, STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

liquidity. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

The primary factors that may reduce the Fund’s returns include:

•	Credit Risk
•	Interest Rate Risk
•	Investments in Other Money Market Mutual Funds Risk
•	Repurchase Agreements Risk
•	U.S. Government Securities Risk

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Principal Investment Strategies of the Fund

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash. While the Board of Trustees may elect to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality, and must meet certain SEC requirements relating to portfolio liquidity. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

The primary factors that may reduce the Fund’s returns include:

•	Credit Risk
•	Interest Rate Risk
•	Investments in Other Money Market Mutual Funds Risk
•	Repurchase Agreements Risk
•	U.S. Government Securities Risk

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PRINCIPAL SECURITIES OF THE FUNDS

Principal Securities of the Funds

Equity Funds:

•	Equity Securities
•	Common Stocks
•	Preferred Stocks
•	Convertible Securities
•	Foreign Securities
•	Investing in Securities of Other Investment Companies (such as ETFs)
•	Forward Currency Exchange Contracts

Diversified Income Fund

•	Equity Securities
•	Common Stocks
•	Preferred Stocks
•	Convertible Securities
•	Fixed Income Securities
•	Exchange-Traded Funds
•	Treasury Securities
•	Agency Securities
•	Corporate Debt Securities
•	Mortgage Backed Securities
•	Asset-Backed Securities
•	Non-Investment Grade Securities (Junk Bonds)
•	Zero Coupon Securities
•	Foreign Securities
•	Real Estate-Related Securities (including REITs)
•	Investing in Securities of Other Investment Companies (such as ETFs)

Fixed Income Funds:

•	Fixed Income Securities
•	U.S. Government Securities
•	Mortgage Backed Securities
•	Asset Backed Securities
•	Municipal Securities
•	Tax-Exempt Securities
•	Collateralized Mortgage Obligations (CMOs)
•	Non-Investment Grade Securities (Junk Bonds)
•	Zero Coupon Securities

Real Asset Fund

•	Equity Securities
•	Common Stocks
•	Preferred Stocks
•	Convertible Securities
•	Fixed Income Securities
•	Structured Notes
•	Treasury Securities
•	Agency Securities
•	Corporate Debt Securities
•	Inflation-Indexed Debt Securities
•	Commodities
•	Real Estate-Related Securities (including REITs)
•	Mortgage Backed Securities
•	Foreign Securities
•	Foreign Government Securities
•	Master Limited Partnerships
•	Natural Resources Securities
•	Derivative Contracts
•	Forward Currency Exchange Contracts
•	Natural Resources Securities
•	Short Sales
•	Swap Agreements
•	Investing in Securities of Other Investment Companies (such as ETFs)

Alternatives Fund

•	Equity Securities
•	Common Stocks
•	Preferred Stocks
•	Convertible Securities
•	Foreign Securities
•	Derivative Contracts
•	Forward Currency Exchange Contracts
•	Natural Resources Securities
•	Swap Agreements

Money Market Funds

•	Fixed Income Securities
•	U.S. Government Securities, including:
•	Treasury Securities
•	Agency Securities
•	Corporate Debt Securities
•	Commercial Paper
•	Tax-Exempt Securities
•	Municipal Notes and Municipal Securities
•	Variable Rate Demand Instruments
•	Repurchase Agreements
•	Investing in Securities of Other Investment Companies (Government Money Market Funds)

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PRINCIPAL SECURITIES OF THE FUNDS

Principal Securities of the Funds

The following list is a description of the principal securities in which the Funds may invest. More information on the principal and acceptable investments of the Funds is contained in the Funds’ Statement of Additional Information (“SAI”). With respect to the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund, the discussion of investments in this section is qualified by Rule 2a-7 limitations.

Equity Securities

Equity securities (“stocks”) represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the principal types of equity securities in which certain Funds may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. An issuer is considered to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•

it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Fixed Income Securities

Fixed income securities (“bonds”) pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price.

A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the principal types of fixed income securities in which a Fund may invest.

U.S. Government Securities

A U.S. Government security generally means any security issued or guaranteed as to principal or interest by the U.S. Government or certain of its agencies or instrumentalities; or any certificate of deposit for any of the foregoing. U.S. Government securities generally consist of Treasury securities and agency securities. The Funds considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of the Funds’ investment policies. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

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PRINCIPAL SECURITIES OF THE FUNDS

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (“REMICs”), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset backed securities have prepayment risks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue

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PRINCIPAL SECURITIES OF THE FUNDS

commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer

Convertible Securities

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into Shares of common stock at a conversion price of $10 per share. If the market value of the Shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. A Fund may invest in convertible securities rated below investment grade. See “Risks Associated with Non-Investment Grade Securities” herein.

International Equity Fund and Large Cap Growth Fund treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Municipal Securities

Municipal securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax-exempt securities by their source of repayment.

Tax-Exempt Securities

Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Interest income on such securities may be subject to the federal alternative minimum tax (“AMT”) for noncorporate taxpayers.

Municipal Notes

Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues.

Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Variable Rate Demand Instruments

Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.

Non-Investment Grade Securities (Junk Bonds)

Securities rated BB+ or lower by Standard & Poor’s or Ba or lower by Moody’s are considered to be non-investment grade securities (junk bonds). These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

Inflation-Indexed Debt

Inflation-indexed debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Real Asset Fund will invest in Treasury Inflation Protected Securities (“TIPS”), foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. Certain floating rate bonds can potentially proxy for inflation-specific instruments, or non-adjusted bonds could be combined with swaps to create a synthetic inflation-linked bond. The Real Asset Fund may invest in securities with effective or final maturities of any length. The Real Asset Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. TIPS are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

Exchange-Traded Notes (“ETNs”)

A Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on

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PRINCIPAL SECURITIES OF THE FUNDS

a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs are also subject to counterparty risk and fixed income risk.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasigovernmental agencies.

Other Principal Securities

Real Estate-Related Securities

WFMC considers real estate-related securities as those issued by companies that derive at least 50% of their assets, gross income or net profits from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages. Many of the real estate-related securities are REITs, which are pooled investment vehicles that invest directly in income-producing real estate (an “equity REIT”), in loans secured by real estate (a “mortgage REIT”), or a combination thereof (a “hybrid REIT”). An equity REIT receives rental income and any profits on the sale of its properties. A mortgage REIT receives interest income from the loans made on underlying properties. Investments in real estate-related securities expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

Natural Resources Securities

Natural resources securities are those issued by companies that either own or develop natural resources or supply goods and services to such owners and developers. These companies may be involved in exploring, mining, refining, drilling, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil, and natural gases), chemicals, paper and forest products, and other basic commodities. An investment in operating companies that have significant exposure to natural resources exposes the investor to the greater volatility of the commodity markets, to commodity-specific risks (drought, floods, weather, disease, supply/demand imbalances) and to international economic, political and regulatory influences that frequently affect those markets and the operations of companies engaged in natural resources industries. The natural resources industries can also be significantly affected by energy conservation, the success of exploration projects, commodity prices and tax and other government regulations.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which

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PRINCIPAL SECURITIES OF THE FUNDS

the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator, such as an underlying commodity or index related to that commodity. Structured notes may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such notes may be very volatile. The terms of the structured notes may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Commodities

A Fund does not invest directly in commodities. Instead, to gain exposure to the commodities markets without investing directly in physical commodities, a Fund invests in investment companies, exchange-traded funds, structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements. A Fund may also invest in common stocks, preferred stocks and convertible securities of issuers in commodity-related industries to gain exposure to the commodities markets.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (“OTC”) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Short Sales

Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.

The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund is unable to

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borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Swap Agreements

A Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, credit default swaps, equity swaps and commodity swaps. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements may last for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Credit Default Swaps

A Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

Forward Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of a loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Special Transactions

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Advisor. A Fund’s custodian will take possession of the securities subject to repurchase agreements. The Advisor will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Investing In Securities Of Other Investment Companies

A Fund may invest its assets in securities of other investment companies, including certain exchange-traded funds (“ETFs”), business development companies (“BDCs”) and the securities of money market funds, as an efficient means of carrying out their investment policies and managing their

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uninvested cash. SEC rules require that any expenses incurred by certain ETFs, BDCs and other investment companies be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.”

The shares of most ETFs are listed and traded on stock exchanges at market prices, although some shares may be redeemable at net asset value for cash or securities. A Fund may invest in ETFs in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs generally do not charge initial sales charges or redemption fees but investors pay customary brokerage commissions and fees to buy and sell ETF Shares.

A fund may invest in BDCs, a special type of closed-end investment company that tends to invest in small, developing, financially troubled, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. As noted above, these expenses are included in a fund’s expense ratio although they are not direct expenses paid by fund shareholders, are not used to calculate the fund’s net asset value, and are not included in a fund’s financial statements.

Pursuant to an SEC exemption, each of the Funds is permitted to invest in Shares of the Wilmington Money Market Funds as a means of managing their uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.

Other Investment Strategies

Portfolio Turnover

Each Fund may actively trade its portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, who are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance. A Fund may experience an increase in its portfolio turnover rate if a Fund’s portfolio is modified in connection with a change in sub-advisors.

Temporary Defensive Investments

The Funds (except the Money Market Funds) may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. They may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to fail to meet its investment goal and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

The Money Market Funds may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar weighted average maturity or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of this Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market, economic, political or other conditions.

Investment Ratings For Investment Grade Securities

The Advisor or sub-advisor will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor’s, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s or sub-advisor’s credit assessment that the security is comparable to investment grade.

Investment Process Governance

The Wealth and Institutional Services Division (“WISD”) of M&T Bank Corporation consists of the investment management businesses of Wilmington Funds Management Corporation, Wilmington Trust Investment Advisors, Inc., and Wilmington Trust Investment Management, LLC (the “WISD Registered Investment Advisers”), and the investment management, personal trust, corporate trust, asset administration and related businesses of M&T Bank, Wilmington Trust, N.A., and Wilmington Trust Company (the “WISD Trust Entities”).

The WISD Investment Committee (the “Investment Committee”) exists to assist the Boards of Directors of the WISD Trust Entities (indirectly through other intermediate committees) in fulfilling their responsibilities to oversee the investment-related activities of WISD to ensure the proper exercise of fiduciary powers by the WISD Trust Entities, and to assist the Boards of Directors of the WISD Registered Investment Advisers in fulfilling their responsibilities.

The Investment Committee consists of two subcommittees: the Investment Committee-Investment Strategy Matters (the “IC-ISM”), and the Investment Committee-General Matters, and each of the subcommittees has voting and non-voting members. The IC-ISM’s voting members include the Chief Investment Officer, Head of Equity, Head of Fixed Income, Head of Investment Strategy, Head of Fixed Income Search and Strategy and Chief Economist of Wilmington Trust Investment Advisors, as well as several senior employees of the WISD Trust Entities. The non-voting members include other investment professionals from Wilmington Trust

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Investment Advisors, as well as investment professionals from the WISD Trust Entities.

The IC-ISM meets formally at least monthly, and is responsible for a variety of tasks and functions, such as:

•

setting overall strategy for asset allocation, including risk objectives, types of strategic allocations needed (benchmark relative, absolute return, income oriented, etc. ) and types of tactical allocations to be considered;

•

developing the methodology for longer-term strategic allocation advice and more intermediate-term tactical allocation advice, including: (i) research, evaluation of efficacy and execution of valuation and price momentum methodologies, as well as reviews of academic research and third-party solutions and support leading to process improvement; (ii) macro factor identification and analysis for use in allocation processes; and (iii) setting of diversified benchmarks for allocation advice, excess return expectations against benchmarks and the target and allowable tracking error of advice against benchmarks; and

•

developing methodologies for addressing key characteristics of portfolio construction advice, including: (i) the methodology for assigning portfolio exposures within asset classes between active and passive exposures; (ii) determining the impact to construction and exposures to meet yield expectations; (iii) the positioning and use of trend-following trading strategies to address overall portfolio and asset class exposures; (iv) the use and guidelines of portfolio insurance; (v) the positioning and guidelines for private equity and private real estate solutions within portfolios; (vi) the impact of liquidity within products and the decision set around their use; (vii) the interaction of manager styles, correlations of excess returns and volatility in determining combinations and weights of active managers within portfolios; (viii) the rebalancing methodologies, frequencies and thresholds; and (ix) the consideration of income taxes in portfolio construction.

The Investment Committee-General Matters oversees a variety of other investment-related functions, policies and procedures of the WISD Trust Entities and the WISD Registered Investment Advisers.

Generally, the IC-ISM’s determinations are applied across all investment management products managed by the WISD Registered Investment Advisers and the WISD Trust Entities, including separately managed accounts, model portfolios and pooled investment vehicles. The IC-ISM’s determinations regarding strategic and tactical asset allocation and portfolio construction may affect the three Wilmington Multi-Manager Funds and the Large-Cap Strategy Fund directly, as these funds pursue their investment goals by using multiple asset classes and/or investment styles, or, in the case of the Large-Cap Strategy Fund, by allocating its assets among industry sectors. Subject, at all times, to the requirements of each such Fund’s investment goal and principal investment strategies, WTIA portfolio managers for the three Wilmington Multi-Manager Funds will allocate and reallocate assets among sub-advisors and asset classes, and WTIA portfolio managers for the Large-Cap Strategy Fund will allocate and re-allocate its assets among industry sectors, in response to the determinations of the IC-ISM.

Specific Risks of Investing in the Funds

Active Trading Risk

Certain Funds may trade securities actively, which could increase their transaction costs (thereby lowering their performance) and increase the amount of taxes that you may pay.

Alternative Minimum Tax Risk

Although the interest received from municipal securities generally is exempt from federal income tax, a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause noncorporate shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.

Arbitrage Risk

The risk that securities purchased pursuant to an arbitrage strategy that intended to take advantage of the perceived relationship between the value of two securities may not perform as expected.

Asset Allocation Risk

The Real Asset Fund and the Diversified Income Fund are subject to the risk that the Advisor’s asset allocation decisions between equity securities, on the one hand, and fixed income securities, on the other hand, will not anticipate market trends successfully. For example, investing too heavily in common stocks during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total returns.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

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Changing Fixed Income Market Conditions Risk

The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will change given changes in FRB monetary policy actions, as well as, the monetary policy responses of other central banks around the world. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Commodity-Linked Derivative Investment Risk

The value of a commodity-linked derivative investment typically is based on the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. To the extent that a Fund invests in such derivative instruments, the Fund will be exposed economically to movements in commodity prices.

Commodity-Related Risk

Certain Funds are subject to Commodity-Related Risks. Underlying Funds that invest in commodities expose the Fund to the greater volatility of the commodity markets, to commodity-specific risks (weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets.

Commodity Tax Risk

A Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Internal Revenue Code of 1986, as amended, a Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, a Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Internal Revenue Code of 1986, as amended, and any future legislation or guidance may cause a Fund to fail to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, a Fund may forego these investments which could adversely affect the ability of the Fund to achieve its investment goal.

Company Size Risk (Small and Mid Cap Risk)

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. For example, small and medium capitalization stocks may be less liquid and more volatile than stocks of larger, well-known companies. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate. Therefore, smaller companies may entail greater risks for investors than larger companies.

Convertible Securities Risk

Convertible securities are subject to the risks typically associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. A Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Counterparty Risk

A Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. A Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

Country or Sector Risk

Investments in particular sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if a Fund emphasizes one or more industries, economic sectors or countries, it may be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries sectors or countries.

Credit Default Swap Risk

The Global Alpha Equities Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the

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buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

Credit Risk

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

Derivatives Risk

The risk that a Fund’s use of derivatives will cause losses (1) due to the unexpected effect of market movements on a derivative’s price, (2) because the derivatives do not perform as anticipated, (3) because the derivatives are not correlated with the performance of other investments which they are used to hedge; or (4) if the Fund is unable to liquidate a position because of an illiquid secondary market.

Derivatives Tax Risk

Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of a Fund’s taxable income or gains, and may limit or prevent a Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that a Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Distressed Securities Risk

A Fund’s investment in distressed securities may involve a higher degree of credit risk, price volatility and liquidity risk. These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default or close to default. Valuing such instruments may be difficult and the Fund may lose all of its investment.

Emerging Market Countries Risk

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries.

Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Event-Driven Trading Risk

Event-driven trading involves the risk that the special situation may not occur as anticipated, in which case a Fund may realize losses.

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Exchange-Traded Funds (“ETFs”) Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Exchange-Traded Notes (“ETNs”) Risk

The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index or other asset underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

Foreign Investing Risk

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent International Fund, Real Asset Fund, Global Alpha Equities and Diversified Income Fund and their Advisor and sub-advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments. Further, the issuer of foreign government securities or the governmental authorities that control the repayment of the debt may be unwilling to repay the principal or interest when due.

Forward Currency Exchange Contract Risk

A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Futures Contracts Risk

The successful use of futures contracts will depend upon the investment manager’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (v) if the Fund has insufficient cash, it may have to sell portfolio investments to meet daily variation margin requirements, and the Fund may have to sell such investments at a time when it may be disadvantageous to do so.

Growth Investing Risk

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Hedge Fund Strategies’ Risk

Certain Funds are subject to Hedge Fund Strategies’ Risks. Underlying Funds that invest, directly or indirectly, in managers employing hedge fund-type investment strategies may have markedly higher investment management fees than other funds. Hedge fund strategies may be narrowly focused on a particular market, security type or activity, and would be exposed to greater risk of loss if the investment thesis underlying the focus does not occur as anticipated. Hedge fund strategies that are intended to reduce the Fund’s volatility may fail to do so effectively. The use of leverage by a hedge fund strategy (e.g., through options) will magnify any losses incurred by the strategy.

Inflation-Indexed Securities Risk

Certain Funds are subject to Inflation-Indexed Securities’ Risks. Because of the inflation-adjustment feature,

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inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. There also may be a delay between the time a change to the rate of inflation occurs and the time the adjustment for inflation is reflected in the value of the inflation-indexed securities.

Although inflation-indexed securities may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-indexed securities would likely decline in price, resulting in losses to the Fund. If the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation or a lower level of inflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.

Inflation-Indexed Securities Tax Risk

Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in a Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a Fund may cause amounts previously distributed by the Fund in the taxable year as income to be recharacterized as a return of capital.

Information Risk

The Fund may rely to a meaningful degree on quantitative analytical tools (both proprietary tools and those developed by third parties) (“Tools”) and information and data (“Data”) supplied by third parties. Tools and Data may be used to, among other things, construct sets of transactions and investments and illustrate the results, construct and test allocations within a portfolio, and provide risk management insights.

When Tools and Data used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not provide the desired results and the Fund may realize losses. For example, the Fund’s advisor and/or sub-advisor may in reliance on faulty Tools or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether.

Infrastructure Assets Risk

Certain Funds are subject to Infrastructure Assets Risk. Underlying Funds that invest, directly or indirectly, in infrastructure operators and projects (e.g., toll roads, port facilities, transmission lines, sewage treatment plants) expose the Fund to the risks associated with large, long-term construction projects, to financial, operating and competitive risks, and to the risks of changing economic and regulatory conditions and political instability in the country or region where the asset is located. These risks may be amplified for real assets located outside of the United States.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investments in Other Money Market Mutual Funds Risk

To the extent that a Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual funds (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

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SPECIFIC RISKS OF INVESTING IN THE FUNDS

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level or risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Liquidity Risk

Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Master Limited Partnerships (“MLPs”) Risk

Investing in MLPs entails risks related to fluctuations in energy prices, decreases in the supply of, or demand for, energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences due to the partnership structure and potentially limited liquidity.

Mortgage-Backed and Asset-Backed Securities Risk

Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Municipal Securities Risk

The Fund will likely be impacted by events tied to the overall municipal securities markets. Those markets can be volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Further, a fund that invests in the securities of a particular bond market sector (e.g., healthcare, housing or one political subdivision) is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not make such sector investments. It is possible that economic, business or political developments or other changes affecting one security in the sector will affect other securities in that sector in the same manner, thereby increasing the risk of such investments.

Natural Resources Risk

Certain Funds are subject to Natural Resources Risks. Underlying Funds that invest in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the

Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operations of these companies.

New York Investment Risk

The New York Municipal Bond Fund emphasizes investments in New York and is subject to events that may adversely affect New York issuers compared to funds that invest in multiple states. New York’s economy is large and diverse. While several upstate counties benefit from agriculture, manufacturing and high technology industries, New York City nonetheless still dominates the State’s economy through its international importance in economic sectors such as advertising, finance, and banking. Any major changes to the financial conditions of New York City would ultimately have an effect on the State.

Yields on New York municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State, counties, municipalities or City of New York could impact New York Municipal Bond Fund’s portfolio. The ability of the Fund to achieve its investment goals also depends on the continuing ability of the issuers of New York municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

Non-Diversification Risk

The New York Municipal Bond Fund is non-diversified. Compared to diversified mutual funds, each of these Funds may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases a Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on a Fund’s Share price and performance.

Non-Investment Grade Securities (Junk Bonds) Risk

High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

Options and Futures Risk

When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

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SPECIFIC RISKS OF INVESTING IN THE FUNDS

Over-the-Counter (“OTC”) Trading Risk

Certain of the derivatives in which the Global Alpha Equities Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty risk with respect to such derivatives contracts.

Preferred Stocks Risk

Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

Prepayment Risk

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates.

Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline. A Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

Real Estate-Related Risk

Certain Funds are subject to Real Estate-Related Risks. Underlying Funds that invest in real estate (generally real estate investment trusts) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Repurchase Agreements Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Screening Criteria Risk

Strict application of the dividend-yield screening criterion for the U.S. equities portion of the Fund’s portfolio means that the Fund might have difficulty in finding suitable investments in certain markets, may be concentrated in a relatively small number of positions, and may not invest in companies experiencing, or expected to experience, meaningful capital appreciation.

Short Sale Risk

Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Stock Market Risk

The value of equity securities in a Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund’s share price may decline.

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SPECIFIC RISKS OF INVESTING IN THE FUNDS

The Advisor or sub-advisor attempts to manage market risk by limiting the amount a Fund invests in each company’s equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

Structured Note Risk

The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

Style/Multi-Manager Risk

The investment styles employed by sub-advisors may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

Swap Agreement Risk

With respect to an uncleared swap (i.e., negotiated bilaterally and traded OTC between the two parties), the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment goal. In the case of a cleared swap (i.e., transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (e.g., certain credit default swaps)), there is also a risk of loss by the fund of the margin deposits posted with the FCM in the event of the FCM’s bankruptcy and whether the Fund has an open position in the swap contract.

Tax Risk

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the New York Municipal Bond Fund and Municipal Bond Fund to their shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall. Income from the New York Municipal Bond Fund and Municipal Bond Fund may be subject to the AMT.

Underlying Funds’ Risk

Certain Funds are subject to Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the decisions of WFMC or WTIA, as principal sub-advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment objective of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. WFMC and WTIA are subject to certain conflicts of interest in choosing the Underlying Funds in which a Fund may invest.

U.S. Government Securities Risk

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

Valuation Risk

The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

Value Investing Risk

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Furthermore, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Disclosure Of Portfolio Holdings Information

The Funds’ annual and semiannual reports contain complete listings of each Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Upon its effective date, each Fund with the exception of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund prepares a report on Form N-PORT of its portfolio holdings as of the end of each month. The Funds’ annual and semiannual reports are filed

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with the SEC within 60 days of the end of the reporting period and the Funds’ monthly portfolio holdings are filed with the SEC within 60 days after the end of each fiscal quarter at the SEC’s website at www.sec.gov.

Each quarter, each Fund provides the top 10 holdings to the insurance companies that offer the Fund in its insurance contracts. This information is provided to these entities under an agreement of confidentiality, before such information is made publicly available, so that these entities may produce fact sheets about the Fund as of the end of such quarter, which may include an analysis of the Funds’ holdings by sector, credit quality and/or country, as applicable.

The SAI describes the policies and procedures that relate to the disclosure of the Funds’ portfolio holdings.

Who Manages The Funds?

The Board of Trustees (the “Board”) governs the Funds. The Board selects and oversees the Advisor, WFMC, (formerly, Rodney Square Management Corporation) an affiliate of M&T Bank. The Advisor’s address is 1100 North Market Street, Wilmington, DE 19890.

The Advisor manages each Fund’s assets but may engage sub-advisors to provide investment management services for some or all of a Fund’s assets as more fully described in the Principal Investment Strategies for each Fund, If not delegated to a sub-advisor the Advisor’s services include buying and selling portfolio securities. The Funds’ principal sub-advisor is Wilmington Trust Investment Advisors, Inc. (WTIA) for those assets of the Funds allocated to WTIA by WFMC. For some Funds, WFMC may allocate all or a significant percentage of such Fund’s assets to WTIA to provide investment management services. For other Funds, WFMC may allocate a small portion or no portion of the Fund’s assets to WTIA to provide investment management services.

M&T Bank was founded in 1856 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia, the Washington D.C. As of June 30, 2019, M&T Bank Corporation had total assets of $11.8 billion. WFMC and entities affiliated with WFMC or its predecessors have served as investment advisor to certain of the Funds since 1988 and, as of June 30, 2019, it managed approximately $121.6 billion in assets. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

For its services under an advisory contract, the Advisor received an annual advisory fee from each Fund for the fiscal year ended April 30, 2019 equal to a percentage of each Fund’s average daily net assets, and taking into account any applicable waivers or reimbursements, as follows:

FUND	Advisory Fee Paid

Large-Cap Strategy Fund	0.11%

International Fund	0.55%

Global Alpha Equities Fund	0.89%

Real Asset Fund	0.44%

Diversified Income Fund	0.00%

Intermediate-Term Bond Fund	0.12%

Broad Market Bond Fund	0.36%

Short-Term Bond Fund	0.00%

Municipal Bond Fund	0.34%

New York Municipal Bond Fund	0.19%

U.S. Government Money Market Fund	0.20%

U.S. Treasury Money Market Fund	0.17%

The Advisor may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

A discussion of the Board’s review of the Funds’ investment advisory contracts will be available in the Funds’ Semi-Annual Shareholder reports for the period ended October 31, 2018.

M&T Securities, Inc., an affiliate of WFMC, and its affiliates also may receive up to 0.25% of average daily net assets of the Funds’ Class A Shares, Class I Shares, Service Shares and Administrative Shares for shareholder services under the Shareholder Services Plan described in “Shareholder Services Plans”. In addition, they may receive up to 0.25% of the Funds’ average daily net assets of the Class A Shares, Service Shares and Administrative Shares for the distribution services provided to the Funds under the Rule 12b-1 Plan described in “Rule 12b-1 Plans”.

In addition to the investment management services provided by WFMC, WFMC in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds and is entitled to receive a maximum fee of 0.040% of the Funds’ average daily net assets for such administrative personnel and services.

Sub-Advisors

Subject to oversight by the Board, the Advisor is responsible for overseeing the sub-advisors and recommending their hiring, termination and replacement. Pursuant to an exemptive order from the SEC, the Advisor (subject to the approval of the Board) may, with respect to any of the Funds, select and replace sub-advisors, which are unaffiliated with the Advisor, and amend Sub-Advisory agreements without obtaining shareholder approval, provided that certain conditions are met. The Advisor, and each applicable Fund, has entered into Sub-Advisory agreements

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SUB-ADVISORS

with the sub-advisors listed below to manage the Fund indicated, subject to supervision of the Advisor and the Board, and in accordance with the investment goals and restrictions of the respective Funds. For their services, each sub-advisor (other than WTIA) is entitled to receive a fee based upon a percentage of their respective Fund’s average daily net assets, which will be paid by the Fund and not by the Advisor. WTIA is compensated from the advisory fee received by the Advisor.

The rate of the overall fee payable to the multiple sub-advisors of a sub-advised Fund may vary depending on the amount of assets that are allocated to the different sub-advisors of the sub-advised Fund due to the differences in their fees. The rate of the overall fee payable may also vary, from time to time, due to increases or decreases in the market value of the portions of the Fund’s portfolio managed by particular sub-advisors. These variations may occur even though there has been no change in the contractual arrangements between the Fund and any sub-advisor.

Allianz Global Investors U.S. LLC (“AllianzGI”) sub-advises a portion of the International Fund. AllianzGI is a registered investment advisor under the Advisers Act, with its principal executive office located at 1633 Broadway, New York, NY 10019. As of June 30, 2019, AllianzGI had assets under management of approximately $121.2 billion.

AXA Investment Managers, Inc. (“AXA IM”) sub-advises a portion of the International Fund. AXA IM is a registered investment advisor under the Advisers Act, with its principal executive office located at 100 West Putnam Avenue, Greenwich, CT 06830. As of June 30, 2019, AXA IM had assets under management of approximately $68.92 billion.

Berenberg Asset Management LLC, along with its affiliate Joh. Berenberg, Gossler & Co. KG (“Berenberg”) sub-advises a portion of the International Fund. Berenberg is a registered investment advisor under the Advisers Act, with its principal executive office located at 1251 Avenue of the Americas, 53rd Floor, New York, NY 10020. Berenberg provides investment advice in the United States that originates from its participating affiliate, Joh. Berenberg, Gossler & Co. KG (“Joh. Berenberg”). Berenberg will provide these advisory services pursuant to long-standing SEC no-action letters that allows Berenberg to offer the capabilities, infrastructure and expertise of Joh. Berenberg to U.S. prospective clients. As of June 30, 2019, Berenberg had assets under management of approximately $36 billion.

Nikko Asset Management Americas, Inc. (“Nikko”), along with its affiliate Nikko Asset Management Co. Ltd. (“Nikko AM”) sub-advises a portion of the International Fund. Nikko is a registered investment advisor under the Advisers Act, with its principal executive office located at 605 3rd Avenue, 38th Floor, New York, NY 10158. Nikko is the U.S. subsidiary of Nikko AM. As of June 30, 2019, Nikko, together with its parent company Nikko AM, had assets under management of approximately $223.8 billion.

Pacific Investment Management Company LLC (“PIMCO”) sub-advises a portion of the Real Asset Fund. PIMCO is a registered investment advisor under the Advisers Act with its principal executive office located at 650 Newport Center Drive, Newport Beach, CA 92660. As of June 30, 2019, PIMCO had assets under management of approximately $1.84 trillion, including $1.42 trillion in third-party client assets. PIMCO makes decisions with respect to and places orders for purchases and sales of portfolio securities, and maintains the records relating to such purchases and sales.

Parametric Portfolio Associates LLC (“Parametric”) sub-advises a portion of the Real Asset Fund. Parametric is a registered investment advisor with its principal executive office located at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. As of June 30, 2019, Parametric had assets under management of approximately $246.10 billion.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd. (Singapore Branch) (collectively, “Schroders”), sub-advises a portion of the International Fund. Schroder and Schroder Investment Management North America Ltd. are registered investment advisers under the Investment Advisers Act of 1940, as amended. Schroder’s principal executive office is located at 7 Bryant Park, New York, NY 10018-3706. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $565.54 billion under management as of June 30, 2019.

Wellington Management Company LLP (“Wellington”) sub-advises the Global Alpha Equities Fund. Wellington is a registered investment advisor under the Advisers Act, with its principal executive office located at 280 Congress Street, Boston, MA 02210. As of June 30, 2019, Wellington had global assets under management of $1,104 billion.

Wilmington Trust Investment Advisors, Inc. (“WTIA”) serves as the principal sub-advisor for the Funds and, for those assets of a Fund allocated by the Advisor, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, WFMC and WTIA. WTIA is an affiliate of WFMC and is located at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. As of June 30, 2019, WTIA had assets under management of approximately $21.2 billion.

Portfolio Manager Responsibilities

The following is information about how Funds with multiple Portfolio Managers allocate responsibilities for day-to-day management.

Large-Cap Strategy Fund – Matthew D. Glaser, Andrew H. Hopkins, CFA, CPA, and Karen Purzitsky, CFA, manage the Large-Cap Strategy Fund. They make purchase and sale decisions to mirror the investment advisor’s direction on sector weightings or other tilts within the Fund.

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SUB-ADVISORS

International Fund – Matthew D. Glaser and Clement K. Miller, CFA, manage the portfolio’s overall regional, capitalization, and style allocations in light of global market conditions; selection and monitoring the Fund’s sub-advisors, and allocating among these and ETFs; management of cash inflows and outflows; and evaluation of performance. Dr. Kai Hirschen, CFA, FRM, CAIA, Robert Hofmann, CFA, Karsten Niemann, CFA and Thorsten Winkelmann are responsible for the day-to-day management of any portion of the Fund allocated to AllianzGI. Isabelle de Gavoty and Caroline Moleux, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to AXA IM. Boris Jurczyk, CFA, is responsible for the day-to-day management of any portion of the Fund allocated to Berenberg. Yoshihide Itagaki and Toshinori Kobayashi are responsible for the day-to-day management of any portion of the Fund allocated to Nikko. Toby Hudson is responsible for the day-to-day management of any portion of the Fund allocated to Schroders. The sub-advisors decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the International Fund that they manage. Each sub-advisor is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

Global Alpha Equities Fund – Matthew D. Glaser and Jordan Strauss, CFA are responsible for the management of the Global Alpha Equities Fund. Gregg R. Thomas, CFA, and Tom. S. Simon, CFA, FRM are responsible for the day-to-day management of the strategies implemented by Wellington. Wellington decides on capitalization weightings, purchase and sales, and decides on sector and capitalization weightings for the strategies they manage.

Real Asset Fund – Matthew D. Glaser and Jordan Strauss, CFA are responsible for the day-to-day management of the Real Asset Fund, including the portion allocated to the enhanced cash strategy. Mihir P. Worah and Steve A. Rodosky oversee the day-to-day management of the portion of the Real Asset Fund allocated to PIMCO. Paul Bouchey and Thomas C Seto oversee the day-to-day management of the portion of the Real Asset Fund allocated to Parametric.

Diversified Income Fund – Matthew D. Glaser and Allen E. Choinski, CFA, co-manage the Diversified Income Fund. Under normal circumstances, Mr. Glaser or Mr. Choinski initially recommends changes to the allocation among the selection of the underlying strategies and pooled investment vehicles. The co-manager who did not initiate the allocation recommendation then contributes input and analysis and the portfolio managers jointly decide the investment approach to be implemented. Mr. Hopkins and Mr. Horst oversee the purchase and sale decisions for WTIA’s Enhanced Dividend Income Strategy. Mr. D’Eramo and Mr. Hannan oversee the purchase and sale decisions for WTIA’s Core Bond Strategy.

Intermediate-Term Bond Fund – Dominick J. D’Eramo, CFA, Randy H. Vogel, CFA, James M. Hannan and Wilmer C. Stith, III, CFA, jointly manage the Intermediate-Term Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Broad Market Bond Fund – James M. Hannan, Wilmer C. Stith, III, CFA, Dominick J. D’Eramo, CFA, and Randy H. Vogel, CFA, jointly manage the Broad Market Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Short-Term Bond Fund – Wilmer C. Stith, III, CFA and James M. Hannan jointly manage the Short-Term Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Municipal Bond Fund – Dan Scholl, CFA, Jason Hannon, CFA, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

New York Municipal Bond Fund – Dan Scholl, CFA, Jason Hannon, CFA, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the New York Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Portfolio Manager Biographies

Paul Bouchey, CFA, is Chief Investment Officer at Parametric’s Seattle office. Mr. Bouchey leads Parametric’s investment, research and strategy activities. His research interests include tax management, factor investing, liquid alternatives, and rebalancing. Paul has authored numerous academic and practitioner articles in journals such as The Journal of Portfolio Management, The Journal of Wealth Management, and The Journal of Index Investing. Paul earned a B.A. in mathematics and physics from Whitman College and an M.S. in Computational Finance and Risk Management from the University of Washington. He holds the Chartered Financial Analyst designation.

Allen E. Choinski, CFA, is a Vice President and Portfolio Manager/Research Analyst of WTIA and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING’s Aeltus Investment Management in fundamental and quantitative research.

Isabelle de Gavoty is the Head of Europe Small Cap Equities with AXA IM. In 1998, Ms. de Gavoty joined AXA IM initially as an analyst within the Europe Small Cap Equity team before being promoted in 2001 to Lead Portfolio Manager in the Small and Mid-Cap team, a position she held until 2007. Ms. de Gavoty spent one year at Société

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Générale Asset Management as Portfolio Manager and Head of the Small and Mid-Cap team. In 2008, Ms. de Gavoty rejoined AXA IM as Lead Portfolio Manager and Head of the Europe Small Cap Equity team. From 1995 to 1998, Ms. de Gavoty worked as a financial analyst on the automobile sector with Wargny, a French broker. She graduated with a Masters in Finance from the University of Aix-Marseille (1994), holds the SFAF certification (French Financial Analyst Association) and is a member of the European Financial Analyst Society. Ms. de Gavoty also holds a diploma in Advanced Studies in Finance from the Oxford Brookes University.

Dominick J. D’Eramo, CFA, is President of the Funds and Senior Vice President and Head of Fixed Income at WTIA. He is a member of the investment team primarily responsible for the day-to-day management of the Intermediate-Term Bond and Broad Market Bond Funds. Mr. D’Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with WFMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

Matthew D. Glaser is Group Vice President and Head of Equity and Non-Traditional Investments at WTIA. Mr. Glaser joined WTIA in 2016 and has more than twenty years of experience in the equity and institutional investments industry. Previously, Mr. Glaser served as Managing Director and Portfolio Manager at Lazard Asset Management from 2014 to 2016 and Chief of Investment Strategies and Executive Managing Director at Turner Investments from 2007 to 2013, where he was a member of the Executive Management Group, Enterprise Risk Committee and had oversight responsibility for the Turner Spectrum Fund. Mr. Glaser holds a master’s degree in

Finance from Columbia University and a bachelor’s degree in History from Wesleyan University.

James M. Hannan is an Administrative Vice President and has been a Portfolio Manager of WTIA since 1996 and a Vice President of M&T Bank since April 2003. Mr. Hannan was a Money Market trader at AllFirst Bank from 1987 to 1992 and a Portfolio Manager from 1992 until its acquisition by M&T Bank in April 2003. In addition to his portfolio management duties, Mr. Hannan is also responsible for several separately managed institutional portfolios. He has more than 26 years of experience in the investment industry. Mr. Hannan earned his B.S. from the University of Maryland and his M.B.A. from George Washington University.

Jason Hannon, CFA, is Vice President, Head of Municipal Strategy and Senior Portfolio Manager for WTIA and is responsible for setting the municipal bond portfolio strategy for the firm’s institutional and individual clients. He plays a critical role in assessing market structure and guiding the risk measurement and research process. Most recently, Jason was a vice president at New York Private Bank & Trust/Emigrant Bank where he oversaw the municipal, MBS and treasury portfolios for separately managed accounts and the Bank’s Capital Markets Group. Previous roles include senior trader at Arbor Research & Trading and Vanguard. He holds a B.S. in Finance from the Pennsylvania State University.

Kai Hirschen, Ph.D., CFA, CAIA, FRM is a portfolio manager with Allianz Global Investors, which he joined in 2009. He is a member of the Systematic Equity team and manages High Dividend Global mandates, including enhanced dividend strategies with an option overlay. Mr. Hirschen has 13 years of investment-industry experience. He previously worked for a leading international consultancy in risk management and risk modeling. Mr. Hirschen has a master’s degree in mathematics from the University of Hannover, Germany, a master’s degree in finance and accounting from the University of Frankfurt, Germany, and a doctorate from the University of Darmstadt, Germany. He is a CFA charterholder and a CAIA charterholder, and holds the Financial Risk Manager designation.

Robert Hofmann, CFA, is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. As a member of the European Equities team, he is deputy portfolio manager for the Europe Equity Growth strategy and lead portfolio manager for the International Equity Growth strategy. Mr. Hofmann has 14 years of investment-industry experience. He has an M.B.A. in finance and accounting from the University of Frankfurt am Main. Mr. Hofmann is a CFA charterholder.

Andrew H. Hopkins, CFA, CPA, is an Administrative Vice President at WTIA. Mr. Hopkins is the Head of Equity Research and is responsible for Wilmington Trust’s equity investment management program, which includes both domestic and international equity strategies. Mr. Hopkins manages a team of professionals responsible for equity research and portfolio management and quantitatively managed equity strategies, including passive and active strategies which utilize a risk model and optimization process to control risk.

Mark D. Horst, CFA, is a Vice President and Portfolio Manager/Research Analyst at WTIA and is responsible for providing fundamental equity research. Mr. Horst serves as a generalist with a broad range of sector and industry experience, with particular expertise in the Technology, Energy, Materials, and REIT sectors. Mr. Horst is a member of the portfolio management team for the Enhanced Dividend Income Strategy (EDIS). Mr. Horst has more than a decade of experience in institutional fundamental equity research and portfolio management and holds a master’s degree from the University of Michigan Ross School of Business and a bachelor’s degree in International Business from Lehigh University. He is a member of the CFA® Society of Philadelphia.

Toby Hudson, Head of Asia ex Japan Equity Investments, is a fund manager managing Regional and Hong Kong/China mandates with Schroders. Mr. Hudson’s Investment career commenced upon joining Schroders in 1992. He was seconded

PROSPECTUS / August 31, 2019	79

SUB-ADVISORS

to Hong Kong in 1995 after 3 years working as an UK equity analyst in London. In 1995, Mr. Hudson started covering Hong Kong equities before becoming responsible for financials research across the Asia ex Japan region. Mr. Hudson became Head of North Asian research in 2001 and Head of Asia ex Japan Equities Research in 2002. He started to manage money in 2003, a large regional financial sector portfolio for a sovereign wealth fund. In 2007, Mr. Hudson started to manage regional equity and officially took over as the lead on Hong Kong/China mandates at the start of 2008

Yoshihide Itagaki (Lead Portfolio Manager), has been a portfolio manager for the Research Active Management Team with Nikko since 2010. From 2003, Mr. Itagaki served as both Team Leader and Senior Portfolio Manager for the Value Strategy Fund Management Team. Mr. Itagaki started his career at Nikko Securities Investment Trust & Management (now Nikko AM) in 1990, and managed various Japan equity funds. After working at the firm’s Singapore unit, Mr. Itagaki returned to Tokyo in February 1998 as a Japan Equity Portfolio Manager. Mr. Itagaki holds a B.A. in Commerce from Waseda University and is a chartered member of the Security Analysts Association of Japan.

Boris Jurczyk, CFA, CAIA, FRM, joined Berenberg in 2009. He specializes in the development of models in the field of quantitative equity selection. Mr. Jurczyk is the responsible lead manager of the Berenberg European Equity Selection and Berenberg Emerging Markets Equity Selection mutual funds. Previously he worked for WGZ BANK in Financial Engineering and Trading. In 2001, Mr. Jurczyk received his degree in Business Administration at University of Paderborn. In 2006 he completed his MA of Finance and Management with specialization in Investment Banking at the Frankfurt School of Finance and Management. Mr. Jurczyk has gained specialist knowledge by completing additional qualification courses and being member in numerous professional organizations.

Toshinori Kobayashi (Back-Up Portfolio Manager), became the Team Leader for the Research Active Management team with Nikko in 2010, after serving as Team Leader and Portfolio Manager of the Market-Oriented Fund Management Team of the Equity Fund Management Department. Mr. Kobayashi became a Portfolio Manager in 1992 following three years of work in corporate research. Mr. Kobayashi began his career at Nikko Securities Investment Trust & Management (now Nikko AM) in 1988. Mr. Kobayashi holds a B.A. in Law from Chuo University and is a chartered member of the Security Analysts Association of Japan.

John J. Malloy, Jr., Vice President and Senior Municipal Bond Portfolio Manager, is responsible for managing tax exempt assets including a common trust fund, mutual funds, and separately managed accounts. He uses key rate duration to provide the client’s portfolio with the interest rate exposure of the proper benchmark index. He also conducts continual yield curve and volatility analyses in order to maximize total return and minimize risk across his municipal fixed income portfolios. John joined Wilmington Trust in 2006, specializing in municipal bond trading and portfolio management. Earlier in his career, he was a senior fixed income trader at The Vanguard Group. He holds an MBA in Finance from Saint Joseph’s University and a bachelor’s degree in Business Administration from Arcadia University.

Clement K Miller, CFA, is portfolio manager of the Wilmington International Fund. He is a voting member of WTIA’s Investment Committee and a non-voting member of the Portfolio Management Group. He is a member of the Manager Research Group with responsibilities in international equities. He is a frequent contributor to WTIA’s blog postings for clients. Mr. Miller joined M&T Bank’s Investment Group in 2008 after 6 years as a Relationship Manager in the Export Finance Group. Before that, he worked for 15 years with the Export-Import Bank. For the last 6 years at Ex-Im Bank, he led the bank’s loan workouts division. Earlier at Ex-Im Bank, he served as a country risk economist, loan officer, and international trade negotiator. Prior to joining Ex-Im, he served as an economist for economic forecasting firm Wharton Econometrics. He has a bachelor’s degree from Georgetown University’s School of Foreign Service and an MBA from George Washington University. He holds the CFA Charter and for 2 years served as President of the Baltimore CFA Society.

Caroline Moleux, CFA, is a Portfolio Manager/Analyst with AXA IM. Ms. Moleux joined AXA IM in 2005 as a Portfolio Manage/Analyst on the convertible and global entrepreneur strategy. She now serves as Portfolio Manager Analyst within the small cap team and is in charge of the consumer sector. Prior to joining AXA IM, Ms. Moleux worked for three years at ADI where she was an analyst on the convertible arbitrage strategy. Ms. Moleux holds a CFA and an MBA in corporate finance and financial engineering from the University Paris Dauphine.

Karsten Niemann, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 1998. He is a member of the Systematic Equity team. Mr. Niemann manages Best Styles Europe Equity and European High Dividend mandates, overseeing more than $9 billion in assets under management. He previously managed Best Styles Global Equity and Best Styles Euroland Equity mandates for the firm; before that, he was a quantitative analyst. Mr. Niemann has 21 years of investment-industry experience. He has a master’s degree in economics from the University of Bonn, Germany, and is a CFA charterholder.

Karen Purzitsky, CFA, is a quantitative analyst responsible for analysis and modeling for the WTIA equity strategies. Ms. Purzitsky has a B.A. in Mathematics and Economics from York University, Toronto, Canada and an M.B.A. in Finance and Accounting from the University of Rochester.

Steve A. Rodosky, is a Managing Director in the Newport Beach office and a Portfolio Manager for the Real Return and U.S. Long-Duration Strategies. He serves as Head of Talent Management for Portfolio Management in the U.S.

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SUB-ADVISORS

and previously led the firm’s U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was Vice President of Institutional Sales with Merrill Lynch. He has 24 years of investment experience and holds a master’s degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

Rebecca J. Rogers, Vice President and Senior Portfolio Manager at WTIA, is responsible for managing collective funds and separately managed portfolios of tax-exempt municipal bonds. Rebecca works with high-net-worth clients to develop customized investment portfolios based on their unique parameters for risk, return, and liquidity. After taking the time to listen to her client’s objectives and to understand any tax, legal, and personal considerations, Rebecca then structures a well-diversified portfolio in keeping with her recommended asset allocation program. Rebecca continually monitors and rebalances her clients’ portfolios to meet their evolving needs and to take advantage of new investment opportunities. Rebecca joined Wilmington Trust in 2010 from PNC Capital Advisors, where she was Director of Portfolio Management and Trading. In that capacity, she was responsible for managing over $6.5 billion in tax exempt assets including mutual funds, common trust funds, and separately managed accounts. She holds a B.A from Dickinson College.

Dan Scholl, CFA is an Administrative Vice President and Head of Municipal Fixed Income for WTIA, leading the team responsible for municipal fixed income investing as part of WTIA’s Fixed Income Group. In this role he will lead the municipal group in portfolio management, credit surveillance and work in collaboration with the internal sales partners in the field. Dan brings more than 30 years’ experience in the fixed income and municipal markets, including leadership positions in asset management and the public sector. Prior to joining Wilmington Trust in 2019 he served as co-head of tax-exempt fixed income at Schroder Investment Management. As a member of the global fixed income investment and management committees, Dan was responsible for over $130B in assets. Previous roles include director and senior portfolio manager for municipal fixed income for Morgan Grenfell Asset management and Deutsche Asset Management. He holds a M.G.A from the University of Pennsylvania in Government Administration and a B.A. from Ursinus College in Political Science and Finance.

Thomas Seto is Head of Investment Management at Parametric’s Seattle office. Mr. Seto is responsible for all portfolio management and trading related to our equity strategies and is a member of the Enterprise Management Committee. Prior to joining Parametric in 1998, Thomas served as the Head of U.S. Equity Index Investments at Barclays Global Investors. He earned an MBA in Finance from the University of Chicago Booth School of Business, and a B.S. in Electrical Engineering from the University of Washington.

Tom S. Simon, CFA, FRM, is a Senior Managing Director, Partner, and Portfolio Manager at Wellington. As Portfolio Manager, Mr. Simon helps lead the Manager Research and Fundamental Factor Platform investment teams. These teams conduct original research on factor investing, risk management, manager evaluation, analytical systems, and portfolio construction. Prior to joining Wellington in 2009, Mr. Simon spent nine years at FactSet Research Systems Inc. (2001-2009), where he served as vice president. He also worked at Quantitative Analytics (2007-2009), and served as a quantitative specialist (2003-2007) and a consultant (2001-2003). Mr. Simon received his BBA in finance and economics from the University of Wisconsin-Madison (2001). Additionally, he holds the Chartered Financial Analyst and Financial Risk Manager designations.

Wilmer C. Stith III, CFA, has been a Vice President and Portfolio Manager of WTIA since 1996. In addition to his portfolio management duties, he manages fixed income separate accounts and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 20 years of experience in the investment industry. He is a CFA Charterholder. Mr. Stith earned his B.A. from Kenyon College and his M.B.A. from Loyola College in Maryland.

Jordan Strauss, CFA, is an Administrative Vice President at WTIA. Mr. Strauss conducts third-party manager due diligence of alternative investment strategies including hedge funds, private equity, and private real estate, and co-manages the Wilmington Global Alpha Equities Fund and Wilmington Real Asset Fund. Mr. Strauss has 14 years of investment industry experience, with an extensive background in researching hedge funds and conducting due diligence on alternative investment strategies. Mr. Strauss holds a master’s degree in Engineering from Columbia University and a bachelor’s degree in Mathematics from the University of Vermont.

Gregg R. Thomas, CFA, is a Senior Managing Director, Partner, and Director of Investment Strategy at Wellington. As associate director of Investment Strategy and Risk, Mr. Thomas conducts original research on portfolio and risk-management topics, leads various Wellington internal investment oversight processes, and analyzes key trends and investment risks across the equity, fixed income, asset allocation, and hedge fund product suite. Previously, Mr. Thomas was an equity portfolio specialist and analyst at Wellington (2002 - 2006). Prior to rejoining the firm in 2002, he worked as a quantitative business analyst at Zurich Scudder Investments (2001), as a business analyst and data analyst in Wellington Management’s Information Services Group (1997 – 2001), and in various financial markets-related positions at IDD Information Services (1993 – 1997). Mr. Thomas received his BS in finance, with high distinction, from the University of Rhode Island (1992). He holds the Charter Financial Analyst designation.

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HOW ARE SHARES PRICED?

Randy H. Vogel, CFA, is an Administrative Vice President, Senior Credit Analyst and Portfolio Manager for WTIA. He is responsible for credit analysis for all investment grade and high yield issuers. He is also responsible for assisting in the management of the corporate segments of the Total Return Taxable Fixed Income Strategies. Mr. Vogel joined Wilmington Trust in 2008. From 2006 to 2008, Mr. Vogel was employed by PNC Capital Advisors as a Senior Credit Analyst covering the banking, brokerage, utility and telecommunication industries. From 2003 to 2006, Mr. Vogel was employed by Wilmington Trust as a Senior Securities Analyst.

Thorsten Winkelmann is a senior portfolio manager and a managing director with Allianz Global Investors, which he joined in 2001. As a member of the European Equities team, he is co-leader of the Growth Investment Style team and the lead portfolio manager of the Europe Equity Growth strategies. Mr. Winkelmann was previously a portfolio manager with the European Equity Core team and the Multi Asset team, where he was responsible for managing the equity portions of European balanced products. He has 23 years of investment-industry experience. Mr. Winkelmann has a master’s degree in economics from the University of Bonn.

Mihir P. Worah is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office of PIMCO. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. Mr. Worah is a member of the Treasury Borrowing Advisory Committee (TBAC) of the U.S. Department of the Treasury as well as the Fixed Income Market Structure Advisory Committee (FIMSAC) of the SEC. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 18 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

The Funds’ SAI provides additional information about the portfolio managers’ investments in the Funds, a description of the compensation structure and information regarding other accounts managed.

How Are Shares Priced?

The Trust offers six classes of Shares: Class A Shares, Class I shares, Service Class Shares, Administrative Class Shares, Select Class Shares and Institutional Class Shares. All Share classes have different sales charges and other expenses, which affect their performance. Each Share class represents interests in a single portfolio of securities.

The net asset value (“NAV”) of Shares of the Funds (except for the Money Market Funds) fluctuates and is generally based upon the market value of portfolio securities and other assets of the Fund. The NAV is determined at the end of regular trading of the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons (NYSE Close) on each day the NYSE is open. Equity securities are generally valued according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter (“OTC”) market). Fixed income securities are generally valued according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at time of purchase may be valued at amortized cost. Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. Investments in other open-end registered investment companies are valued at net asset value.

Each Money Market Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing its portfolio securities using the amortized cost method. In all cases, the Funds’ Board may determine in good faith that another method of valuing investments is necessary to appraise their fair market value. The Money Market Funds cannot guarantee that their NAV will always remain at $1.00 per Share. The NAV is determined at the end of regular trading of the NYSE, which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons (NYSE close) on each day the NYSE is open. In addition, the Money Market Funds reserve the right to allow the purchase, redemption, and exchange of Shares on any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Money Market Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day, to the time of such closing.

Trading in foreign securities may be completed at times which vary from the NYSE Close. In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the NYSE Close. Certain foreign currency exchange rates may also be determined at the latest rate prior to the NYSE Close. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern time, on the day the value of the foreign security is determined. Occasionally, events that affect these values and exchange rates may occur between

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the times at which they are determined and the NYSE Close. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value determined in good faith by the Fund’s Board, although the actual calculation may be done by others. If a Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, or if the NYSE closes earlier than 4:00 p.m. Eastern time, the value of these securities, and therefore the Fund’s assets, may change on days or at times you cannot purchase, redeem or exchange Shares of such Fund. In all cases, the Funds’ Board may determine in good faith that another method of valuing investments is necessary to appraise their fair market value.

A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Board has authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

To the extent any Fund invests in other investment companies, the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Sales Charge When You Purchase Class A Shares

The Class A Shares of all the Funds except for the Money Market Funds bear front-end sales charges. The term “offering price” includes the “front-end sales load.” When the Funds receive your purchase request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge as is shown in the tables below. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding.

Class A Shares of each Equity Fund, Asset Allocation Fund and Alternative Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Dealer Concession	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.00%	5.82%

$50,000 but less than $100,000	4.50%	4.00%	4.71%

Class A Shares of each Fixed Income Fund (except for Short-Term Bond Fund) are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Chare as a Percentage of Public Offering Price	Dealer Concession	Sales Charge as a Percentage of NAV

Less than $100,000	4.50%	4.00%	4.71%

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HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

Class A Shares of Short-Term Bond Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Dealer Concession	Sales Charge as a Percentage of NAV

Less than $100,000	1.75%	1.50%	1.78%

The following reductions and eliminations of sales charges apply only to Class A Shares. The sales charge at purchase may be reduced by:

•

purchasing Shares in greater quantities to reduce the applicable sales charge (purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined);

•	combining concurrent purchases of Shares:

•	by you, your spouse, and your children under age 21; or

•	of the same share class of two or more Wilmington Funds (other than money market funds);

•	accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in a Fund); or

•

signing a Letter of Intent (“LOI”) committing to purchase a certain dollar amount of the same class of Shares within a 13 month period to combine such purchases in calculating the sales charge. The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the LOI, the custodian will release the Shares in escrow to your account. If you do not fulfill the LOI, the custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

The sales charge may be eliminated when you purchase Shares:

•	by exchanging Shares from the same share class of another Wilmington Fund (other than a money market fund);

•

through wrap accounts or other investment programs where you pay the investment professional directly for services, or through a health savings account offered by M&T Bank or one of its banking affiliates;

•	through investment professionals that receive no portion of the sales charge;

•

as a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (Immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people) because there are nominal sales efforts associated with their purchases;

•	as an employee of a dealer which has a selling group agreement with the Distributor and consents to such purchases; or

•	as an investor referred by any sub-advisor to the Funds.

If your investment qualifies for a reduction or elimination of the sales charge, you or your financial intermediary must notify the Fund’s Distributor, ALPS Distributors, Inc. (“Distributor”), or Shareholder Services at time of purchase. If the Distributor or Shareholder Services is not notified at the time of purchase, you may receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

How to Purchase, Redeem and Exchange Shares

To help the government fight the funding of terrorism and money laundering activities and to verify your identity, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide this information, or if the Funds are unable to verify your identity or that of any other person(s) authorized to act on your account, the Funds reserve the right to close your account using the then-current net asset value.

The Funds will only accept purchases from investors residing in the United States (including Guam, Puerto Rico, and the US Virgin Islands) who have a U.S. mailing address. The Wilmington Funds is unable to accept an account for a non-resident alien (a person who is not a permanent resident or citizen of the U.S.) or for a foreign legal entity (any business or other entity that is organized under the laws of, or located in, a country other than the U.S.). The Funds do not issue share certificates and they reserve the right to reject any purchase request for any reason. The Funds also reserve the right to close an account for any reason.

When the NYSE is open for business, you may purchase, redeem, or exchange Shares by phone, mail, or wire through your financial intermediary or the Trust, subject to daily cutoff times. Your order will be processed at the next calculated NAV, plus any sales charges or less any CDSC as applicable, after your order request is received by the Fund or its designated agent in proper form. The NYSE is closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. In addition to the scheduled NYSE holidays noted above, the Federal Reserve wire system is scheduled to be closed on the following days: Columbus Day and Veterans’ Day.

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Purchasing Shares

If you would like to purchase Shares of a Wilmington Fund for the first time, please consult a financial professional in your area. If you do not have a financial professional, please call Shareholders Services at 1-800-836-2211.

Class A Shares

Minimum Initial Investment Amount:	$1,000

Minimum Subsequent Investment Amount:	$25

Class I Shares

Minimum Initial Investment Amount:	$100,000

Minimum Subsequent Investment Amount:	$25

Service Class Shares

Minimum Initial Investment Amount:	None

Minimum Subsequent Investment Amount:	None

Administrative Class Shares

Minimum Initial Investment Amount:	$1,000

Minimum Subsequent Investment Amount:	$25

Select Class Shares

Minimum Initial Investment Amount:	$100,000

Minimum Subsequent Investment Amount:	$25

Institutional Class Shares

Minimum Initial Investment Amount:	$5,000,000

Minimum Subsequent Investment Amount:	$25

Share Class Minimums-Bond & Equity Funds	Initial Purchase
	Class A	Class I1
General	$1,000	N/A	[2]
Uniform Gifts or Transfers to Minor Accounts	$1,000	N/A
IRAs	$250	N/A
SIMPLE IRAs	None	N/A
Systematic Investment Plans	$50	N/A
Clients of Eligible Financial Intermediaries	None	None
Benefit Plans with omnibus accounts held on the Books of the Funds	None	None
Other Benefit Plans[3]	None	N/A
Institutional Investors	$1,000	$100,000
1.	Class I Shares are offered to institutional and other eligible investors, including:
A.	Employee benefit plans with omnibus accounts held on the books of the Fund, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing plans, non-qualified deferred compensation plans, and other similar employer-sponsored retirement plans, and health savings accounts or similar accounts for employees of M&T Bank Corporation and its subsidiaries;
B.	Clients of eligible Financial Intermediaries, which are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I Shares through a no-load network or platform;
C.	Institutional investors, including corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities; and
D.	Advisory or Trust clients of Wilmington Trust or its affiliates.
2.	The minimum investment amounts for Class I Shares may be waived for:
A.	Retirement plans with omnibus accounts held on the books of the Fund, as defined in the above;
B.	Clients of eligible Financial Intermediaries, as defined in 1B above;
C.	Advisory or Trust clients of Wilmington Trust or its affiliates; and
D.	Shareholders who acquired Class I in the share class conversion dated April 13, 2013 who also remain subject to the $250 account balance minimum.
3.	Other benefit plans include (i) retirement plans investing through brokerage accounts. Individual retirement vehicles include traditional and Roth IRAs, (ii) individual retirement vehicles and (iii) health savings accounts and Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Other benefit plans are treated like individual investors for the purposes of determining sales charge reductions or waivers.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time. The minimum initial investment amounts for Class I will be waived for a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (Immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people).

Accounts With Low Balances

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below $250 for Class A and Service Class Shares, and $10,000 for Class I Shares and Administrative Class Shares. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum account balance required.

Through Your Financial Intermediary

Shareholders normally purchase Shares through investment professionals and different types of customer accounts at financial intermediaries. You should read this prospectus together with any agreements between you and your financial intermediary to learn about procedures to follow, the services provided, the fees charged for those services, required earlier cutoff times than shown in this prospectus, and any restrictions and limitations imposed.

Directly With Wilmington Funds

To purchase Shares directly with the Trust, please call Shareholder Services at 1-800-836-2211.

Transactions by Telephone

Once your account is established, you may purchase, redeem or exchange Shares by telephone unless you have declined this privilege on your account application. Please call Shareholder Services at 1-800-836-2211 to transact by telephone.

The Funds reserve the right to modify or terminate telephone redemption and exchange privileges at any time.

Shareholders will be notified prior to any modification or termination. Your telephone instructions may be electronically recorded for your protection. Shareholders who purchase Shares by telephone or accept the telephone redemption or exchange privilege authorize the Trust and its

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agents to act upon their telephonic instructions for any account for which they have authorized such services. Redeeming or exchanging Shares over the telephone is convenient, but not without risk. Although the Funds have created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following phone instructions we reasonably believe to be genuine. If you transact with the Fund over the telephone, you will generally bear the risk of any loss.

Payment Methods

Payment may be made by check, Federal Reserve System wire, or Automated Clearing House (“ACH”). Please see “Limitations on Redemption Proceeds” below for information on how your form of payment may impact the timing of redemption payments. Where a Fund offers more than one Share class and you do not specify the class choice on your form of payment, you generally will receive Class A Shares (Service Class Shares in the case of the Money Market Fund). Each payment must be accompanied by your name, the Fund’s name and Share class, and your account number (if established).

By Check

Current shareholders can purchase additional Shares by sending a check to the Trust accompanied by purchase instructions. Make your check payable to (Name of the Fund and Class of Shares) and mail it to Shareholder Services.

Regular mail	Express Mail
PO Box 9828 Providence, RI 02940	4400 Computer Drive Westborough, MA 01581

If you are not a current shareholder, please call Shareholder Services at 1-800-836-2211 for information on how to purchase Shares. Purchase orders by mail for non-Money Market Funds are considered received after payment by check has been converted into federal funds. This is normally the next business day after the check is received. However, payment may be delayed up to seven business days to allow your purchase payment to clear. Purchase orders by mail for Money Market Funds begin earning dividends on the day after the check is converted into federal funds.

The Funds do not accept cash, money orders, credit cards, travelers checks, or third party checks (for example, checks that are either not from the investor or made payable to a third party and endorsed over to the Trust).

By Federal Reserve System Wire

Once your account is established, ask your bank to wire money to the Fund’s custodian bank, accompanied by purchase instructions. For additional purchases, wire your investment along with your fund and account number. Wire orders will only be accepted on days on which the Funds, M&T Bank, and the Federal Reserve wire system are open for business. Some financial institutions may charge a fee for wire services. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund purchases and what it means to you. The Funds are not responsible for delays in the receipt of wires.

FUND TYPE	Your Purchase Request in Proper Order/ Federal Funds Received Before: (Eastern time)	Results in:	Your Purchase Request In Proper Order and Federal Funds Received After: (Eastern time)	Results in:

Fixed Income, Alternatives, Equity and Asset Allocation Funds	NYSE Close	Receive that day’s closing NAV	NYSE Close	Receive next calculated NAV

Money Market Funds	4:30 p.m.	Dividends earned that day	4:30 p.m.	Dividends earned beginning next day

Send your wire to:

BNY Mellon Investment Servicing (US) Inc.

New York, NY

Dollar Amount of Wire

ABA Number 011001234

Account Number 000073-8506

Attn: (Wilmington Fund Name)

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Further Credit To: (Wilmington Account name and number)

By ACH

Once your account is established, you may purchase Fund Shares by transferring money via ACH from your checking or savings account to your Fund account. You will not begin earning dividends on Fund Shares until the ACH transaction settles, which could be as soon as the next business day.

Systematic Investment Program

Once you have opened a Fund account, you can add to your investment on a regular basis in amounts of $25 or more through automatic deductions from your checking or savings account. To sign up for this program, please call Shareholder Services at 1-800-836-2211.

Redeeming Shares

To redeem Shares you must provide us with your name, the Fund’s name and Share class, your account number, the number of Shares or dollar amount you wish to redeem, and your choice of Payment Option. If you do not specify a Payment Option, a check will be mailed to you at your address of record. Redemption requests for Shares held through an IRA account must be made by mail unless you have previously elected to participate in the telephone redemption option.

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By Telephone

To redeem Shares by telephone, please call Shareholder Services at 1-800-836-2211. You are automatically eligible to make telephone redemptions unless you decline the privilege at the time you open your account. It is recommended that you provide the necessary information for the telephone redemption option on your initial application. If you do not do this and later wish to take advantage of the telephone redemption privilege, call Shareholder Services for authorization forms.

The Trust limits telephone redemptions to the address of record to $50,000 per day. Telephone redemption requests above $50,000 may be transferred to a linked bank account on record. Otherwise, you must submit a written request with a Medallion signature guarantee. Please contact Shareholder Services for further information.

By Mail

Send your written request to Wilmington Funds.

Regular mail	Express Mail
PO Box 9828 Providence, RI 02940	4400 Computer Drive Westborough, MA 01581

Payment Options

You may receive your redemption proceeds by check, Federal Reserve System wire, or ACH transfer to your designated bank account. See “Limitations on Redemption Proceeds” below for additional information about payment of redemption proceeds. The Funds reserve the right to charge a fee for outgoing wires and overnight check requests. The Funds may, in their discretion, waive this fee under special circumstances.

By Check

Normally, a check for redemption proceeds is mailed within one business day after your redemption order is received, but in no event more than seven business days after receipt of a proper redemption request.

By Federal Reserve System Wire

Wire transfers of redemption proceeds can only be made on days on which the Federal Reserve wire system and the Funds are open for business. Certain financial institutions may charge a fee for the receipt of wire transfers. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund redemptions by wire and what it means to you.

FUND TYPE/NAME	Your Redemption Request in Proper Order Received Before: (Eastern time)	Results in:	Your Redemption Request in Proper Order Received After: (Eastern time)	Results in:

Fixed Income, Asset Allocation, Equity and Alternatives Funds	NYSE Close	Receive that day’s closing NAV Next day wire	NYSE Close	Receive next calculated NAV Second day wire

Money Market Funds	4:30 p.m.	Same day wire No dividends earned that day	4:30 p.m.	Next day wire Dividends earned that day

By ACH

You may have redemption proceeds sent directly to your checking or savings account via ACH transfer from the Fund. If you place your order by 4:30 p.m. (Eastern time) for the Taxable Money Market Funds, or the NYSE Close for the Fixed Income, Global Alpha, Diversified Income and Equity Funds, you will receive that day’s closing NAV. Since ACH transfers are processed overnight, you generally will not receive redemption proceeds until at least the second business day.

Systematic Withdrawal Program

You may automatically redeem Shares in a minimum amount of $50 ($1,000 for Select Class Shares and Class I Shares of the Funds) on a regular basis. Your account must be worth at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program. For more information and an application form for this program call Shareholder Services at 1-800-836-2211.

Checkwriting

You may request checks to redeem shares of certain money market funds. Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment. The ability to redeem Shares by check may not be available when establishing an account through a financial intermediary. You should read this prospectus together with any applicable agreement between you and your financial intermediary to learn about the services provided, the fees charged for those services, and any check minimum or maximum amounts, restrictions or other limitations that may be imposed. For more information, call Shareholder Services at 1-800-836-2211. See also “Limitations on Redemption Proceeds” below for additional restrictions.

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Additional Conditions

Signature Guarantees

For your protection, the Trust requires the Medallion Guarantee (STAMP 2000 Medallion Guarantee) on written requests and instructions:

•	when you are requesting a redemption by check of $50,000 or more;

•	when you want a redemption to be sent to an address or bank account other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when you request a bank account to be linked to your Wilmington Fund (all bank account owners must sign).

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker-dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets;

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check) or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order. In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Board Authority to Suspend Redemptions to Liquidate Money Market Funds

In the unlikely event that at the end of a business day, a Money Market Fund has invested less than ten percent of its total assets in weekly liquid assets (as defined in applicable regulation) or the fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board of Trustees or the Board of Trustees, including a majority of trustees who are not interested persons of the fund, determines that such a deviation is likely to occur and irrevocably has approved the liquidation of the Fund, the Fund’s Board of Trustees has the authority to suspend redemptions of the Fund’s shares.

Redemptions

Under normal circumstances, each Fund intends to pay Share redemptions in cash. On a less regular basis, a Fund may satisfy redemption requests in cash by borrowing money through drawing on a line of credit from a bank. Each Fund further reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. In the unlikely chance a Fund’s redemption is fulfilled by the distribution of a Fund’s portfolio securities the redemptions in kind will either be done through a distribution of a pro rata slice of the Funds’ portfolio of securities, selected individual portfolio securities, or a representative basket of portfolio securities. The redemption in kind methods will only be used on special circumstances and may need to be used in stressed market conditions.

Redemption from Retirement Accounts

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

Exchanging Shares

You may exchange Shares of a Wilmington Fund for the same Share class of another Wilmington Fund. All exchange requests must include your name and account number, the Fund’s name and Share class, the number of Shares or dollar amount you wish to exchange and the name of the Fund into which the exchange is to be made. In order to exchange Shares you must submit your request in proper form and:

•	meet the minimum initial investment requirements (if the exchange results in the establishment of a new account);

•	establish an account in the Fund you want to acquire if you do not have an account in that Fund;

•	ensure that the account registrations are identical;

•	receive a prospectus for the Fund into which you wish to exchange; and

•	only exchange into a Fund that may be legally sold in your state of residence.

An exchange is treated as a redemption and subsequent purchase and is a taxable transaction. The Funds may modify or

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terminate the exchange privilege at any time, and shareholders will be notified prior to any modification or termination.

By Telephone

To request an exchange, and for additional information about the exchange privilege, call Shareholder Services at 1-800-836-2211. Below is a chart that shows the cutoff time for processing Fund exchanges and what it means to you.

FUND TYPE/NAME	Your Exchange Request in Proper Order Received Before: (Eastern time)	Results in:	Your Exchange Request in Proper Order Received After: (Eastern time)	Results in:

Fixed Income, Alternatives, Asset Allocation and Equity Funds	NYSE Close	Same day exchange	NYSE Close	Next day exchange

Money Market Funds	4:30 p.m.	Same day exchange	4:30 p.m.	Next day exchange

You will not receive a dividend from the Fund into which you are exchanging on the date of the exchange.

You will automatically be eligible for telephone exchanges, unless you decline this privilege at the time you open your account. It is recommended that you provide the necessary information for the telephone exchange option on your initial application. If you do not do this and later wish to take advantage of the privilege, call Shareholder Services at 1-800-836-2211 for authorization forms.

By Mail

Send your written request to

Wilmington Funds

Regular Mail	Express Mail
PO Box 9828 Providence, RI 02940	4400 Computer Drive Westborough, MA 01581

Systematic Exchange Program

You may exchange Shares from one Fund into the same share class of another Fund on a monthly, quarterly or annual basis. Exchanges must be at least $25 and are subject to limitations as described above. For more information and an application form for this Program, call Shareholder Services at 1-800-836-2211.

Class A Share and Service Class Exchanges

Exchanges at NAV

If you exchange between Funds with different sales charges, the exchange will be made at NAV. However, you would pay applicable sales charges when exchanging Shares from a Money Market Funds into a Fixed Income, Alternatives, Asset Allocation or Equity Fund. If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains), you will not have to pay the sales charge again upon exchange. This is true even if you exchange out of a Fund with a sales charge, then into a Fund without a sales charge and back into a Fund with a sales charge.

In addition, you may purchase Class A Shares of any Wilmington Fund without paying a sales charge. In order to exchange into or purchase Class A Shares of any Wilmington Fund without paying a sales charge (where a sales charge would otherwise be imposed), you or your financial intermediary must notify ALPS Distributors, Inc. or Wilmington Funds Shareholder Services at the time of the transaction.

Exchanges Subject to a Sales Charge

If you invested in a Fund without a sales charge, and exchange into a Fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, the sales charge will not be applied to any Shares that you acquired through reinvestment of dividends and capital gains. Dividends of the Class A Shares, Administrative Shares and Service Shares of the Money Market Funds can be reinvested into Class  A Shares of any other Wilmington Fund at NAV at time of payment.

Frequent Trading Policies

Fixed Income Funds, Asset Allocation Funds, Equity Funds and Alternatives Fund

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV. This may be particularly likely where the Fund, directly or through an Underlying Fund, invests in high yield securities or securities priced in foreign markets.

The Funds’ Board has approved policies and procedures intended to discourage excessive trading of the Fund’s Shares. The Funds monitor trading in Shares in an effort to identify disruptive trading activity. Whether or not the specific testing criteria or monitoring limits proscribed by the policies and procedures are exceeded, the Funds’ management or Advisor may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder or broker is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder or broker from making further purchases or exchanges of Shares. No matter how the Funds define their testing criteria for, or monitoring limits on, excessive trading of Shares, other purchases and sales of Shares may have adverse effects on the management of a Fund’s portfolio and its performance. Though the Funds do not generally plan to accommodate frequent purchases and redemptions by shareholders, the Funds’ excessive trading restrictions do not apply to purchases and sales of Shares of

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ACCOUNT AND SHARE INFORMATION

Wilmington Funds (Underlying Funds) by the Diversified Income Fund. Allocation changes of the investing Diversified Income Fund is monitored by WFMC management, and the managers of each Underlying Fund must determine that there is no material adverse impact on the Underlying Fund or its shareholders. The intent of this exception is to allow managers of the Diversified Income Fund to accommodate cash flows that result from non-abusive trading in the Asset Allocations Funds, and to reallocate portfolio investments of Diversified Income Fund among various Underlying Funds in accordance with the investment objectives of the Diversified Income Fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nevertheless, as with any trading in Fund Shares, purchases and redemptions of Underlying Fund Shares by the Diversified Income Fund could adversely affect the management of the Underlying Fund’s portfolio and its performance.

The Advisor will provide to the Funds’ Board a quarterly report of all occurrences deemed to be excessive trading during the preceding quarter, and a description of any action taken with respect thereto.

Money Market Funds

Given the short-term nature of the Money Market Funds’ investments and their use of the amortized cost method for calculating the NAV of Money Market Fund Shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Money Market Funds will have significant adverse consequences for the Money Market Funds and their shareholders. For this reason, and because the Money Market Funds are intended to be used as liquid short-term investments, the Funds’ policies and procedures to discourage frequent or short-term trading do not apply to the Money Market Funds’ Shares. However, the Money Market Funds may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing or exchanging Shares of the Money Market Funds and other non-Money Market Funds if the Funds’ management or Advisor determines from the amount, frequency or pattern of purchased and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the non-Money Market Funds and their shareholders.

Account and Share Information

Corporate Resolutions

Corporations and certain other organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organization.

Confirmations and Account Statements

Except with respect to the Money Market Funds, you will receive written confirmation of purchases, redemptions and exchanges (except systematic transactions). Money Market

Funds send monthly statements in lieu of share activity confirmations. Shareholders of all other Funds also will receive quarterly statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

Retirement Investments

Shares of the Funds can be purchased as an investment for retirement plans or IRA accounts. You may be subject to an annual IRA account fee. The Municipal Bond Fund and the New York Municipal Bond Fund are generally not appropriate for retirement plans or IRA accounts. For further details, contact Shareholder Services at 1-800-836-2211.

Distribution of Fund Shares

ALPS Distributors, Inc., whose address is 1290 Broadway, Suite 1100 Denver, CO 80203, serves as the Distributor of the Funds offered by this prospectus.

The Distributor markets the Shares described in this prospectus to institutions or individuals, directly or through a financial intermediary that has an agreement with the Distributor. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to financial intermediaries for marketing and servicing Shares. Financial intermediaries include the Advisor and its affiliates. You should consult your financial intermediary to determine what types of compensation it may receive for selling Fund Shares.

Rule 12b-1 Plans (Class A Shares, Service Shares and Administrative Shares)

Certain Funds have adopted a Rule 12b-1 Plan (the “Plan”) on behalf of Class A Shares, Service Shares and Administrative Shares, offered by this prospectus, which allows them to pay distribution fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares, Service Shares, and Administrative Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. There is no plan for the Select Shares of the Money Market Funds and the Institutional Shares of the U.S. Government Money Market Fund. These fees may be paid to the Distributor, the Advisor and their affiliates. The Funds may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time in their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other Shares with different sales charges and marketing fees.

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Shareholder Services Plans (Class A Shares, Class I Shares, Service Shares, Administrative Shares and Select Class Shares)

The Funds have adopted a Shareholder Services Plan on behalf of Class A Shares, Class I Shares, Service Shares, Administrative Shares, and Select Class Shares which is administered by ALPS Distributors, Inc. to pay service fees to financial intermediaries (which may include the Distributor, the Advisor or their affiliates) for providing services to the Funds and their shareholders and maintaining shareholders accounts. M&T Securities, Inc. (“M&T Securities”) has entered into a shareholder services agreement with ALPS Distributors, Inc. under which it is entitled to receive a shareholder services fee for acting as shareholder servicing agent for the Funds, including providing shareholder assistance, and communicating or facilitating purchases and redemptions of Shares, and distributing prospectuses and other information.

Additional Payments to Financial Intermediaries

The Advisor and its affiliates may pay out of their own reasonable resources and legitimate profits amounts (including items of material value) to certain financial intermediaries (including the Distributor) to support the sale of Shares or provide services to the Fund shareholders. The amounts of these payments could be significant and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fee arrangement. Contact your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.

Dividends, Distributions, and Taxes

Each of the New York Municipal Bond Fund and Municipal Bond Fund is also referred to as a “Tax-Free Fund.”

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends as described in the table below.

FUND	Dividends Declared/ Dividends Paid

Global Alpha Equities Fund	Annually/Annually

Large-Cap Strategy Fund, International Fund, Real Asset Fund, Diversified Income	Quarterly/Quarterly

Broad Market Bond Fund, Intermediate-Term Bond Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, New York Municipal Bond Fund, Short-Term Bond Fund, Municipal Bond Fund	Daily/Monthly

Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Only shareholders of a Fund on the record date are entitled to receive payments of dividends and/or capital gains. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. If the Funds receive returned mail from the address to which cash distributions are being mailed, a second attempt will be made to deliver the proceeds. After a second postal return, your account will be coded to reinvest all future distributions until such time that a correct address is provided.

Annual Statements and Tax Forms

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the AMT (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to shareholders. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend”

At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income

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dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations

Fund Distributions Except for the Tax-Free Funds (See, “Additional Information for the Tax-Free Funds below), each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

The Funds’ distributions (other than the Tax-Free Funds) are expected to be primarily from the following sources:

FUND	Distributions are Expected To be Primarily

International Fund, Real Asset Fund, Large-Cap Strategy Fund, Diversified Income, Broad Market Bond Fund, Intermediate-Term Bond Fund, and Global Alpha Equities, and Short-Term Bond Fund	Ordinary Income and/or Capital Gains

U.S. Government Money Market Fund and U.S. Treasury Money Market Fund	Ordinary Income

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. The Money Market Funds do not expect to realize any long-term capital gains or losses. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Money Market Funds and Fixed Income Funds is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by a Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

The Real Asset Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualifies dividends income) are treated as eligible for a 20% deduction by noncorporate taxpayers. Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares.

Sale or Redemption of Fund Shares A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Wilmington Fund is the same as a sale. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date (“covered shares”), cost basis will be reported to you and the Internal Revenue Service. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account or shareholders investing in a money market fund that maintains a stable net asset value. Because the Money Market Funds expect to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or redemption of shares in a Money Market Fund.

Medicare Tax A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Backup Withholding By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

92	August 31, 2019 / PROSPECTUS

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Non-U.S. Investors Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, exempt-interest dividends, interest-related dividends, and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Additional Information for the Tax-Free Funds

Exempt-Interest Dividends Dividends from each Tax-Free Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a Tax-Free Fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, corporate income taxes, or both and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Tax-Free Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010 (under the TCJA, corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017).

While the Tax-Free Funds endeavor to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Taxable Income Dividends Each Tax-Free Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions Each Tax-Free Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

This discussion of “Dividends, Distributions, and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Portfolio Holdings Information

Information concerning each Fund’s portfolio holdings is available in the “Funds & Performance” section of the Trust’s website at www.wilmingtonfunds.com. A complete listing of each Fund’s portfolio holdings as of the end of each month is posted on the website approximately 30 days after the end of the month and remains there until it is replaced with information for the next month. You may access this from the “Funds & Performance” page by selecting a Fund Name and Share Class, then selecting “Fund Holdings” under the Select Document pull down menu.

PROSPECTUS / August 31, 2019	93

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Summary portfolio composition information as of the close of each quarter is posted on the website approximately 30 days after the end of the quarter and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change:

•	For Equity Funds, Fixed Income Funds, Global Alpha Equities Fund and Diversified Income Funds, identification of the Fund’s top ten holdings; and

•

For Equity Funds, Fixed Income Funds, Global Alpha Equities Fund, Diversified Income Funds, and Money Market Funds, percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country.

You may access this from the “Funds & Performance” page: click on “Class A Shares, Class C Shares, Class I Shares, Select Class Shares, Service Class Shares, Administrative Class Shares or Institutional Class Shares Quarterly Fact Sheets,” and select the appropriate link opposite the name of the Fund. You may also access a complete set of these monthly/ quarterly fact sheets by clicking on “Prospectus and Fund Guide” and selecting “Retail Fund Guide.”

As required by Rule 2a-7, each Money Market Fund posts complete portfolio holdings information as of the last business day of the preceding month (or any subsequent calendar day of such month) on its website no later than five business days after the end of the month and this information remains posted on the website for at least six months.

In addition, each Fund’s annual and semi-annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. You may access this from the “Funds & Performance” page: click on “Funds Prospectuses & Regulatory Literature” and select the desired report from the following options: “Semi-Annual Report” or “Annual Report.” Each Fund prepares a report on Form N-PORT of its portfolio holdings as of the end of each month with the exception of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. Each of these fiscal quarter reports containing complete listings of the Fund’s portfolio holdings is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov and is posted on the Funds’ website at www.wilmingtonfunds.com.

A description of the Funds’ Portfolio Holdings Disclosure Policy, which addresses the disclosure of the Funds’ portfolio securities, is available in the Funds’ SAI.

94	August 31, 2019 / PROSPECTUS

FINANCIAL HIGHLIGHTS

Financial Highlights

The following financial highlights are intended to help you understand the financial performance of each Wilmington Fund’s Class A Shares, Class I Shares, Select Class Shares, Service Class Shares, Administrative Class Shares and Institutional Class Shares for the past five fiscal years, or since inception, if the life of the Fund or Class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and capital gains. The information in this table has been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Funds’ audited financial statements, are included in the April 30, 2019 Annual Reports of the Trust, which are available upon request.

PROSPECTUS / August 31, 2019	95

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$21.98	$19.65		$16.91	$18.46	$17.27
Income (Loss) From Operations:
Net Investment Income(a)	0.37	0.34		0.32	0.29	0.28
Net Realized and Unrealized Gain (Loss) on Investments	2.32 (b)	2.34	(c)	2.75	(0.42)	2.19

Total Income (Loss) From Operations	2.69	2.68		3.07	(0.13)	2.47

Less Distributions From:
Net Investment Income	(0.38)	(0.35)		(0.33)	(0.28)	(0.27)
Net Realized Gains	(0.93)	—		—	(1.14)	(1.01)

Total Distributions	(1.31)	(0.35)		(0.33)	(1.42)	(1.28)

Net Asset Value, End of Year	$23.36	$21.98		$19.65	$16.91	$18.46

Total Return	12.93%	13.71	%(c)	18.32%	(0.87)%	14.52%
Net Assets, End of Year (000’s)	$527,818	$504,014		$554,810	$606,908	$468,978
Ratios to Average Net Assets
Gross Expense	0.89%	0.90%		0.90%	0.89%	0.86%
Net Expenses(d)	0.25%	0.25%		0.25%	0.25%	0.25%
Net Investment Income	1.65%	1.62%		1.75%	1.68%	1.52%
Portfolio Turnover Rate	13%	15%		18%	81%	15%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 for Class I.

(c)

Amount includes a non-recurring settlement paid by the Fund related to the Fund’s prior investment in Tribune Company. The settlement payment impacted the realized (loss) per share by $0.00 for Class I. Total return was not impacted.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

96	August 31, 2019 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERNATIONAL FUND

CLASS A	Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 9.11		$ 7.86	$ 7.08	$ 8.04	$ 7.90
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.14		0.08	0.08	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.51	)(b)	1.26 (b)	0.79 (c)	(0.95)	0.17

Total Income (Loss) From Operations	(0.37)		1.34	0.87	(0.87)	0.26

Less Distributions From:
Net Investment Income	(0.14)		(0.09)	(0.09)	(0.09)	(0.12)
Net Realized Gains	(0.08)		—	—	—	—

Total Distributions	(0.22)		(0.09)	(0.09)	(0.09)	(0.12)

Net Asset Value, End of Year	$ 8.52		$ 9.11	$ 7.86	$ 7.08	$ 8.04

Total Return(d)	(4.07)%		17.18%	12.52%	(10.82)%	3.29%
Net Assets, End of Year (000’s)	$4,871		$5,473	$4,913	$4,810	$5,909
Ratios to Average Net Assets
Gross Expense	1.50%		1.48%	1.79%	1.87%	1.84%
Net Expenses(e)	1.00%		1.04%	1.22%	1.31%	1.42%
Net Investment Income (Loss)	1.69%		0.93%	1.16%	1.15%	1.20%
Portfolio Turnover Rate	70%		75%	177%	71%	78%

CLASS I	Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 9.18		$ 7.92	$ 7.13	$ 8.09	$ 7.94
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.17		0.09	0.09	0.09	0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.53	)(b)	1.27 (b)	0.80 (c)	(0.95)	0.18

Total Income (Loss) From Operations	(0.36)		1.36	0.89	(0.86)	0.28

Less Distributions From:
Net Investment Income	(0.15)		(0.10)	(0.10)	(0.10)	(0.13)
Net Realized Gains	(0.08)		—	—	—	—

Total Distributions	(0.23)		(0.10)	(0.10)	(0.10)	(0.13)

Net Asset Value, End of Year	$ 8.59		$ 9.18	$ 7.92	$ 7.13	$ 8.09

Total Return(d)	(3.91)%		17.29%	12.69%	(10.70)%	3.46%
Net Assets, End of Year (000’s)	$570,749		$655,810	$438,974	$411,357	$535,446
Ratios to Average Net Assets
Gross Expense	1.26%		1.23%	1.54%	1.62%	1.59%
Net Expenses(e)	0.87%		0.91%	1.09%	1.18%	1.29%
Net Investment Income (Loss)	1.95%		1.06%	1.28%	1.28%	1.32%
Portfolio Turnover Rate	70%		75%	177%	71%	78%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)

Amount includes a non-recurring payment for Litigation proceeds which represents a class action settlement received by the Fund related to best execution of foreign exchange transactions. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.01 and $0.01 for Class A and Class I, respectively.

(d)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2019	97

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON GLOBAL ALPHA EQUITIES FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.99	$10.54		$ 9.82		$10.86		$10.74
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.05		(0.01)		(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.33	0.52	(b)	0.75		(0.75)		0.35

Total Income (Loss) From Operations	0.42	0.57		0.74		(0.80)		0.29

Less Distributions From:
Net Investment Income	(0.13)	(0.12)		(0.02)		(0.24)		—
Net Realized Gains	—	—		—		—		(0.17)

Total Distributions	(0.13)	(0.12)		(0.02)		(0.24)		(0.17)

Net Asset Value, End of Year	$11.28	$10.99		$10.54		$ 9.82		$10.86

Total Return(c)	3.87%	5.41%		7.59%		(7.48)%		2.73%
Net Assets, End of Year (000’s)	$125	$132		$180		$1,290		$2,723
Ratios to Average Net Assets
Gross Expense	2.36%	2.46%		3.06%		2.89%		3.04%
Net Expenses(d)	1.49%	1.50%		2.48	%(e)	2.46	%(e)	2.68	%(e)
Net Investment Income (Loss)	0.78%	0.42%		(0.06)%		(0.44)%		(0.52)%
Portfolio Turnover Rate	61%	58	%(f)	367%		387%		434%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$11.08	$10.61		$ 9.86		$10.88		$10.74
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.11	0.11		0.03		(0.02)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.34	0.49	(b)	0.75		(0.76)		0.34

Total Income (Loss) From Operations	0.45	0.60		0.78		(0.78)		0.31

Less Distributions From:
Net Investment Income	(0.13)	(0.13)		(0.03)		(0.24)		—
Net Realized Gains	—	—		—		—		(0.17)

Total Distributions	(0.13)	(0.13)		(0.03)		(0.24)		(0.17)

Net Asset Value, End of Year	$11.40	$11.08		$10.61		$ 9.86		$10.88

Total Return(c)	4.18%	5.63%		7.93%		(7.22)%		2.91%
Net Assets, End of Year (000’s)	$168,199	$156,369		$103,768		$158,200		$193,639
Ratios to Average Net Assets
Gross Expense	2.11%	2.21%		2.82%		2.64%		2.78%
Net Expenses(d)	1.24%	1.25%		2.12	%(e)	2.21	%(e)	2.41	%(e)
Net Investment Income (Loss)	1.02%	1.03%		0.32%		(0.16)%		(0.27)%
Portfolio Turnover Rate	61%	58	%(f)	367%		387%		434%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the years and the periods presented would be:

	Class A	Class I
April 30, 2017	2.06%	1.77%
April 30, 2016	2.15%	1.90%
April 30, 2015	2.19%	1.95%

(f)

In January 2017, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the fiscal year ended April 30, 2018 was significantly lower than that of previous fiscal years.

(Financial Highlights continued next page)

98	August 31, 2019 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON REAL ASSET FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$14.48	$13.87	$13.63	$14.77	$14.81
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.34	0.35	0.23	0.21	0.13
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.07)	0.63	0.01	(0.68)	0.04

Total Income (Loss) From Operations	0.27	0.98	0.24	(0.47)	0.17

Less Distributions From:
Net Investment Income	(0.35)	(0.37)	—	(0.67)	(0.21)

Total Distributions	(0.35)	(0.37)	—	(0.67)	(0.21)

Net Asset Value, End of Year	$14.40	$14.48	$13.87	$13.63	$14.77

Total Return(b)	2.05%	7.11%	1.76%	(3.09)%	1.14%
Net Assets, End of Year (000’s)	$1,173	$1,297	$1,643	$1,762	$2,242
Ratios to Average Net Assets
Gross Expense	1.32%	1.32%	1.45%	1.48%	1.49%
Net Expenses(c)(d)	0.96%	0.99%	1.20%	1.23%	1.23%
Net Investment Income (Loss)	2.44%	2.46%	1.68%	1.53%	0.89%
Portfolio Turnover Rate	347%	438%	593%	418%	242%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$14.63	$14.01	$13.73	$14.86	$14.88
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.38	0.40	0.27	0.24	0.17
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.07)	0.62	0.01	(0.67)	0.03

Total Income (Loss) From Operations	0.31	1.02	0.28	(0.43)	0.20

Less Distributions From:
Net Investment Income	(0.38)	(0.40)	—	(0.70)	(0.22)

Total Distributions	(0.38)	(0.40)	—	(0.70)	(0.22)

Net Asset Value, End of Year	$14.56	$14.63	$14.01	$13.73	$14.86

Total Return(b)	2.29%	7.31%	2.11%	(2.89)%	1.40%
Net Assets, End of Year (000’s)	$309,654	$307,734	$345,787	$453,171	$463,375
Ratios to Average Net Assets
Gross Expense	1.07%	1.07%	1.20%	1.23%	1.24%
Net Expenses(c)(d)	0.71%	0.74%	0.95%	0.98%	0.98%
Net Investment Income (Loss)	2.69%	2.74%	1.97%	1.75%	1.13%
Portfolio Turnover Rate	347%	438%	593%	418%	242%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(d)

Expense ratio includes interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments. Interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments had no impact on the ratio of expenses to average net assets for the years ended April 30, 2019, April 30, 2018 and April 30, 2017.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2019	99

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON DIVERSIFIED INCOME FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.47	$11.24	$10.40	$10.98	$10.47
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.36	0.26	0.12	0.12	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.11	0.52	0.85	(0.53)	0.53

Total Income (Loss) From Operations	0.47	0.78	0.97	(0.41)	0.63

Less Distributions From:
Net Investment Income	(0.36)	(0.23)	(0.13)	(0.15)	(0.12)
Net Realized Gains	(0.04)	(1.32)	—	(0.02)	—

Total Distributions	(0.40)	(1.55)	(0.13)	(0.17)	(0.12)

Net Asset Value, End of Year	$10.54	$10.47	$11.24	$10.40	$10.98

Total Return(b)	4.66%	6.99%	9.38%	(3.70)%	6.09%
Net Assets, End of Year (000’s)	$38,943	$40,993	$42,878	$44,607	$52,860
Ratios to Average Net Assets
Gross Expense(c)	1.67%	1.72%	1.59%	1.52%	1.46%
Net Expenses(c)(d)	0.60%	0.66%	0.74%	0.74%	0.80%
Net Investment Income (Loss)	3.45%	2.30%	1.16%	1.14%	0.90%
Portfolio Turnover Rate	14%	85%	9%	52%	23%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.48	$11.25	$10.41	$10.98	$10.47
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.39	0.29	0.15	0.15	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.10	0.52	0.85	(0.53)	0.54

Total Income (Loss) From Operations	0.49	0.81	1.00	(0.38)	0.66

Less Distributions From:
Net Investment Income	(0.39)	(0.26)	(0.16)	(0.17)	(0.15)
Net Realized Gains	(0.04)	(1.32)	—	(0.02)	—

Total Distributions	(0.43)	(1.58)	(0.16)	(0.19)	(0.15)

Net Asset Value, End of Year	$10.54	$10.48	$11.25	$10.41	$10.98

Total Return(b)	4.82%	7.24%	9.64%	(3.42)%	6.35%
Net Assets, End of Year (000’s)	$637	$1,109	$725	$1,129	$1,323
Ratios to Average Net Assets
Gross Expense(c)	1.40%	1.48%	1.34%	1.27%	1.21%
Net Expenses(c)(d)	0.35%	0.41%	0.49%	0.49%	0.55%
Net Investment Income (Loss)	3.72%	2.62%	1.44%	1.39%	1.16%
Portfolio Turnover Rate	14%	85%	9%	52%	23%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

100	August 31, 2019 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 9.58	$ 9.88	$10.01	$10.02	$10.10
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.16	0.13	0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.23	(0.27)	(0.12)	0.03	0.09

Total Income (Loss) From Operations	0.42	(0.11)	0.01	0.16	0.22

Less Distributions From:
Net Investment Income	(0.19)	(0.16)	(0.13)	(0.13)	(0.13)
Net Realized Gains	0.00 (b)	(0.03)	(0.01)	(0.04)	(0.17)

Total Distributions	(0.19)	(0.19)	(0.14)	(0.17)	(0.30)

Net Asset Value, End of Year	$ 9.81	$ 9.58	$ 9.88	$10.01	$10.02

Total Return(c)	4.47%	(1.14)%	0.16%	1.62%	2.14%
Net Assets, End of Year (000’s)	$1,763	$1,912	$2,765	$3,509	$4,389
Ratios to Average Net Assets
Gross Expense	1.32%	1.26%	1.18%	1.18%	1.15%
Net Expenses(d)	0.80%	0.83%	0.86%	0.85%	0.89%
Net Investment Income	1.96%	1.65%	1.32%	1.34%	1.25%
Portfolio Turnover Rate	25%	30%	39%	32%	45%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 9.59	$ 9.88	$10.02	$10.03	$10.10
Income (Loss) From Operations:
Net Investment Income(a)	0.22	0.19	0.17	0.17	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.22	(0.26)	(0.13)	0.03	0.10

Total Income (Loss) From Operations	0.44	(0.07)	0.04	0.20	0.26

Less Distributions From:
Net Investment Income	(0.22)	(0.19)	(0.17)	(0.17)	(0.16)
Net Realized Gains	0.00 (b)	(0.03)	(0.01)	(0.04)	(0.17)

Total Distributions	(0.22)	(0.22)	(0.18)	(0.21)	(0.33)

Net Asset Value, End of Year	$ 9.81	$ 9.59	$ 9.88	$10.02	$10.03

Total Return(c)	4.68%	(0.72)%	0.40%	1.94%	2.57%
Net Assets, End of Year (000’s)	$76,471	$82,301	$127,103	$120,406	$126,574
Ratios to Average Net Assets
Gross Expense	1.07%	1.01%	0.93%	0.93%	0.93%
Net Expenses(d)	0.49%	0.52%	0.53%	0.53%	0.57%
Net Investment Income	2.26%	1.96%	1.66%	1.66%	1.57%
Portfolio Turnover Rate	25%	30%	39%	32%	45%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2019	101

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 9.51	$ 9.78	$ 9.94	$ 9.95	$ 9.80
Income (Loss) From Operations:
Net Investment Income(a)	0.21	0.18	0.16	0.18	0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(0.26)	(0.14)	0.02	0.19

Total Income (Loss) From Operations	0.42	(0.08)	0.02	0.20	0.36

Less Distributions From:
Net Investment Income	(0.22)	(0.19)	(0.18)	(0.20)	(0.19)
Net Realized Gains	—	—	—	(0.01)	(0.02)

Total Distributions	(0.22)	(0.19)	(0.18)	(0.21)	(0.21)

Net Asset Value, End of Year	$ 9.71	$ 9.51	$ 9.78	$ 9.94	$ 9.95

Total Return(b)	4.45%	(0.81)%	0.22%	2.03%	3.69%
Net Assets, End of Year (000’s)	$3,501	$4,074	$4,503	$5,206	$5,726
Ratios to Average Net Assets
Gross Expense	1.08%	1.09%	1.09%	1.10%	1.12%
Net Expenses(c)	0.83%	0.87%	0.89%	0.88%	0.94%
Net Investment Income	2.18%	1.82%	1.62%	1.85%	1.74%
Portfolio Turnover Rate	36%	34%	32%	44%	45%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 9.35	$ 9.62	$ 9.78	$ 9.79	$ 9.63
Income (Loss) From Operations:
Net Investment Income(a)	0.24	0.21	0.19	0.21	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(0.26)	(0.14)	0.02	0.20

Total Income (Loss) From Operations	0.45	(0.05)	0.05	0.23	0.40

Less Distributions From:
Net Investment Income	(0.25)	(0.22)	(0.21)	(0.23)	(0.22)
Net Realized Gains	—	—	—	(0.01)	(0.02)

Total Distributions	(0.25)	(0.22)	(0.21)	(0.24)	(0.24)

Net Asset Value, End of Year	$ 9.55	$ 9.35	$ 9.62	$ 9.78	$ 9.79

Total Return(b)	4.84%	(0.52)%	0.54%	2.38%	4.19%
Net Assets, End of Year (000’s)	$544,092	$506,940	$503,184	$409,975	$413,310
Ratios to Average Net Assets
Gross Expense	0.83%	0.84%	0.84%	0.85%	0.88%
Net Expenses(c)	0.49%	0.53%	0.55%	0.55%	0.60%
Net Investment Income	2.52%	2.18%	1.96%	2.15%	2.07%
Portfolio Turnover Rate	36%	34%	32%	44%	45%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

102	August 31, 2019 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 9.85	$ 9.99	$10.07	$10.10	$10.23
Income (Loss) From Operations:
Net Investment Income(a)	0.16	0.12	0.10	0.07	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(0.12)	(0.06)	0.02	(0.02)

Total Income (Loss) From Operations	0.27	0.00 (b)	0.04	0.09	0.05

Less Distributions From:
Net Investment Income	(0.17)	(0.14)	(0.12)	(0.10)	(0.06)
Net Realized Gains	—	—	—	(0.02)	(0.12)

Total Distributions	(0.17)	(0.14)	(0.12)	(0.12)	(0.18)

Net Asset Value, End of Year	$ 9.95	$ 9.85	$ 9.99	$10.07	$10.10

Total Return(c)	2.79%	(0.03)%	0.43%	0.87%	0.51%
Net Assets, End of Year (000’s)	$5,494	$5,973	$6,628	$7,796	$10,495
Ratios to Average Net Assets
Gross Expense	1.42%	1.37%	1.23%	1.11%	1.17%
Net Expenses(d)	0.73%	0.73%	0.73%	0.73%	0.78%
Net Investment Income	1.65%	1.22%	0.96%	0.71%	0.71%
Portfolio Turnover Rate	67%	42%	72%	104%	138%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 9.85	$ 9.99	$10.07	$10.10	$10.23
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.15	0.12	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(0.13)	(0.05)	0.01	0.00 (b)

Total Income (Loss) From Operations	0.30	0.02	0.07	0.11	0.08

Less Distributions From:
Net Investment Income	(0.20)	(0.16)	(0.15)	(0.12)	(0.09)
Net Realized Gains	—	—	—	(0.02)	(0.12)

Total Distributions	(0.20)	(0.16)	(0.15)	(0.14)	(0.21)

Net Asset Value, End of Year	$ 9.95	$ 9.85	$ 9.99	$10.07	$10.10

Total Return(c)	3.04%	0.22%	0.68%	1.12%	0.76%
Net Assets, End of Year (000’s)	$44,696	$46,309	$64,706	$160,541	$166,939
Ratios to Average Net Assets
Gross Expense	1.17%	1.11%	0.98%	0.86%	0.96%
Net Expenses(d)	0.48%	0.48%	0.48%	0.48%	0.56%
Net Investment Income	1.90%	1.46%	1.19%	0.97%	0.81%
Portfolio Turnover Rate	67%	42%	72%	104%	138%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2019	103

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$12.78	$13.14	$13.54	$13.41	$13.40
Income (Loss) From Operations:
Net Investment Income(a)	0.26	0.22	0.22	0.23	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.44	(0.26)	(0.31)	0.37	0.13

Total Income (Loss) From Operations	0.70	(0.04)	(0.09)	0.60	0.38

Less Distributions From:
Net Investment Income	(0.26)	(0.22)	(0.22)	(0.23)	(0.25)
Net Realized Gains	—	(0.10)	(0.09)	(0.24)	(0.12)

Total Distributions	(0.26)	(0.32)	(0.31)	(0.47)	(0.37)

Net Asset Value, End of Year	$13.22	$12.78	$13.14	$13.54	$13.41

Total Return(b)	5.52%	(0.29)%	(0.65)%	4.55%	2.83%
Net Assets, End of Year (000’s)	$29,050	$29,109	$31,951	$38,182	$41,607
Ratios to Average Net Assets
Gross Expense	1.10%	1.10%	1.09%	1.09%	1.12%
Net Expenses(c)	0.74%	0.74%	0.74%	0.74%	0.79%
Net Investment Income	1.99%	1.70%	1.62%	1.69%	1.84%
Portfolio Turnover Rate	83%	79%	40%	32%	50%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$12.79	$13.15	$13.55	$13.42	$13.40
Income (Loss) From Operations:
Net Investment Income(a)	0.29	0.26	0.25	0.26	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.44	(0.26)	(0.31)	0.37	0.15

Total Income (Loss) From Operations	0.73	0.00 (d)	(0.06)	0.63	0.43

Less Distributions From:
Net Investment Income	(0.29)	(0.26)	(0.25)	(0.26)	(0.29)
Net Realized Gains	—	(0.10)	(0.09)	(0.24)	(0.12)

Total Distributions	(0.29)	(0.36)	(0.34)	(0.50)	(0.41)

Net Asset Value, End of Year	$13.23	$12.79	$13.15	$13.55	$13.42

Total Return(b)	5.78%	(0.03)%	(0.39)%	4.81%	3.17%
Net Assets, End of Year (000’s)	$260,800	$259,934	$263,825	$267,864	$259,904
Ratios to Average Net Assets
Gross Expense	0.85%	0.85%	0.84%	0.84%	0.88%
Net Expenses(c)	0.49%	0.49%	0.49%	0.49%	0.55%
Net Investment Income	2.24%	1.95%	1.87%	1.94%	2.11%
Portfolio Turnover Rate	83%	79%	40%	32%	50%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(d)	Represents less than $0.005.

(Financial Highlights continued next page)

104	August 31, 2019 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.18	$10.56	$10.91	$10.66	$10.56
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.15	0.16	0.19	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.36	(0.22)	(0.25)	0.27	0.10

Total Income (Loss) From Operations	0.51	(0.07)	(0.09)	0.46	0.31

Less Distributions From:
Net Investment Income	(0.15)	(0.15)	(0.16)	(0.19)	(0.21)
Net Realized Gains	(0.11)	(0.16)	(0.10)	(0.02)	—

Total Distributions	(0.26)	(0.31)	(0.26)	(0.21)	(0.21)

Net Asset Value, End of Year	$10.43	$10.18	$10.56	$10.91	$10.66

Total Return(b)	5.16%	(0.75)%	(0.81)%	4.32%	2.91%
Net Assets, End of Year (000’s)	$8,630	$14,863	$17,554	$20,197	$22,691
Ratios to Average Net Assets
Gross Expense	1.33%	1.28%	1.24%	1.22%	1.22%
Net Expenses(c)	0.83%	0.84%	0.84%	0.84%	0.84%
Net Investment Income	1.50%	1.43%	1.50%	1.76%	1.93%
Portfolio Turnover Rate	45%	64%	32%	24%	31%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.19	$10.57	$10.92	$10.67	$10.57
Income (Loss) From Operations:
Net Investment Income(a)	0.18	0.18	0.19	0.22	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.35	(0.22)	(0.25)	0.27	0.10

Total Income (Loss) From Operations	0.53	(0.04)	(0.06)	0.49	0.33

Less Distributions From:
Net Investment Income	(0.18)	(0.18)	(0.19)	(0.22)	(0.23)
Net Realized Gains	(0.11)	(0.16)	(0.10)	(0.02)	—

Total Distributions	(0.29)	(0.34)	(0.29)	(0.24)	(0.23)

Net Asset Value, End of Year	$10.43	$10.19	$10.57	$10.92	$10.67

Total Return(b)	5.32%	(0.50)%	(0.55)%	4.58%	3.17%
Net Assets, End of Year (000’s)	$53,379	$56,626	$67,991	$63,704	$63,702
Ratios to Average Net Assets
Gross Expense	1.09%	1.03%	0.99%	0.98%	0.97%
Net Expenses(c)	0.58%	0.59%	0.59%	0.59%	0.59%
Net Investment Income	1.76%	1.68%	1.75%	2.01%	2.18%
Portfolio Turnover Rate	45%	64%	32%	24%	31%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2019	105

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.016	0.006	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.016	0.006	0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.016)	(0.006)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	1.57%	0.56%	0.04%		0.02%		0.01%
Net Assets, End of Year (000’s)	$1,297,285	$1,196,676	$1,516,147		$1,619,679		$1,556,286
Ratios to Average Net Assets
Gross Expense	0.82%	0.82%	0.89%		0.97%		0.97%
Net Expenses(b)	0.62%	0.62%	0.42%		0.18%		0.07%
Net Investment Income	1.57%	0.54%	0.04%		0.02%		0.01%

INSTITUTIONAL CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.019	0.009	0.001		0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.019	0.009	0.001		0.000		0.000

Less Distributions From:
Net Investment Income	(0.019)	(0.009)	(0.001)		(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	1.92%	0.91%	0.17%		0.02%		0.01%
Net Assets, End of Year (000’s)	$427,114	$704,435	$359,524		$12,840		$26,079
Ratios to Average Net Assets
Gross Expense	0.32%	0.32%	0.34%		0.47%		0.47%
Net Expenses(b)	0.27%	0.27%	0.27%		0.13%		0.07%
Net Investment Income	1.92%	0.97%	0.21%		0.01%		0.01%

SELECT CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.018	0.008	0.001		0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.018	0.008	0.001		0.000		0.000

Less Distributions From:
Net Investment Income	(0.018)	(0.008)	(0.001)		(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	1.82%	0.81%	0.13%		0.02%		0.01%
Net Assets, End of Year (000’s)	$4,410,116	$3,273,958	$3,671,694		$976,287		$1,005,503
Ratios to Average Net Assets
Gross Expense	0.57%	0.57%	0.61%		0.72%		0.72%
Net Expenses(b)	0.37%	0.37%	0.33%		0.18%		0.07%
Net Investment Income	1.82%	0.80%	0.15%		0.02%		0.01%

(Financial Highlights continued next page)

106	August 31, 2019 / PROSPECTUS

FINANCIAL HIGHLIGHTS (continued)

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND (continued)

SERVICE CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.014	0.004	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.014	0.004	0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.014)	(0.004)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	1.42%	0.41%	0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,191,211	$1,250,181	$1,364,106		$794,950		$1,352,274
Ratios to Average Net Assets
Gross Expense	0.82%	0.82%	0.88%		0.97%		0.97%
Net Expenses(b)	0.77%	0.77%	0.46%		0.18%		0.07%
Net Investment Income	1.41%	0.41%	0.01%		0.01%		0.01%

(a)	Represents less than $0.001.
(b)	The investment manager and other service providers voluntarily waived a portion of their fees.

(Financial Highlights continued next page)

PROSPECTUS / August 31, 2019	107

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.016	0.006	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.016	0.006	0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.016)	(0.006)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	1.58%	0.57%	0.03%		0.01%		0.00	%(b)
Net Assets, End of Year (000’s)	$283,323	$340,788	$479,284		$646,349		$631,472
Ratios to Average Net Assets
Gross Expense	0.83%	0.84%	0.91%		0.99%		0.98%
Net Expenses(c)	0.60%	0.60%	0.39%		0.15%		0.06%
Net Investment Income	1.54%	0.53%	0.03%		0.01%		0.00	%(b)

SELECT CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.018	0.008	0.001		0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.018	0.008	0.001		0.000		0.000

Less Distributions From:
Net Investment Income	(0.018)	(0.008)	(0.001)		(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	1.83%	0.82%	0.12%		0.01%		0.00	%(b)
Net Assets, End of Year (000’s)	$1,203,639	$790,207	$311,815		$242,597		$264,955
Ratios to Average Net Assets
Gross Expense	0.58%	0.59%	0.66%		0.74%		0.74%
Net Expenses(c)	0.35%	0.35%	0.31%		0.15%		0.06%
Net Investment Income	1.85%	0.89%	0.13%		0.01%		0.00	%(b)

SERVICE CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.014	0.004	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.014	0.004	0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.014)	(0.004)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	1.43%	0.42%	0.01%		0.01%		0.00	%(b)
Net Assets, End of Year (000’s)	$85	$44	$31		$26		$18
Ratios to Average Net Assets
Gross Expense	0.83%	0.84%	0.90%		0.97%		0.99%
Net Expenses(c)	0.75%	0.74%	0.42%		0.17%		0.06%
Net Investment Income	1.40%	0.44%	0.01%		0.01%		0.00	%(b)

(a)	Represents less than $0.001.
(b)	Represents less than 0.01%.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

(Financial Highlights continued next page)

108	August 31, 2019 / PROSPECTUS

For more information about Wilmington Funds

A Statement of Additional Information (SAI) dated August 31, 2019 is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the SAI and in the Annual and Semi-Annual Reports to Shareholders of the Funds as they become available. The Annual Report to Shareholders provides a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders when available, and to make inquiries or request other information without charge, call 1-800-836-2211 or visit the Funds’ website at www.wilmingtonfunds.com.

Securities and Exchange Commission (SEC)

You can also obtain the SAI or the Annual and Semi-Annual Reports to Shareholders, as well as other information about the Wilmington Funds, from the EDGAR database on the SEC’s website (http://www.sec.gov). You may request documents from the SEC, upon payment of a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Automated price, yield, and performance information is available 24 hours a day, 7 days a week by calling 1-800-836-2211.

Investment Company Act File No. 811-05514

Wilmington Funds  |  1-800-836-2211  |  www.wilmingtonfunds.com

WT-PRO-002-0819

STATEMENT OF ADDITIONAL INFORMATION

CLASS A SHARES, CLASS I SHARES, ADMINISTRATIVE CLASS SHARES,

SELECT CLASS SHARES, SERVICE CLASS SHARES AND INSTITUTIONAL CLASS SHARES

WILMINGTON FUNDS

Statement of Additional Information

August 31, 2019

WILMINGTON FUNDS

Equity Funds

Wilmington Large-Cap Strategy Fund

Class I (WMLIX)

Wilmington International Fund

Class A (WINAX) / Class I (WINIX)

Alternatives Fund

Wilmington Global Alpha Equities Fund

Class A (WRAAX) / Class I (WRAIX)

Asset Allocation Funds

Wilmington Real Asset Fund

Class A (WMMRX) / Class I (WMRIX)

Wilmington Diversified Income Fund

Class A (WDIAX) / Class I (WDIIX)

Fixed Income Funds

Wilmington Intermediate-Term Bond Fund

Class A (WIBAX) / Class I (WIBIX)

Wilmington Broad Market Bond Fund

Class A (WABMX) / Class I (WIBMX)

Wilmington Short-Term Bond Fund

Class A (WSBAX) / Class I (WISBX)

Wilmington Municipal Bond Fund

Class A (WTABX) / Class I (WTAIX)

Wilmington New York Municipal Bond Fund

Class A (WNYAX) / Class I (WNYIX)

Money Market Funds

Wilmington U.S. Government Money Market Fund

Service Class (WGSXX) / Administrative Class (WAGXX)

Select Class (WGEXX) / Institutional Class (WGOXX)

Wilmington U.S. Treasury Money Market Fund

Service Class (WTSXX) / Administrative Class (WTAXX)

Select Class (WTEXX)

This Statement of Additional Information (“SAI”) is not a prospectus. Read this SAI in conjunction with the prospectuses for the Funds dated August 31, 2019.

This SAI incorporates by reference the Wilmington Funds’ annual reports for the year ended April 30, 2019 for each of the Funds contained in this SAI. A copy of the prospectuses or annual reports may be obtained without charge by calling (800) 836-2211 or by visiting www.wilmingtonfunds.com.

28527 (8/19)	WILMINGTON-SAI-005-0819

HOW ARE THE FUNDS ORGANIZED?

The Wilmington Funds (“Trust”), a Delaware statutory trust, offers separate series of shares representing interests in separate portfolios of securities (“Funds”). Each Fund covered by this SAI is a diversified portfolio of the Trust, except for the New York Municipal Bond Fund, which is a non-diversified portfolio of the Trust. On August 11, 2000, the Trust was organized to acquire all of the assets and liabilities of the VISION Group of Funds, Inc., a Maryland corporation that was originally incorporated under the laws of the State of Maryland on February 23, 1988, and registered as an open-end management investment company. The name of the Trust was changed to MTB Group of Funds (“MTB Funds”) on August 15, 2003. Through an internal reorganization on August 15, 2003 the Fund’s investment advisor changed from M&T Asset Management, a department of Manufacturers and Traders Trust Company (“M&T Bank”) to MTB Investment Advisors, Inc. (“MTBIA”), a subsidiary of M&T Bank. On May 16, 2011, M&T Bank, M&T Bank Corporation and MTB One, Inc., a wholly-owned subsidiary of M&T Bank, acquired Wilmington Trust Corporation (“Wilmington Trust”). Wilmington Trust was the parent company of Rodney Square Management Corporation (“RSMC”) and Wilmington Trust Investment Management, LLC (“WTIM”), the investment advisor and sub-advisor, respectively, of the funds within the WT Mutual Fund (“WT Trust”). In connection with M&T Bank’s acquisition of Wilmington Trust, at the close of business on March 9, 2012, the series of WT Trust were reorganized into series of MTB Funds. The Trust was renamed the Wilmington Funds. RSMC was renamed Wilmington Funds Management Corporation (“WFMC” or “Advisor”) and was appointed as the investment advisor of the Wilmington Funds. MTBIA was renamed Wilmington Trust Investment Advisors, Inc. (“WTIA”) and was appointed as sub-advisor of the Wilmington Funds for those assets of the Funds allocated to WTIA. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST

SECURITIES DESCRIPTIONS AND TECHNIQUES

Following are descriptions of securities and techniques that each Fund may or may not pursue.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the types of equity securities in which a Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stocks.

Warrants

Warrants give a Fund the option to buy the issuer’s equity securities at a specified price (the “exercise price”) at a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which a Fund may invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“Fannie Mae”), Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Trust Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S.

Treasury uses the Consumer Price Index for Urban Consumers (“CPI-U”) as the inflation measure. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds that are issued by a foreign government are generally adjusted to reflect a comparable inflation index that is calculated by that foreign government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The current market value of the bonds, however, is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Taxable Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, a Fund may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities is a pass-through certificate. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

CMOs, including interests in real estate mortgage investment conduits (“REMICs”), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (“Interest Only” or “IOs”) and principal payments to another class (“Principal Only” or “POs”). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (“Floaters”) receives a share of interest payments based upon a market index such as LIBOR. The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. Convertible securities are also subject to risks that affect debt securities in general, and may be subordinate to other types of debt securities from the same issuer.

However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. The Equity Funds may invest in commercial paper rated below investment grade. See “Risks Associated with Non-investment Grade Securities” herein.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Exchange-Traded Notes

An exchange-traded note (“ETN”) is a senior, unsecured, unsubordinated debt security, registered under the Securities Act of 1933 and issued by a large financial institution. Repayment of the note is dependent on the continued creditworthiness of the issuer. An ETN is structured to provide exposure to the returns of a particular market or investment strategy. Its return is based on the performance of an underlying index, which may be well-known or may be designed by the issuer specifically for the purpose of constructing and issuing the ETN. The value of an ETN changes daily based on the performance of the related index, and the issuer calculates and disseminates that value to the market each day. An ETN does not pay interest or dividends. An investor may sell its ETN in the market, seek to redeem the note, or receive a payment at maturity.

Guaranteed Investment Contracts

The Fixed Income Funds and the Global Alpha Equities Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (“AMT”). A Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Variable Rate Demand Instruments

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.

Municipal Securities

Municipal Securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Leases

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

A Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities is a certificate of participation (“COPs”). However, a Fund may also invest directly in individual leases.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•

it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. Investments in foreign securities may, for some Funds, include securities from emerging markets.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (“ADRs”) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate, with settlement typically in two days. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset as part of the fund’s investment strategy. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (“World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Foreign Currency and Related Transactions

The Equity Funds, Global Alpha Equities Fund and Real Asset Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options, foreign currency futures contracts and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A Fund may enter into forwards that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and the U.S. Securities and Exchange Commission (“SEC”), non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Please see the discussion related to “Swap Agreements and Options on Swap Agreements.”

DERIVATIVE CONTRACTS

The Equity Funds, Global Alpha Equities Fund and Real Asset Fund may invest in a variety of derivative investments, to the extent permitted by their investment goals and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments a Fund may use are described below in this SAI. Segregated accounts will be maintained for all derivative transactions, to the extent required by the Investment Company Act of 1940, as amended (“1940 Act”). The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”). The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, credit, inflation, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. See “Swap Agreements and Options on Swap Agreements.”

The Funds may invest in structured notes and indexed securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Other derivative investments the Fund may use include “debt exchangeable for common stock” of an issuer or “equity-linked debt securities” of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the investment advisor expected. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund’s investment goal.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment advisor to forecast interest rates and economic factors correctly. If the investment advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

A Fund might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

The use of derivatives contracts is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the CFTC. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the CFTC adopted certain regulatory changes that would subject a registered investment company and its investment advisor to regulation by the CFTC if the registered investment company invests more than a prescribed level of its assets in futures and certain other instruments (such as commodity options and swaps, which in turn include non-deliverable currency forwards), or if the registered investment company markets itself as providing investment exposure to such instruments. A Fund that invests in these instruments may become subject to the CFTC regulatory requirements, and the disclosure and operations of such Fund would need to comply with applicable CFTC regulations. Compliance with these additional regulatory requirements would likely increase Fund expenses. Alternatively, a Fund may need to abandon or otherwise limit its investments in derivatives, which could deprive the Fund of the investment benefits that use of derivatives may provide. Other potentially adverse regulatory initiatives could also develop.

The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, (“Code”). To qualify as RICs, the Funds must invest in assets which produce types of income specified in the Code (“Qualifying Income”). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, a Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if a Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the Code. See “Taxation of the Fund” for additional information related to these restrictions.

Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Global Alpha Equities Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the CFTC. To the extent the Global Alpha Equities Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the CEA.

A Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract. The Fund may also invest in futures contracts on debt securities (“Debt Futures”) or options on Debt Futures.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.

A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the investment advisor’s or a sub-advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; (5) government regulations may restrict trading in futures contracts and options on futures; and (6) there is a risk of loss by the Fund of the margin deposits in the event of bankruptcy of the futures commission merchant with which the Fund has an open position in a futures contract. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Equity-Linked Securities

The Real Asset Fund and Global Alpha Equities Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to a Fund’s restriction on investments in illiquid securities.

Event-Linked Exposure

The Real Asset Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund, when investing in the bond, may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. See “Taxation of the Funds” for more information regarding the tax risks related to a Fund’s investment in an event-linked bond.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for a Fund.

Swap Agreements

Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

A Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

New swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Currency swaps. A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. For example, a currency swap may involve the exchange of payments in a non-U.S. currency for payments in U.S. dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.

For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-U.S. currency by entering into a cross currency swap whereby one party would make payments in the non-U.S. currency and receive payments in U.S. dollars. Or, a currency swap may be used to gain exposure to non-U.S. currencies and non-U.S. interest rates by making payments in U.S. dollars and receiving payments in non-U.S. currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund’s swap transactions or cause the Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. Certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Currency-Related Derivatives and Other Financial Instruments

The Global Alpha Equities Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Global Alpha Equities Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Global Alpha Equities Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Global Alpha Equities Fund may participate in Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Global Alpha Equities Fund may use Position Hedging when the investment advisor or a sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. The Global Alpha Equities Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Global Alpha Equities Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

The Global Alpha Equities Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Global Alpha Equities Fund may also engage in proxy hedging (“Proxy Hedging”). Proxy Hedging is often used when the currency to which the Global Alpha Equities Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy Hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Global Alpha Equities Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Global Alpha Equities Fund’s securities denominated in linked currencies.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Global Alpha Equities Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Global Alpha Equities Fund is engaging in Proxy Hedging. If the Global Alpha Equities Fund enters into a currency hedging transaction, the Global Alpha Equities Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Global Alpha Equities Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Global Alpha Equities Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Global Alpha Equities Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The Global Alpha Equities Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

Contracts for Differences

The Global Alpha Equities Fund may invest in contracts for differences (“CFDs”). A CFD is an arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than the delivery of physical goods or securities. Leverage is a key feature of CFDs, and therefore small moves in the underlying instrument can result in more steep and rapid moves in the value of the Global Alpha Equities Fund’s investment.

OTHER INVESTMENTS

Illiquid Securities

No Fund may invest more than 15% (5% for each Money Market Fund) of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment advisor, pursuant to guidelines approved by the Board. The investment advisor will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s investment adviser or sub-advisor to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Floating Rate Loans

A Fund may invest in another investment company (including exchange-traded funds (“ETFs”)) that invests primarily in floating rate (e.g., LIBOR-based), commercial loans made by banks and other institutional lenders. The loans may be to U.S. or foreign borrowers, and may have below investment grade credit ratings. The loans may be secured or unsecured, and may be senior or subordinated loans.

Commodity-Linked Investments

A Fund may invest in another investment company (including ETFs) that invests in commodities such as oil, coal, natural gas, metals and agricultural products. A fund that seeks commodities exposure generally does not invest directly in the physical assets themselves. Instead, the fund invests in commodity-linked notes and options that together are intended to provide exposure to the investment return of assets that trade in the commodities markets. A Fund may also invest in a commodity-linked ETN, where the return on the note is derived from the performance of one or more commodity indices.

Hedge Fund Strategies

A Fund may invest in another investment company (including ETFs) that employs a principal investment strategy that differs markedly from a traditional, benchmark-centric, growth or value, market capitalization-oriented or buy-and-hold investment style, and that is more characteristic of the hedge fund industry. These strategies may be referred to as “hedge fund strategies.” An underlying fund may pursue any one or more of the following hedge fund strategies:

Absolute Return. Absolute return funds seek to produce results that are largely independent of, or have low correlation to, the broader markets. An absolute return fund generally has greater latitude to invest in a wider universe of securities, and without the fixed asset weightings of traditional asset allocation approaches. Absolute return investment techniques generally include non-traditional investment strategies such as short selling, and the use of futures, options, derivatives, arbitrage, leverage and unconventional assets.

Discretionary Macro. A fund utilizing a macro investing strategy takes sizable positions in equity, fixed income or currency markets in anticipation of macroeconomic events in order to generate a risk-adjusted return. Macro fund managers use macroeconomic analysis based on market events and trends to identify opportunities for investment that would profit from anticipated price movements.

Distressed Credit. A fund engaged in distressed credit investing seeks equity-like returns through purchases of bonds and bank debt of firms in distressed situations (e.g., bankruptcies, reorganizations, coercive tenders). The debt is purchased at notable discounts to par and, to reduce downside potential, may have seniority in the capital structure. If and when a distressed company is reorganized and regains health, the debt purchased at discount may increase in value or even be swapped into equity.

Equity Market Neutral. Equity market neutral is a strategy that seeks to exploit investment opportunities unique to some specific group of stocks while maintaining a neutral exposure to broad groups of stocks, which may be defined by sector, industry, market capitalization, country or region. The strategy holds long/short equity positions, with long positions hedged with short positions in the same and related sectors, so that the equity market neutral investor should be little affected by sector-wide events.

Event-Driven/Merger Arbitrage. Event-driven investing is a strategy that seeks to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff, occurs. Merger arbitrage centers on capturing the market price differential between the acquiring and acquired companies’ securities in exchange for bearing the risk that the announced merger will not actually take place. Event-driven funds may have low correlations to the general stock market because the funds focus on specific deals and are less influenced by macro market factors.

Fixed Income Arbitrage. Fixed-income arbitrage seeks to exploit pricing differentials between fixed-income securities. The fund manager simultaneously purchases and sells two similar securities whose prices, in the opinion of the fund manager, do not reflect what the fund manager believes to be their “true value.” Acting on the assumption that prices will revert to “true value” over time, the fund manager sell shorts the overpriced security and buys the underpriced security. Once prices revert to true value, the trade may be liquidated at a profit. Credit default swaps are often employed in fixed-income arbitrage.

Long/Short Equity. Equity long-short is an investing strategy that involves taking long positions in stocks that are expected to increase in value and short positions in stocks that are expected to decrease in value. Long positions may be funded, in part, by proceeds from the short positions, so equity long-short investing involves the use of leverage.

Managed Futures. Managed futures is an asset class managed by professional commodity managers who use proprietary trading systems to invest in currency, interest rate, equity, metal, energy and agricultural markets through the use of futures, forwards, and options. The managers generally have the ability to invest across a wide range of global markets and asset classes and have the flexibility to take long and short positions in these investments based on projected profit potential and economic factors. Managed futures’ returns may have low correlation to returns on stock and bond investments.

Multi-Strategy . A multi-strategy fund uses several strategies within the same pool of assets that is designed to adapt to large and small market forces in real time. The fund might seek returns from shorting equities, investing in global real estate projects, and identifying momentum-focused or event- driven investments. The investment diversification may reduce volatility and decrease asset-class and single-strategy risks. The fund may allocate investments to a certain strategy in response to market trends, allowing it to capitalize on favorable market conditions more easily.

Infrastructure Assets

Infrastructure-related companies are involved in providing energy, transportation, communications, utilities and other essential services to society. Infrastructure companies own and operate assets such as rail systems, shipping ports, toll roads, power transmission lines, and municipal sewage treatment and water purification systems, and provide services and materials necessary for the construction and maintenance of such assets. While governments have historically played a major role in financing infrastructure, budget constraints have led to an increase in reliance on private financing, ownership and operation.

Natural Resources

A Fund may invest directly and indirectly in companies that own or develop natural resources, or supply goods and services to such companies. These companies may be involved in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil, and natural gases), chemicals, paper and forest products, and other basic commodities.

Real Estate

A Fund may invest in a real estate investment trust (“REIT”), which is a pooled investment vehicle that invests directly in income-producing real estate (an “equity REIT”), in loans secured by real estate (a “mortgage REIT”), or a combination thereof (a “hybrid REIT”). An equity REIT receives rental income and any profits on the sale of its properties. A mortgage REIT receives interest income from the loans made on underlying properties. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

Healthcare Securities

The Global Alpha Equities Fund may invest directly and indirectly in companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. These healthcare companies may also include investment companies, including exchange traded funds that invest in healthcare companies.

ELIGIBLE SECURITIES FOR MONEY MARKET FUNDS

The Money Market Funds may invest only in U.S. dollar denominated securities that are “Eligible Securities” as defined in Rule 2a-7 (the “Rule”). The Rule defines an Eligible Security, in summary, as a security with a remaining maturity of 397 calendar days or less that the Fund’s investment adviser (subject to oversight and pursuant to guidelines established by the Board) determines present minimal credit risks to the Fund. The eligibility of a security with a guarantee may be determined based on whether the guarantee is an Eligible Security. The Money Market Funds will limit investments to those which are Eligible Securities at the time of acquisition.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Advisor or Sub-advisor.

The Funds’ custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The Advisor, Sub-advisor or sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

The Funds considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of the Funds’ investment policies.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (“TBAs”)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Securities Lending

The Funds may lend portfolio securities to borrowers that the Advisor or Sub-advisor deem creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Segregation (Fixed Income Funds, Asset Allocation Funds, Global Alpha Equities Fund and Equity Funds)

In accordance with the SEC and SEC staff positions regarding the interpretation of the 1940 Act, with respect to derivatives that create a future payment obligation of a Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards that are contractually required to “cash-settle,” however, a Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Funds will employ another approach to segregating assets to cover options that it sells. If a Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If a Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

A Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if a Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Specific Risks of Investing in the Funds” in the prospectus. Unless a Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Funds reserves the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, a Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

With respect to short sales transactions, the Funds will set aside cash or readily marketable securities in an amount equal to the greater of (i) the market value of the securities sold short; and (ii) the market price at which the short position was established, in each case less any margin on deposit.

Short Sales

A Fund may make short sales of securities listed on one or more national exchanges or on the Nasdaq Stock Market. A short sale is the sale of a stock that a fund does not own (or will borrow for delivery), because the fund believes the stock will decline in price or the fund wants to hedge against potential price volatility of the stock. If the price of the stock declines, the fund can buy the stock at a lower price and will make a profit. If the price of the stock rises, the fund will incur a loss. When the fund sells short, it borrows the stock from a broker “on margin,” and must pay interest to the broker on the margin amount until the stock is replaced by the fund. In no event will a Fund engage in short sales transactions if it would cause the market value of all of the Fund’s securities sold short to exceed 25% of its net assets. In addition, the value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 2% of the value of the Fund’s net assets or 2% of the securities of any class of the issuer, for all Funds except the Global Alpha Equities Fund. A Fund may also “sell short against the box,” i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. Short sales are speculative in nature, and may reduce returns or increase volatility.

Investing in Securities of Other Investment Companies

A Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out their investment policies and managing any uninvested cash. Certain investment companies, such as business development companies (“BDCs”), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

Pursuant to an SEC rule, each of the Funds is permitted to invest in shares of the Money Market Funds as a means of managing their uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.

Exchange-Traded Funds

The Funds may also invest in ETFs in order to implement their investment strategies. The shares of most ETFs are listed and traded on stock exchanges at market prices, although some shares may be redeemable at net asset value for cash or securities. The Funds may invest in ETFs in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Non-Investment Grade Securities

Commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that a Fund’s Advisor or Sub-advisor believe to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in the prospectuses. Additional risk factors are outlined below and correspond to the risk factors identified in the prospectuses. The risk descriptions below complement the discussion of goals, strategies and risks above.

SECURITY	RISK TYPE
Fixed Income Securities	Interest Rate Risks Credit Risks Changing Fixed Income Market Conditions Risk Call Risks Prepayment Risks Risks Associated with Non-Investment Grade Securities

Mortgage Backed Securities	Risks Associated with Complex CMOs Call Risks Prepayment Risks Liquidity Risks

Equity Securities

Stock Market Risks

Sector Risks

Liquidity Risks

Risks Related to Investing for Growth

Risks Related to Investing for Value

Risks Related to Company Size

Tracking Error Risks

Close Out Risks

Risks of Investing in Emerging Market Countries

Convertible Securities	Interest Rate Risks Credit Risks Call Risks Prepayment Risks Risks Associated with Non-Investment Grade Securities Stock Market Risks

Foreign Securities	Currency Risks Risks of Foreign Investing Risks of Investing in Emerging Market Countries Euro Risks Sector Risks Brexit Risks

Derivative Contracts	Leverage Risks Commodity Tax Risks

Tax Exempt Securities	Tax Risks Risks Associated with Investing in a Single State Risks of Non-Diversification

Special Transactions	Interest Rate Risks Credit Risks Leverage Risks

Investing in Securities of Other Investment Companies	Affiliated Persons Risks and all Other Risks

Exchange-Traded Funds	Exchange-Traded Fund Risk Stock Market Risks Sector Risks Liquidity Risks Risks Related to Investing for Growth Risks Related to Investing for Value Risks Related to Company Size Tracking Error Risks

Money Market Funds	Money Market Fund Regulatory Risks

Stock Market Risks

The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Advisor or Sub-Advisor allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Related to Investing for Growth

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Risks Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. For example, medium capitalization stocks may be less liquid and more volatile than stocks of larger, well-known companies. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, limited access to capital and other attributes that can cause their share prices to fluctuate. Therefore, smaller companies may entail greater risks for investors than larger companies.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Advisor or Sub-Advisor attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Brexit Risk

The announcement of the Referendum of the United Kingdom’s (the “UK”) Membership of the EU (referred to as “Brexit”), advising for the exit of the UK from the EU, has caused business disruptions and uncertainty and thus adversely impact the financial results and operations of various European companies and economies. It was expected that the UK would exit the EU within two years of the UK’s formal notification under Article 50 of the Treaty of Lisbon to the European Council of its intention to withdraw, which was formally made by Prime Minister Theresa May on March 29, 2017. Brexit negotiations are currently ongoing, but there is still considerable uncertainty regarding the transition period as well as the potential consequences of Brexit to the UK economy. The effects of Brexit will depend on any agreements the UK makes to retain access to the EU Common Market either during a transitional period or more permanently. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations.

On November 25, 2018, EU leaders approved the terms of the UK’s withdrawal from the EU. The withdrawal agreement is currently under consideration by the UK’s Parliament, but the possibility of its ultimate implementation remains uncertain. The UK has not yet ratified the withdrawal agreement, and the UK’s withdrawal from the EU has been delayed. In the event that the UK withdraws without ratifying an agreement with the EU, the relationship between the UK and EU would be based on the World Trade Organization rules. It is not presently possible to determine the extent of the impact this arrangement would have on a Fund’s investments in the UK, and this continued uncertainty with respect to the withdrawal negotiations could negatively impact a Fund’s investments.

Euro Risks

The Euro is the single currency of the European Monetary Union (“EMU”). With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries’ ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund, the Advisor or Sub-Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

To the extent a Fund invests in foreign securities, its share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

Risks of Investing in Emerging Market Countries

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed countries.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Leverage Risks

Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

Close Out Risks

In a short sale transaction, close out risk is created by the ability of the broker to request at any time that a Fund closes out its short position in the security. The broker’s call request would force the Fund to purchase the security at its current market price, and thus could result in a loss to the Fund.

Interest Rate Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s or Sub-Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Changing Fixed Income Market Conditions Risk

The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.

A Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

Risks of Non-Diversification

The New York Municipal Bond Fund is non-diversified. Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases a Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

Risks Associated with Non-Investment Grade Securities

The securities in which a Fund may invest may be rated below investment grade. Securities rated below investment grade may be subject to the same risks as those inherent in corporate debt obligations that are rated below investment grade, also known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

Tax Risks

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by a Fund to shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall. Further, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Bother President Trump and the Republican members of the House of Representatives have publicly stated that one of their top legislative priorities is significant reform of the Code. There is a substantial lack of clarity around both the timing and the details of any such tax reform and the impact of any potential tax reform. If any such proposal were enacted, it might restrict of eliminate the ability of the Municipal Bond Fund and the New York Municipal Bond fund to achieve their investment goals. Prospective investors should consult their own tax advisors regarding potential changes in tax laws.

Commodity Tax Risks

A Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Code, a Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, a Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Code and any future legislation or guidance may cause a Fund to fail to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, a Fund may forego those investments which could adversely affect the ability of the Fund to achieve its investment goal.

Inflation-Indexed Securities Tax Risk

Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed by the Fund in the taxable year as income to be recharacterized as a return of capital.

Risks Associated with Investing in a Single State

A fund that invests primarily in securities issued by a single state provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenue; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. In addition, changes in municipal market-related legislation or litigation within the state can significantly affect the financial condition and credit quality of issuers of municipal securities located in that state. For a better understanding of these risks, please see the state-specific risk factors below.

New York Investment Risks

New York Municipal Bond Fund emphasizes investments in New York and is subject to events that may adversely affect New York issuers compared to funds that invest in multiple states. New York’s economy is large and diverse. While several upstate counties benefit from agriculture, manufacturing and high technology industries, New York City nonetheless still dominates the State’s economy through its international importance in economic sectors such as advertising, finance, and banking. Any major changes to the financial conditions of New York City would ultimately have an effect on the State.

Yields on New York municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State, counties, municipalities or City of New York could impact New York Municipal Bond Fund’s portfolio. The ability of this Fund to achieve its investment goal also depends on the continuing ability of the issuers of New York municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

Tracking Error Risks

Factors such as Fund expenses, imperfect correlation between a Fund’s investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as custody, management fees and other operational costs, and brokerage expenses, may not achieve its investment objective of accurately correlating to an index.

Asset Allocation Risks

The Asset Allocation Funds are subject to the risk that the Advisor’s or Sub-advisor’s asset allocation decisions between equity securities, on the one hand, and fixed income securities, on the other hand, will not anticipate market trends successfully. For example, investing too heavily in common stocks during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total returns.

Exchange-Traded Fund Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Risks Related to Commodities and Natural Resources

An investment in commodities, or in operating companies that have significant exposure to commodities, exposes a Fund to the greater volatility of the commodity markets, to commodity-specific risks (drought, floods, weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets and the operations of companies engaged in natural resources industries. The natural resources industries can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices and tax and other government regulations.

Risks Related to Exchange-Traded Notes

The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

Risks Related to Hedge Fund Strategies

An investment by a Fund in an investment company that employs one or more hedge fund strategies may have markedly higher investment management fees than other funds. Hedge fund strategies may be narrowly focused on a particular market, security type, activity or event, and would be exposed to greater risk of loss if the investment thesis or assumptions underlying the focus do not occur as anticipated. Hedge fund strategies intended to reduce the Fund’s volatility may fail to do so effectively. The use of leverage by a hedge fund strategy (e.g., through options or short sales) will magnify any losses incurred by the strategy.

Infrastructure Assets Risk

An investment in infrastructure operators and projects (e.g., toll roads, port facilities, transmission lines, sewage treatment plants) exposes a Fund to the risks associated with large, long-term construction projects, to financial, operating and competitive risks, and to the risks of changing economic and regulatory conditions and political instability in the country or region where the asset is located. These risks may be amplified for real assets located outside of the United States. An infrastructure fund may be less diversified than other funds that invest in a broad range of industries.

Inflation-Indexed Securities’ Risks

The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. A Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.

Master Limited Partnerships (“MLPs”) Risks

The Real Asset Fund may invest MLPs or in an investment company (including “ETFs”) that invests in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing directly in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. MLPs taxed as partnerships do not pay U.S. Federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deduction and expenses. Also, a change in current tax law, or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation instead of as a partnership for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund’s investment, and consequently the shareholder’s investment in the Fund and lower income. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Risks Related to Healthcare Strategies

An investment by a Fund in healthcare securities exposes the Fund to the overall condition of the healthcare industry and makes the Fund more susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry than a fund that does not focus on healthcare companies.

Risks Related to Real Estate

An investment in real estate, through investment in a real estate investment trust, exposes a Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

Risks Related to Floating Rate Loans

An investment in floating rate commercial loans (through an investment in another investment company) exposes a Fund to the creditworthiness of the lender from which the interests in the loans are acquired, as well as interest rate, prepayment, credit and counterparty risks that are associated with the underlying borrowers of the loans. No active trading market may exist for certain loans, and existing trading markets could suffer impairment. Depending on market conditions, it may be difficult to value the loans.

Temporary Defensive Investments

The Funds may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations (or by holding cash in the Money Market Funds). They may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund’s assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. Limitations which are designated as non-fundamental policies may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in non-fundamental policies become effective.

Affiliated Persons Risks

In managing the Diversified Income Fund, WTIA has the authority to select and substitute the Underlying Funds in which the Diversified Income Fund will invest. WTIA is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Advisor is also primarily responsible for managing the Underlying Funds. The Trustees and officers of the Diversified Income Fund may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds.

MATERIAL FUND EVENT – CAPITAL CONTRIBUTIONS

On August 15, 2016, Wilmington Prime Money Market Fund (“PMMF”) (an affiliated fund) received a capital support contribution of $9,938.55 (the “PMMF Contribution”) from Wilmington Funds Management Corporation (“WFMC”). On August 15, 2016, PMMF reorganized into the Wilmington U.S. Government Money Market Fund, an affiliated money market fund. WFMC was the adviser to PMMF. The PMMF Contribution was made to PMMF in anticipation of the reorganization into the Wilmington U.S. Government Money Market Fund. The PMMF Contribution represented the difference between PMMF’s net assets and the net asset value of shares outstanding on the reorganization date.

On August 22, 2016, Wilmington Tax-Exempt Money Market Fund (“TEMMF”) (an affiliated fund) received a capital support contribution of $71,312.83 (the “TEMMF Contribution”) from WFMC. On August 22, 2016, TEMMF reorganized into the Wilmington U.S. Government Money Market Fund, an affiliated money market fund. WFMC was the adviser to TEMMF. The TEMMF Contribution was made to TEMMF in anticipation of the reorganization into the Wilmington U.S. Government Money Market Fund. The TEMMF Contribution represented the difference between TEMMF’s net assets and the net asset value of shares outstanding on the reorganization date.

Each of PMMF and TEMMF was required to disclose additional information about its respective event on Form N–CR and to file this form with the Securities and Exchange Commission. Any Form N–CR filing submitted by PMMF or TEMMF is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov.

INVESTMENT LIMITATIONS – LARGE-CAP STRATEGY FUND, GLOBAL ALPHA EQUITIES FUND, REAL ASSET FUND, MUNICIPAL BOND FUND, NEW YORK MUNICIPAL BOND FUND, U.S. TREASURY MONEY MARKET FUND.

Fundamental Investment Limitations

The following limitations cannot be changed unless authorized by the Board of Trustees (“Board”) and by the “vote of a majority of the Fund’s outstanding voting securities,” as defined by the 1940 Act.

Issuing Senior Securities and Borrowing Money

Each Fund may borrow money, directly or indirectly, and issue senior securities, to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Underwriting

The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of their portfolio securities, under circumstances where the Funds may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate

The Funds will not invest in real estate, except that: (i) the Funds may invest in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or invest in securities that are secured by real estate or interests therein, including real estate investment trusts; (ii) investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation; and (iii) the Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Lending Cash or Securities

The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending their assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Investing in Commodities

The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Concentration of Investments

The Funds will not make investments that will result in the concentration of their investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term “concentration” has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry. With respect to any Fund investing in real estate-related securities, industry classifications shall include, but not be limited to, the following: Real Estate Development; Real Estate Operating Companies; Real Estate Services; Diversified Real Estate Activities; Diversified REITs; Industrial REITs; Office REITs; Residential REITs; Retail REITs; Healthcare REITs; Hotel and Resort REITs; and Specialized REITs. These industry classifications are not fundamental and may be changed without the vote of a majority of the outstanding shares of the Funds. Furthermore, a Fund’s investment in an investment company that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Fund in that particular industry or group of industries.

Diversification – all Funds except New York Municipal Bond Fund

With respect to securities comprising 75% of the value of its total assets, the Funds will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Funds would own more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental Investment Limitations

The following limitations may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

U.S. Treasury Money Market Fund: The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

New York Municipal Bond Fund: The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options, forward and spot currency contracts, and other financial contracts or derivative instruments.

Illiquid Securities

A Fund may not purchase or acquire any security if, as a result, more than 15% (5% in the case of the U.S. Treasury Money Market Fund) of its net assets would be invested in securities that are illiquid.

Borrowing Money

The Funds will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Funds to meet redemption requests when the liquidation of portfolio assets is deemed to be inconvenient or disadvantageous. The Funds will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Funds do not anticipate entering into reverse repurchase agreements in excess of 5% of their net assets.

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investing in Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including ETFs, as an efficient means of carrying out their investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Funds expect that their investments in other investment companies may include shares of money market funds, including funds affiliated with the Funds’ investment advisor, and ETFs.

In applying the Funds’ investment limitation on concentration of investments: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Funds will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Funds’ total assets in any one industry will constitute “concentration.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. None of the Funds has any present intent to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

INVESTMENT LIMITATIONS – ALL OTHER FUNDS

Fundamental Investment Limitations

The following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of a Fund.

All Funds will not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government (and “regulated investment companies” as defined in the Code for each Fund), its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities (and “regulated investment companies” as defined in the Code for each Fund); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) with respect to all Funds utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (d) with respect to all Funds, technology companies will be divided according to their services (for example, medical devices, biotechnology, semi-conductor, software and communications will each be considered a separate industry).

In addition, all Funds will not:

1. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. (The 1940 Act currently permits each Fund to borrow up to one-third the value of its total assets at the time of such borrowing.)

2. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

3. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except as may be necessary to make margin payments in connection with derivative securities transactions, and except to the extent disclosed in the current prospectus or statement of additional information of such Fund;

4. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities”;

5. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current prospectus or statement of additional information of such Fund.

Non-Fundamental Investment Limitations

The following investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Funds. Each Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% (5% in the case of U.S. Government Money Market Fund) of its net assets would be invested in securities that are illiquid.

2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom.

3. Mortgage or hypothecate the Fund’s assets in excess of one-third of such Fund’s total assets.

4. The International Fund and U.S. Government Money Market Fund may not engage in any short sales. Each Fund other than the International Fund may not engage in short sales of any securities at any time if, immediately after and as a result of the short sale, the market value of securities sold short by such Fund would exceed 25% of the value of that Fund’s net assets.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value (“NAV”) or other external events cause a Fund’s investments in illiquid securities to exceed the limit set forth in this SAI for its investment in illiquid securities, such Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, no Fund would be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

REGULATORY COMPLIANCE

The Money Market Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Money Market Funds will comply with the various requirements of the Rule, which regulates money market mutual funds. The Money Market Funds will determine the effective maturity of their investments according to the Rule. The Money Market Funds may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

The portfolio turnover rate for a Fund may vary greatly from year to year, and may also be affected by cash management requirements for share redemptions. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in tax consequences to shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

The table below shows any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended April 30, 2018 and 2019.

Fund*	2018	2019
Diversified Income Fund	85%	14%
Intermediate-Term Bond Fund	30%	25%
Broad Market Bond Fund	34%	36%
Short-Term Bond Fund	42%	67%
New York Municipal Bond Fund	64%	45%
Large-Cap Strategy Fund	15%	13%
International Fund	75%	70%
Global Alpha Equities Fund	58%	61%
Real Asset Fund	438%	347%
Municipal Bond Fund	79%	83%

*

The portfolio turnover rate for certain funds may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, and may result in additional tax consequences to a Fund’s shareholders.

DETERMINING MARKET VALUE OF SECURITIES

MONEY MARKET FUNDS

The Trustees have determined that it is in the best interests of the Money Market Funds and their shareholders to determine the value of portfolio instruments by using amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund’s portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

A Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule promulgated by the SEC under the 1940 Act. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results arising from differences between the two methods of determining NAV.

FIXED INCOME, ALTERNATIVES, ASSET ALLOCATION AND EQUITY FUNDS

Market values of the Equity, Alternatives, Asset Allocation and Fixed Income Funds’ portfolio securities are determined as follows:

•	for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

•

for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at 4:00 p.m. Eastern time, on the day the value of the foreign security is determined. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds’ Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

Each Fund’s (other than the Money Market Funds’) NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

HOW ARE THE FUNDS SOLD?

Under the Distributor’s Contract with the Funds, ALPS Distributors, Inc. (“Distributor”) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional, and makes this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

RULE 12B-1 PLAN (CLASS A SHARES, SERVICE CLASS SHARES AND ADMINISTRATIVE CLASS SHARES)

As a compensation-type plan, the Rule 12b-1 Plan (“Plan”) is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares, and to provide distribution related and/or recordkeeping and administrative services for Fund shareholders. The Plan is also designed to cover other costs incurred in implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries, such as brokers and dealers, relating to distribution and/or marketing services. The Distributor may also enter into Rule 12b-1 related agreements with administrators (including financial intermediaries, fiduciaries, custodians for public funds, and investment advisors) to provide distribution related and other services. The Plan is expected to benefit a Fund in a number of ways. For example, it is anticipated that the Plan will help a Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Funds, which promotes the sale of Shares by providing a range of options to investors. The Funds’ service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

A Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will a Fund pay for any expenses of a financial intermediary that exceed the maximum Plan fee of the Funds’ average daily net assets.

For some classes of Shares, the maximum Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the financial intermediary has incurred. Therefore, it may take the financial intermediary a number of years to recoup these expenses.

SHAREHOLDER SERVICES PLAN (CLASS A SHARES, CLASS I SHARES, SERVICE CLASS SHARES, ADMINISTRATIVE CLASS SHARES AND SELECT CLASS SHARES)

The Funds may pay financial intermediaries, including the Distributor, the Advisor and their affiliates, a monthly fee computed at an annual rate not to exceed 0.25 of 1% of the average aggregate net asset value of the shares of a class held during the month, for providing shareholder services and maintaining shareholder accounts.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the Rule 12b-1 and/or shareholder services fees that a Fund may pay to financial intermediaries, the Distributor and the Advisor and their affiliates may pay out of their own reasonable resources and legitimate profits amounts (including items of material value) to certain financial intermediaries. While Financial Industry Regulatory Authority (“FINRA”) regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Distributor, the Advisor and their affiliates may pay out of their own reasonable resources and legitimate profits. Contact your financial intermediary for information about any payments it receives from the Distributor, the Advisor and their affiliates for any service the financial intermediary provides.

The following examples illustrate the types of instances in which the Distributor, the Advisor and their affiliates may make additional payments to a financial intermediary.

SUPPLEMENTAL PAYMENTS

Financial intermediaries may be paid fees out of the assets of the Distributor, the Advisor and their affiliates.

Financial intermediaries may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about a Fund or other special events at recreational-type facilities, or items of material value. These payments, subject to applicable limits, if any, will be based upon the amount of Shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Processing Support Payments

The Distributor, the Advisor and their affiliates may make payments to financial intermediaries that sell Fund Shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that they may make under this category include: payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediaries’ mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor, the Advisor and their affiliates may make payments to certain financial intermediaries who sell Fund Shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

UNDERWRITING COMMISSIONS

The following chart reflects the total sales charges paid to M&T Securities, Manufacturers and Traders Trust Company, and Wilmington Trust Retirement and Investment Services (together, “M&T”), affiliates of the Advisor, in connection with the sale of Class A Shares of the Funds and the amount retained by the Distributor for the last three fiscal years ended April 30, 2019, April 30, 2018 and April 30, 2017:

	2019		2018		2017
Fund/Class	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Wilmington International Fund Class A	$646	—	$696	—	$423	—
Wilmington Global Alpha Equities Fund Class A	$33	—	$33	—	$33	—
Wilmington Real Asset Fund Class A	$919	—	$722	—	$883	—
Wilmington Diversified Income Fund Class A	$23,187	—	$28,317	—	$24,308	—
Wilmington Intermediate-Term Bond Fund Class A	—	—	$—	—	$—	—
Wilmington Broad Market Bond Fund Class A	$579	—	$374	—	$1,817	—
Wilmington Short-Term Bond Fund Class A	$136	—	$407	—	$141	—
Wilmington Municipal Bond Fund Class A	$6,207	—	$1,794	—	$3,721	—
Wilmington New York Municipal Bond Fund Class A	$459	—	$6,221	—	$2,563	—

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUB-ACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent’s sub-accounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of sub-accounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through sub-accounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTIONS

Under normal circumstances, each Fund intends to pay Share redemptions in cash. On a less regular basis, a Fund may satisfy redemption requests in cash by borrowing money through drawing on a line of credit from a bank. Each Fund further reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. The redemption in kind methods will only be used on special circumstances and may need to be used in stressed market conditions.

REDEMPTION IN KIND

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, each Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Any Share redemption payment greater than this amount will also be in cash unless the Funds’ Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds’ Board deems fair and equitable and, to the extent available, such securities will be readily marketable. The redemption in kind will either be done through a distribution of a pro rata slice of the Funds’ portfolio of securities, selected individual portfolio securities, or a representative basket of portfolio securities.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each Share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of August 1, 2019, the following shareholders owned of record, beneficially, or both, 5% or more of the outstanding shares:

Fund/Class	Account Name and Address	% Owned of Class

LARGE-CAP STRATEGY FUND CLASS I	SEI PRIVATE TRUST COMPANY	55.24
	C/O M&TBANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	17.51
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456
Fund/Class	Account Name and Address	% Owned of Class

INTERNATIONAL FUND CLASS I	SEI PRIVATE TRUST COMPANY	39.69
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

Fund/Class	Account Name and Address	% Owned of Class

	SEI PRIVATE TRUST COMPANY	33.87
	C/O M&TBANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

GLOBAL ALPHA EQUITIES FUND CLASS A	PERSHING LLC	22.54
	PO BOX 2052
	JERSEY CITY, NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	16.15
	499 WASHINGTON, BLVD
	JERSEY CITY, NJ 07310

	NATIONAL FINANCIAL SERVICES LLC	15.76
	499 WASHINGTON, BLVD
	JERSEY CITY, NJ 07310

	NATIONAL FINANCIAL SERVICES LLC	14.62
	499 WASHINGTON, BLVD
	JERSEY CITY, NJ 07310

	BNYM IS TRUST CO CUST	11.22
	SALLY HEALY IRA
	STAMFORD, CT 06902-3493

	PERSHING LLC	6.69
	P.O. BOX 2052
	JERSEY CITY NJ 07303-9998

Fund/Class	Account Name and Address	% Owned of Class

GLOBAL ALPHA EQUITIES FUND CLASS I	SEI PRIVATE TRUST COMPANY	43.95
	C/O M&TBANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	17.62
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	13.47
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DR
	OAKS, PA 19456

REAL ASSET FUND CLASS A	MG TRUST COMPANY FBO	11.76
	CROWN POINT COMMUNITY SCHOOL 403(B)
	717 17th STREET
	SUITE 1300
	DENVER, CO 80202

	PERSHING LLC	11.20
	PO BOX 2052
	JERSEY CITY, NJ 07303-9998

	PERSHING LLC	8.40
	PO BOX 2052
	JERSEY CITY, NJ 07303-2052

	PERSHING LLC	6.78
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

REAL ASSET FUND CLASS I	SEI PRIVATE TRUST COMPANY	34.50
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	30.95
	C/O M&TBANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	16.36
	C/O M&T BANK ID 337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS PA 19456

Fund/Class	Account Name and Address	% Owned of Class

DIVERSIFIED INCOME FUND CLASS I	SEI PRIVATE TRUST COMPANY	38.89
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	BNYM IS TRUST CO CUST SEP IRA FBO	24.55
	NICHOLAS A. GIORDANO
	BLUE BELL, PA 19422-2554

	PERSHIING LLC	14.96
	P.O. BOX 2052
	JERSEY CITY NJ 07303-9998

	SEI PRIVATE TRUST COMPANY	13.58
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	PERSHING LLC	7.80
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

INTERMEDIATE-TERM BOND FUND CLASS A	UBS FINANCIAL SERVICES INC. FBO	20.23
	FIRST CONGREGATIONAL CHURCH
	IN CONCORD NEW HAMPSHIRE
	CONCORD NH 03301-5039

	KRISTEN R. WARD	10.26
	HOLLIDAYSBURG PA 16648-2929

	PERSHING LLC	7.06
	PO BOX 2052
	JERSEY CITY, NJ 07303-2052

	TD AMERITRADE FBO	5.29
	PAULINE STICCA
	HARRISON NY 10528-2949

	PERSHING LLC	5.29
	PO BOX 2052
	JERSEY CITY NJ 07303-2052

INTERMEDIATE-TERM BOND FUND CLASS I	SEI PRIVATE TRUST COMPANY	47.04
	C/O M&TBANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	T ROWE PRICE RETIREMENT PLAN	28.79
	4515 PAINTERS MILL RD
	OWINGS MILLS MD 21117-4903

	SEI PRIVATE TRUST COMPANY	11.97
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST COMPANY	7.10
	C/O M&TBANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

Fund/Class	Account Name and Address	% Owned of Class

BROAD MARKET BOND FUND CLASS A	PERSHING LLC	8.31
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

BROAD MARKET BOND FUND CLASS I	SEI PRIVATE TRUST COMPANY	33.11
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST COMPANY	12.42
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST COMPANY	8.82
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

SHORT-TERM BOND FUND CLASS A	PERSHING LLC	7.81
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

	PERSHING LLC	7.70
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

	PERSHING LLC	7.14
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

	PERSHING LLC	6.23
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998

SHORT-TERM BOND FUND CLASS I	T. ROWE PRICE RETIREMENT PLAN	60.90
	4515 PAINTERS MILL ROAD
	OWINGS MILLS, MD 21117-4903

	SEI PRIVATE TRUST COMPANY	18.39
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

Fund/Class	Account Name and Address	% Owned of Class

	SEI PRIVATE TRUST COMPANY	9.92
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST COMPANY	6.41
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

MUNICIPAL BOND FUND CLASS A	PERSHING LLC	6.20
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-2052

MUNICIPAL BOND FUND CLASS I	SEI PRIVATE TRUST COMPANY	62.96
	C/O M&TBANK ID 337
	ATTN: MUTUAL FUND ADMINISTRATOR
	ONE FREEDOM VALLEY DRIVE
	OAKS, PA 19456

	SEI PRIVATE TRUST COMPANY	13.81
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

NEW YORK MUNICIPAL BOND FUND CLASS A	VANGUARD BROKERAGE SERVICES	12.72
	PO BOX 1170
	VALLEY FORGE PA 19482-1170

NEW YORK MUNICIPAL BOND FUND CLASS I	SEI PRIVATE TRUST COMPANY	16.53
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

Fund/Class	Account Name and Address	% Owned of Class

	SEI PRIVATE TRUST COMPANY	12.59
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST COMPANY	5.60
	C/O M&T BANK ID337
	ATTN: MUTUAL FUNDS ADMINISTRATOR
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989
U.S. GOVERNMENT MONEY MARKET FUND SERVICE CLASS	MANUFACTURERS & TRADERS	66.56
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

	PERSHING LLC	32.09
	AS AGENT FOR BROKERAGE CUSTOMERS
	ATTN: CASH MANAGEMENT
	1 PERSHING PLAZA
	JERSEY CITY, NJ 07399-0002

U.S. GOVERNMENT MONEY MARKET ADMININSTRATIVE CLASS	MANUFACTURERS & TRADERS	100.00
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

U.S. GOVERNMENT MONEY MARKET FUND SELECT CLASS	MANUFACTURERS & TRADERS	81.75
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

	M&T BANK	8.88
	COMMERICAL SWEEP ACCOUNTS
	ATTN: SWEEP OPERATIONS
	626 COMMERCE DR
	AMHERST NY 14228-2307

	PERSHING LLC	8.26
	FOR EXCLUSIVE BENEFIT OF
	ITS CUSTOMERS
	1 PERSHING PLZ
	JERSEY CITY, NJ 07399-0002

Fund/Class	Account Name and Address	% Owned of Class

U.S. GOVERNMENT MONEY MARKET FUND INSTITUTIONAL CLASS	MANUFACTURERS & TRADERS	98.72
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

U.S. TREASURY MONEY MARKET FUND SERVICE CLASS	ARTHUR P. HERMAN	62.55
	SAN FRANCISCO CA 94118-1204

	ROBERT H. ARNOLD	37.45
	NEW YORK, NY 10021

U.S. TREASURY MONEY MARKET FUND ADMINISTRATIVE CLASS	MANUFACTURERS & TRADERS	98.77
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

U.S. TREASURY MONEY MARKET FUND SELECT CLASS	M&T BANK	49.47
	COMMERICAL SWEEP ACCOUNTS
	ATTN: SWEEP OPERATIONS
	626 COMMERCE DR
	AMHERST NY 14228-2307

	MANUFACTURERS & TRADERS	40.04
	TICE & CO 8TH FLOOR
	ATTN TR DEPT CASH MGMT CLERK
	PO BOX 1377
	BUFFALO NY 14240-1377

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Shareholder	Fund and % Owned
SEI Private Trust Co, C/ O M&T Bank, One Freedom Valley Drive, Oaks, PA 19456

Broad Market Bond Fund, Class I – 54.35%

International Fund, Class I – 73.56%

Real Asset Fund, Class I – 81.81%

Intermediate-Term Bond Fund, Class I – 66.11%

Large-Cap Strategy Fund, Class I – 72.75%

Municipal Bond Fund, Class I – 76.77%

Global Alpha Equities Fund, Class I – 75.04%

Diversified Income Fund, Class I – 52.47%

Short-Term Bond Fund, Class I – 34.72%

New York Municipal Bond Fund, Class I – 34.72%

T Rowe Price Retirement Plan, 4515 Painters Mill Rd, Owings Mills, MD 21117	Short-Term Bond Fund, Class I – 60.90% Intermediate-Term Bond Fund, Class I – 28.79%

Shareholder	Fund and % Owned

Manufacturers & Traders Trust Co. TICE & Co., PO Box 1377, Buffalo, NY 14240

U.S. Government Money Market Fund, Administrative

Class – 100%

U.S. Government Money Market Fund, Service

Class – 66.56%

U.S. Government Money Market Fund, Select Class – 81.75%

U.S. Government Money Market Fund, Institutional

Class – 98.72%

U.S. Treasury Money Market Fund, Administrative

Class – 98.77%

U.S. Treasury Money Market Fund, Select Class – 40.04%

Arthur P. Herman, San Francisco, CA 94118-1204	U.S. Treasury Money Market Fund, Service Class – 62.55%

Pershing AS Agent For Brokerage Customers, ATTN: Cash Management 1 Pershing PLZ Jersey City, NJ 07399-0002	U.S. Government Money Market Fund, Service Class – 32.09% Short-Term Bond Fund, Class A – 28.88% Real Asset Fund, Class A – 26.38%

Robert H. Arnold, New York, NY 10021	U.S. Treasury Money Market Fund, Service Class – 37.45%

National Financial, 499 Washington, Blvd Jersey City, NJ 07310	Global Alpha Equities Fund, Class A – 46.53%

M&T Bank Commercial Sweep Accounts Attn: Sweep Operations, 626 Commerce Drive Amherst, NY 14228-2307	U.S. Treasury Money Market Fund, Select Class – 49.47%

Disclosures

Pershing

Pershing LLC is a single member Delaware Limited Liability Company and a wholly owned subsidiary of Pershing Group LLS (“parent”) which is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNYM”).

Manufacturers & Traders

Manufacturers and Traders Trust Company (“M&T Bank”).

TAX INFORMATION

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Information” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUND

The Funds have elected and intend to qualify, or, if newly organized, intend to elect and qualify, each year as a regulated investment company (sometimes referred to as a “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a Regulated Investment Company

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•

Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•

Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover

For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions — Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors — Capital Gain Dividends” and “— Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)

any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)

the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains

The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Asset Allocation Funds

If the Fund invests in underlying funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund of funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, “Taxation of Fund Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by the Fund from interest earned by an underlying fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see, “U.S. government securities” below). However, the Fund is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, “Taxation of Fund Distributions — Qualified Dividend Income for Individuals” and “— Corporate Dividends-Received Deduction” below). A qualified fund of funds, i.e. a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal Excise Tax

To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid to the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

TAXATION OF FUND DISTRIBUTIONS (ALL FUNDS)

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified Dividend Income for Individuals” and “— Corporate Dividends-Received Deduction.”

Distributions of Capital Gains

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The Money Market Funds do not expect to realize any long-term capital gains or losses.

Maintaining a $1 share price — Money Market Funds

Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.

Return of Capital Distributions

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or REITs (see, “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals

Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Corporate Dividends-Received Deduction

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation (under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”), corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017). Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT Dividends

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities

At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits

If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the AMT. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions — Securities Lending” below.

Tax Credit Bonds

If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code (under the TCJA, build America bonds, clean renewable energy bonds and certain other qualified bonds may no loner be issued after December 31, 2017). Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, “Taxation of the Fund — Asset Allocation Funds” above.

Dividends Declared in December and Paid in January

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax

A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income.

In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

TAXATION OF FUND DISTRIBUTIONS (TAX-EXEMPT FUNDS ONLY)

The Municipal Bond Fund and New York Municipal Bond Fund (“Tax-Exempt Funds”) each intend to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-Interest Dividends

Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below (under the TCJA, corporations are no longer subject to the alternative minimum tax for taxable years beginning after December 31, 2017).

Distributions of Ordinary Income and Capital Gains

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under “Taxation of Fund Distributions.”

Alternative Minimum tax — Private Activity Bonds

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.

Effect on Taxation of Social Security Benefits; Denial of Interest Deduction; “Substantial Users”

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from State Tax

To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Shareholders in a qualified fund of funds that receive exempt-interest dividends should consult their own tax advisors as to whether such dividends are exempt from personal income tax in their state of residence. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to Qualify to Pay Exempt-Interest

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the Municipal Security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Distributions Paid By the New York Municipal Bond Fund

Distributions of exempt-interest dividends paid to shareholders of the Fund will not be subject to New York State or New York City personal income taxes to the extent that such distributions are derived from interest income on obligations of the State of New York and its political subdivisions, and qualifying obligations of U.S. territories and possessions. To the extent that distributions are derived from other sources, such distributions will generally be subject to New York State and/or New York City tax. Capital gain dividends paid by the Fund are taxable at ordinary income rates for New York State and New York City personal income tax purposes irrespective of the source of such capital gains.

Distributions from (or, if applicable, the value of) the Fund generally will be taxable to shareholders that are subject to the New York State franchise tax on corporations and/or the New York City corporation tax.

SALE OR REDEMPTION OF FUND SHARES

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Cost Basis Information

Unless you are investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, or are investing in a money market fund that maintains a stable net asset value, the Fund is required to report to you and the IRS the cost basis of “covered shares” you sell or otherwise dispose of in a taxable transaction. These cost basis reporting rules are generally effective for Fund shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (“covered shares”) and the shares are disposed of after that date. Cost basis will be calculated using the default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by the Wilmington Funds, which you may elect to apply to covered shares, include:

•	First-In, First-Out — shares acquired first in the account are the first shares depleted.

•	Last-In, First-Out — shares acquired last in the account are the first shares depleted.

•	Highest In, First Out (High Cost) — shares acquired with the highest cost per share are the first shares depleted.

•	Lowest In, First Out (Low Cost) — shares acquired with the lowest cost per share are the first shares depleted.

•

Specific Lot Identification — shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (as defined below) you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). After the change, the basis of the shares that were averaged remain averaged. You may revoke the use of the average cost method and revert to another cost basis method for covered shares if you notify the Fund in writing by the date of the first sale, exchange or other disposition of the shares. After the revocation, the basis of the shares that were averaged revert to their actual cost basis.

The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, the Wilmington Funds deplete noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. The cost basis for noncovered shares will be calculated separately from any covered shares you may own. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

For additional information and updates regarding cost basis reporting and available shareholder elections, please visit Wilmington Fund’s website at http://www.wilmingtonfunds.com. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales

All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule does not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after December 22, 2010.

Deferral of Basis

If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Money Market Funds

Because shares in the Money Market Funds are offered and redeemed at a constant net asset value of $1.00 per share, a shareholder will generally recognize neither gain nor loss on a redemption of shares.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Securities In Which the Funds Invest” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General

In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments

Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund

Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions

In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions

A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments

A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any

“excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs

A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors — Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investments in Non-U.S. REITs

While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)

Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate federal income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs

For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund — Qualification as a Regulated Investment Company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in Commodities — Structured Notes, Corporate Subsidiary and Certain ETFs

Gains from the disposition of commodities, including precious metals, will neither be considered to generate qualifying income for purposes of satisfying the Income Requirement nor be considered qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund”. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provided that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require the determination of whether a financial instrument of position is a security under section 2(a)(36) of the 1940 Act (a financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company). This caused the IRS to revoke any rulings that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the IRS. In addition, a RIC may gain exposure to commodities through investment in a QPTP such as an exchange traded fund or ETF that is classified as a partnership or a trust and which invests in commodities, or through investment in a corporate, subsidiary that is treated as a controlled Foreign corporation for Federal Income tax purposes. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a RIC. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a RIC and thus be subject to tax on its taxable income at the applicable corporate income tax rate, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities Lending

While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character

A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

TAX CERTIFICATION AND BACKUP WITHHOLDING

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

NON-U.S. INVESTORS

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General

The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Exempt-Interest Dividends

In general, exempt-interest dividends reported by the Fund to shareholders as paid from net tax-exempt income are not subject to U.S. withholding tax.

Capital Gain Dividends

In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends and Short-Term Capital Gain Dividends and Interest-Related Dividends

Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits

Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax

Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules

Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”): (a) income dividends. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the Senior Officers of the Funds. Where required, the tables separately list Trustees who are “interested persons” of the Funds (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Each Board member oversees all portfolios of the Trust and serves for an indefinite term. Information about each Trustee is provided below. Unless otherwise noted, the business address of each Trustee and Senior Officer of the Funds is 1100 North Market Street, 9th Floor, Wilmington, Delaware, 19890. The Trust is comprised of 12 funds. The Total Compensation from the Trust shown is as of the most recently completed fiscal year dated April 30, 2019.

INTERESTED TRUSTEE BACKGROUND AND COMPENSATION

Name Birth Date Position With Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held	Total Compensation From Trust**,***
Dominick J. D’Eramo* Birth date: 12/64	Principal Occupation: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.	$0

Trustee Began serving: November 2018 President Began serving: June 2018	Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014)

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEE BACKGROUND AND COMPENSATION

Name Birth Date Position With Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held	Total Compensation From Trust**,***
Nicholas A. Giordano Birth date: 3/43	Principal Occupations: Consultant, financial services organizations (1997 to present).	$121,250
Chairman and Trustee Began serving: March 2012	Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

	Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn devices).

Robert H. Arnold Birth date: 3/44	Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).	$96,250

Trustee Began serving: March 2012

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/2017). Director, Treasury Strategies, Inc. (private Treasury consulting services) (6/01 to 6/16).

Other Directorships Held: None.

Gregory P. Chandler Birth date: 12/66 Trustee Began serving: July 2017	Principal Occupations: Chief Financial Officer, Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present). Previous Positions: Director, FS Investment Corporation (business development company) (2007 to 2019). Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Trustee, FS Energy Partners (business development company (2009 to present).	$107,250

Name Birth Date Position With Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held	Total Compensation From Trust**,***
Donald E. Foley Birth Date: 8/51 Trustee Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

		$93,750

Richard B. Seidel Birth date: 4/41	Principal Occupations: Chairman, Seidel & Associates (financial consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).	$103,750
Trustee Began serving: September 2003

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to present).

**	The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
***

Daniel R. Gernatt, Jr. and John S. Cramer ceased serving as Independent Trustees upon their retirement in December 2018. Their total compensation from the Trust as of the fiscal year ended April 30, 2019 was $72,750 and $63,750, respectively.

SUMMARY OF THE EXPERIENCE AND QUALIFICATIONS OF TRUSTEES

Described below for each Trustee are specific experiences, qualifications, attributes, or skills that support a conclusion that he should serve as a Trustee of the Trust as of the date of this SAI and in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his duties and fiduciary obligations. It is believed that the specific background of each Trustee evidences those abilities and is appropriate to his serving on the Trust’s Board of Trustees. Further information about each Trustee is set forth in the table above describing the business activities of each Trustee during the past five years and other directorships held.

INTERESTED TRUSTEE

Mr. D’Eramo has served as a Trustee of the Trust since November 2018, while also acting as President of the Funds since June 2018, and previously as Senior Vice President of WTIA, Group Vice President of WTIA and Administrative Vice President of WTIA. His current position within the M&T organization entails significant responsibilities and his previous positions with WTIA and WFMC included extensive business experience with the operations of a financial services company.

INDEPENDENT TRUSTEES

Mr. Arnold has served as an Independent Trustee of the Trust since March 2012. He has significant experience related to the business and financial services industries, being the managing director of R.H. Arnold & Co., Inc., a financial management consulting firm. He has also served as a trustee to other mutual fund complexes.

Mr. Chandler has served as an Independent Trustee of the Trust since July 2017. He has significant experience related to the business and financial services industries and currently serves as a Trustee to the RBB Fund Series Trust and as a Director to FS Investment Corporation. Mr. Chandler is also Chief Financial Officer of Emtec, Inc. He presently serves as Chairman of the Audit Committee of the Trust.

Mr. Foley has served as a Trustee of the Trust since December 2015. He has significant experience related to the business and financial services industries, having previously served as an Advisory Member of the Trust and Investment Committee of M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company. He currently serves on the Board of Directors of AXA Equitable and 1290 Mutual Funds. He previously served as a Director of M&T Bank Corporation and M&T Bank and was Chairman and Chief Executive officer of Wilmington Trust Corporation.

Mr. Giordano has served as an Independent Trustee of the Trust since March 2012. He has significant experience related to the business and financial services industries, having been Chief Executive Officer of the Philadelphia Stock Exchange. He is currently a consultant to financial service organizations and serves as a trustee to other mutual fund complexes. He presently serves as Chairman of the Board of the Trust.

Mr. Seidel has over 16 years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Seidel has significant experience related to the financial services industry, having been Chairman of Seidel & Associates, a financial consulting firm, since 2014 and Chairman of Girard Private Investment Group, a registered investment advisor, since 2014. He presently serves as Chairman of the Nominating and Governance Committee of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard.

Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences.

To assist them in evaluating matters under federal and state law, the Independent Trustees may benefit from information provided by counsel to the Trust. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

OFFICERS BACKGROUND AND COMPENSATION

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions	Total Compensation From Trust*
John C. McDonnell Birth Year: 1966	Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).	—

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions	Total Compensation From Trust*

Chief Operations Officer Began serving: June 2017	Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978	Principal Occupation: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.	—

Chief Compliance Officer and AML Compliance Officer Began serving: November 2017	Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006-2011).

John J. Kelley Birth year: 1959	Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors Inc.	—

Vice President Began serving: December 2016	Previous Positions: Vice President of BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 Vice President and Assistant Secretary Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972	Principal Occupations: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present). Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).	—

Chief Financial Officer and Treasurer Began serving: July 2013

Lisa R. Grosswirth Atlantic Terminal Office Tower 2 Hanson Place 12th Floor Brooklyn, NY 11217 Birth year: 1963	Principal Occupations: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).	—

Secretary Began serving: September 2007

Name Address Birth year Position With Trust	Principal Occupations for Past Five Years and Previous Positions	Total Compensation From Trust*

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958	Principal Occupations: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present). Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).	—

Chief Executive Officer Began serving: September 2007

*	Officers do not receive any compensation from the Trust.

COMMITTEES OF THE BOARD

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to the Independent Trustees, the Trust, and each Fund’s shareholders, and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, Nominating and Governance Committee, Pricing Committee, and Disclosure Controls and Procedures Committee.

The Audit Committee is composed of Nicholas A. Giordano, Gregory P. Chandler, Chairman, and Donald E. Foley, each who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (individually, an “Independent Trustee” and collectively, the “Independent Trustees”). The Audit Committee, pursuant to its Charter, oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the auditors for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services. The Chairman of the Audit Committee is responsible for pre-approving all non-audit related services, subject to ratification by the full Audit Committee. The Audit Committee reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. The Audit Committee also discusses the Trust’s processes with respect to risk assessment and risk management. During the fiscal year ended April 30, 2019, the Audit Committee met four times.

The Trust has a Nominating and Governance Committee which functions pursuant to its Charter. The Board of the Trust appoints the members of the Nominating and Governance Committee, which is composed of Richard B. Seidel, Chairman and Robert H. Arnold, each an Independent Trustee. The Nominating and Governance Committee is responsible for the selection and nomination for election to the full Board appropriate candidates for service as Trustees of the Trust. In addition, the Nominating and Governance Committee provides a forum for the Independent Trustees to address important issues of corporate governance for the Trust, including Trustee compensation and the Board self-evaluation, and to make appropriate recommendations to the full Board regarding sound governance practices. During the fiscal year ended April 30, 2019, the Nominating and Governance Committee met four times.

The Pricing Committee is composed of any one Independent Trustee and representatives from the Advisor. The Pricing Committee may make fair valuation determinations as may be required from time to time. The Pricing Committee meets as is required. During the fiscal year ended April 30, 2019, the Pricing Committee met four times.

The Disclosure Controls and Procedures (“DC&P”) Committee is composed of the Trust’s Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and Chief Compliance Officer, as well as the Chief Investment Officer and Chief Operating Officer of the Advisor, and from time to time, Fund Counsel and other persons may be invited to attend meetings by the Trust’s PEO and PFO. The DC&P Committee oversees internal controls relating to preparation and filing of financial statements and meets prior to the final approvals by the PEO and PFO of the Fund on the annual report, semi-annual report, Form N-Q filings and certain other filings. During the fiscal year ended April 30, 2019, the DC&P Committee met four times.

BOARD OWNERSHIP OF SHARES IN THE FUNDS AND IN THE TRUST

AS OF DECEMBER 31, 2018

Board Member Name	Dollar Range of Shares Owned in Funds	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Dominick J. D’Eramo		$50,001-$100,000
Wilmington International Fund	$50,001-$100,000
Independent Board Members
Robert H. Arnold		Over $100,000
Wilmington U.S. Treasury Money Market Fund	Over $100,000
Gregory P. Chandler		$10,001-$50,000
Wilmington International Fund	$10,001-$50,000
Donald E. Foley		None
Nicholas A. Giordano		Over $100,000
Wilmington Diversified Income Fund	Over $100,000
Wilmington Intermediate-Term Bond Fund	Over $100,000
Wilmington Real Asset Fund	Over $100,000
Richard B. Seidel		$50,001-$100,000
Wilmington International Fund	$50,001-$100,000

As of June 30, 2019, the Fund’s Board and Officers as a group owned less than 1% of each Fund’s outstanding shares.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees is composed of five Independent Trustees and one interested trustee. Nicholas A. Giordano, Independent Trustee, serves as the Chairman of the Board and presides at meetings of the Board. Mr. Giordano regularly communicates with representatives of the Advisor and the Trust. Mr. Giordano leads the deliberative meetings of the Independent Trustees that are held outside of the presence of management personnel. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel. Mr. Giordano may perform such other functions as may be requested by the Board from time to time. The Board believes that having a super-majority of Independent Trustees, coupled with an Independent Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.

The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment goals, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including with the Advisor, the sub-advisors, the administrator, the transfer agent, the distributor and the custodian. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Funds, and exercising general oversight of these service providers on an ongoing basis.

BOARD OVERSIGHT OF TRUST RISK

The Board has not established a formal risk committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. At each regular Board meeting, the Advisor reports to the full Board on actual and potential risks to the Funds and the Trust as a whole. In addition, as part of its regular quarterly reports to the Board about various matters, the Advisor reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Fund. In addition, the Audit Committee considers risks related to financial reporting and controls.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees and provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. The CCO also regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees, including concerning the Advisor, as applicable.

INVESTMENT ADVISOR

WILMINGTON FUND MANAGEMENT CORPORATION (“WFMC”). WFMC serves as the investment advisor to each of the Funds. WMFC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation, which is a wholly owned subsidiary of M&T Bank Corporation.

Several affiliates of WFMC are also engaged in the investment advisory business. Wilmington Trust Investment Management, LLC, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment advisor.

Pursuant to an investment advisory agreement between the Trust and WFMC, WFMC manages the assets of the Funds (“Investment Advisory Contract”). The Investment Advisory Contract has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Contract may be terminated by the Trust or the investment advisor on 60 days written notice without penalty. The Investment Advisory Contract will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Contract, WFMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:

	Annual Fee (as a % of average daily net assets (“Assets”))
Fund	WFMC	WTIA*
Large-Cap Strategy Fund	0.50%	None
International Fund	0.45%	80%
Global Alpha Equities Fund	0.95%	80%
Real Asset Fund	0.45% on all Assets except Assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.	80%
Diversified Income Fund	0.40%	50%
Intermediate-Term Bond Fund	0.45%	None
Broad Market Bond Fund	0.45%	None
Short-Term Bond Fund	0.40%	None
Municipal Bond Fund	0.45%	None
New York Municipal Bond Fund	0.45%	None
U.S. Government Money Market Fund	0.25%	None
U.S. Treasury Money Market Fund	0.25%	None

*	Percentage shown represents the portion of WFMC’s fees allocated to WTIA.

WFMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent that the expenses of a Fund (excluding fund of fund expenses, taxes, extraordinary expenses, brokerage commissions, interest, and class-specific expenses, such as Rule 12b-1 fees and shareholder servicing fees), expressed as an annualized percentage of average daily net assets, do not exceed the expense limitations set forth below.

	EXPENSE LIMITATION

Fund	Class A	Class I	TERMINATION DATE
Large-Cap Strategy Fund	N/A	0.25%	August 31, 2020
International Fund	0.98%	0.85%	August 31, 2020
Global Alpha Equities Fund	1.49%	1.24%	August 31, 2020
Real Asset Fund	0.96%	0.71%	August 31, 2020
Diversified Income Fund	0.60%	0.35%	August 31, 2020
Intermediate-Term Bond Fund	0.84%	0.49%	August 31, 2020
Broad Market Bond Fund	0.84%	0.49%	August 31, 2020
Short-Term Bond Fund	0.73%	0.48%	August 31, 2020
Municipal Bond Fund	0.74%	0.49%	August 31, 2020
New York Municipal Bond Fund	0.82%	0.57%	August 31, 2020

	EXPENSE LIMITATION

	Institutional Class	Select Class	Administrative Class	Service Class	TERMINATION DATE
U.S. Government Money Market Fund	0.27%	0.37%	0.62%	0.77%	August 31, 2020
U.S. Treasury Money Market Fund	N/A	0.35%	0.60%	0.75%	August 31, 2020

ADVISORY SERVICES. Under the terms of the Investment Advisory Contract, WFMC has agreed to: (a) direct the investments of the Funds, subject to and in accordance with each Fund’s investment goal, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund’s goals and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment advisor performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, WFMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with the Funds. The Trust and/or WFMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which WFMC delegates any or all of its duties as listed.

The Investment Advisory Contract provides that WFMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees employed by WFMC and the salaries of all personnel of WFMC performing services for each Fund relating to research, statistical and investment activities are paid by WFMC. Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

SUB-ADVISORY SERVICES

ALL FUNDS. WTIA, 1100 North Market Street, 9th Floor Wilmington, DE 19890, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, WFMC and WTIA. For providing sub-advisory services, WTIA may receive a portion of WFMC’s advisory fee received from each Fund. The allocation of the fees between WFMC and WTIA is based on the allocation of responsibilities between WFMC and WTIA with respect to each Fund. WFMC may reallocate investment advisory responsibilities and fees between itself and WTIA without obtaining shareholder approval. Any such reallocation will not result in a reduction in the nature and level of services provided to each Fund or in an increase in the aggregate fees paid by each Fund for such services.

In addition, subject to oversight by the Board, WFMC is responsible for overseeing the sub-advisors and recommending their hiring, termination and replacement. Pursuant to an exemptive order from the SEC, WFMC (subject to the approval of the Board) may, with respect to any of the Funds, select and replace sub-advisors, which are unaffiliated with WFMC, and amend Sub Advisory agreements without obtaining shareholder approval, provided that certain conditions are met.

For their services, each sub-advisor (other than WTIA) is entitled to receive a fee based upon a percentage of their respective Fund’s average daily net assets, which will be paid by the Fund and not by the Advisor. The rate of the overall fee payable to the multiple sub-advisors of a sub-advised Fund may vary depending on the amount of assets that are allocated to the different sub-advisors of the sub-advised Fund due to the differences in their fees. The rate of the overall fee payable to the multiple sub advisors of a sub advised Fund may also vary, from time to time, due to increases or decreases in the market value of the portions of the Fund’s portfolio managed by particular sub-advisors. These variations may occur even though there has been no change in the contractual arrangements between the Fund and any sub-advisor. With respect to the International Fund, Real Asset Fund, and the Global Alpha Equities Fund, should changes to a Sub-Advisory agreement result in an increase in the overall management and advisory fee payable by the Fund to over 0.95%, 1.10%, and 1.95%, respectively, shareholders of the Fund will be required to approve such change.

INTERNATIONAL FUND

Each of Allianz Global Investors U.S. LLC (“Allianz”), AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), and Schroder Investment Management North America, Inc. (“Schroder”) and WTIA act as sub-advisors to the International Fund. WTIA serves as the principal sub-advisor and will allocate assets of the International Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time and WTIA may not allocate assets to every sub-advisor.

Allianz is located at 1633 Broadway, New York, NY 10019.

AXA is located at 100 West Putnam Avenue, Greenwich, CT 06830.

Berenberg is located at 1251 Avenue of the Americas, 53rd Floor, New York, NY 10020

Nikko is located at 605 3rd Avenue, 38th Floor, New York, NY 10158

Schroder is located at 7 Bryant Park, New York, NY 10018.

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Allianz	0.38% on assets allocated to the Europe Equity Growth Select Strategy 0.25% on assets allocated to the High Dividend Europe Strategy
AXA	0.43% on the first $150 million in assets; and 0.41% on assets over $150 million
Berenberg	0.27%
Nikko	0.32%
Schroder	0.50%

Of the 0.81% management fee disclosed in the Fund’s fee table in the summary prospectus, 0.36% can be allocated to sub-advisors (other than WTIA) that assist in managing the Fund’s assets.

GLOBAL ALPHA EQUITIES FUND

WTIA acts as sub-advisor to the Fund.

Wellington Management Company LLP (“Wellington”) acts as a subadvisor to the Fund. Wellington’s address is 280 Congress St., Boston, MA 02210.

The Fund is directly responsible for paying Wellington the following sub-advisory fee as a percentage of average daily net assets allocated to and managed by Wellington: 0.55%.

REAL ASSET FUND

The sub-advisors to the Real Asset Fund are WTIA, Pacific Investment Management Company LLC (“PIMCO”) and Parametric Portfolio Associates LLC (“Parametric”) each of which are registered investment advisors. In addition, WTIA, as the principal sub-advisor, directly manages the portions of the Real Asset Fund allocated to the inflation-protected and fixed-income securities strategy (e.g., “TIPS”) and to the enhanced cash strategy. WTIA allocates assets of the Real Asset Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time.

PIMCO, located at 840 Newport Center Drive, Newport Beach, CA 92660, is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz Global Investors of America LLC, a Delaware limited liability company. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by AZ-Argos 6 Vermoegensverwaltungsgesellschaft mbH and 74.47% by Allianz Societas Europaea (“Allianz SE”). AZ-Argos 6 Vermoegensverwaltungsgesellschaft mbH is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

Parametric is located at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104

The Real Asset Fund is directly responsible for paying each of its sub-advisors the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-advisor:

SUB-ADVISOR	SUB- ADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
PIMCO	0.25% on all Fund account assets
Parametric	0.25% on the first $20 million in assets; 0.20% on the next $20 million in assets; and 0.15% on assets in excess of $40 million

Of the 0.56% management fee disclosed in the Fund’s fee table in the summary prospectus, 0.11% can be allocated to sub-advisors (other than WTIA) that assist in managing the Fund’s assets.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-advisor has discretionary investment authority with respect to the portion of the Fund’s assets allocated to it by WFMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund’s investment goal, policies and restrictions and the instructions of the Board of Trustees and WFMC.

Each Sub-Advisory Agreement provides that the sub-advisor will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Sub-Advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by WFMC or the sub-advisor. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period. WTIA may receive a sub-advisory fee from WFMC as agreed to from time to time with WFMC. Such fee paid to WTIA will not exceed the contractual amount of WFMC’s advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, some sub-advisors (each, a “Participating Sub-Advisor”) have entered into an agreement with WFMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Advisor’s sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Advisor’s fee calculation is based on the average daily net asset value of a Fund Account together with the account values of certain similarly managed assets in client accounts of WFMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Advisor on behalf of the similarly managed assets in client accounts of WFMC and its affiliates will accrue to the benefit of WFMC and its affiliates. This additional benefit to WFMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Advisor for services to the similarly managed assets.

PORTFOLIO MANAGERS

The management of the Funds and their sub-advisors is the responsibility of a group of WFMC and WTIA investment professionals as more fully described in the Prospectus for the Funds. Personnel of WTIA, pursuant to an employee leasing agreement, may serve as WFMC employees for WFMC services to a Fund. The information provided below supplements the information provided in the Prospectuses under the heading “Who Manages the Funds” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

(i) “OTHER ACCOUNTS MANAGED.” Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds;

(ii) “MATERIAL CONFLICTS OF INTEREST.” Material conflicts of interest identified by WFMC and WTIA and each sub-advisor that may arise in connection with a portfolio manager’s management of a Fund’s investments and investments of other accounts managed for the Funds. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii) “COMPENSATION.” A description of the structure of, and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the advisor or any other source with respect to managing the Funds and any other accounts for the fiscal year ended April 30, 2013; and

(iv) “OWNERSHIP OF SECURITIES.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Funds as of April 30, 2013.

WILMINGTON INTERNATIONAL FUND WILMINGTON REAL ASSET FUND WILMINGTON GLOBAL ALPHA EQUITIES FUND

WFMC, INVESTMENT ADVISOR

WTIA, PRINCIPAL SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Matthew D. Glaser
Registered Investment Companies:		$0
Other Pooled Investment Vehicles:	3	$277.6
Other Accounts	190	$130.1

Dollar range of shares owned in International Fund: None.

Dollar range of shares owned in Real Asset Fund: None.

Dollar range of shares owned in Global Alpha Equities Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Clement K. Miller
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	0	$0

Dollar range of shares owned in International Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Jordan Strauss
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	2	$101.6
Other Accounts:	0	$0

Dollar value range of shares owned in Global Alpha Equities Fund: None

Dollar value of shares owned in the Real Asset Fund: None

WILMINGTON DIVERSIFIED INCOME FUND

WFMC, INVESTMENT ADVISOR

WTIA, SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Allen E. Choinski, CFA
Registered Investment Companies:	0	0
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	0	$0

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Matthew D. Glaser
Registered Investment Companies:	0	0
Other Pooled Investment Vehicles:	3	$277.6
Other Accounts:	190	$130.1

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Andrew H. Hopkins, CFA, CPA
Registered Investment Companies:	0	0
Other Pooled Investment Vehicles:	4	$212.0
Other Accounts:	2,943	$2,538.2

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Mark D. Horst, CFA
Registered Investment Companies:	0	0
Other Pooled Investment Vehicles:	3	$36.0
Other Accounts:	1,825	$1,203.3

Dollar range of shares owned in Diversified Income Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Dominick J. D’Eramo, CFA
Registered Investment Companies:	0	0
Other Pooled Investment Vehicles:	2	$27.3
Other Accounts	361	$4,626.6

Dollar range of shares owned in Diversified Income Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
James M. Hannan
Registered Investment Companies:	0	0
Other Pooled Investment Vehicles:	0	0
Other Accounts	64	$3,026.7

WILMINGTON LARGE-CAP STRATEGY FUND

WFMC, INVESTMENT ADVISOR

WTIA, SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Matthew D. Glaser
Registered Investment Companies	0		$0
Other Pooled Investment Vehicles	3		$277.6
Other Accounts	190		$130.1
Andrew H. Hopkins, CFA, CPA
Registered Investment Companies	0		$0
Other Pooled Investment Vehicles	4		$212.0
Other Accounts	2,943		$2,538.2
Karen Purzitsky, CFA
Registered Investment Companies	0		$0
Other Pooled Investment Vehicles	0	$
Other Accounts	190		$130.1

Dollar value range of shares owned in the Large-Cap Strategy Fund: None.

WILMINGTON INTERMEDIATE-SHORT TERM BOND FUND/WILMINGTON BROAD MARKET BOND FUND/WILMINGTON SHORT-TERM BOND FUND

WFMC, INVESTMENT ADVISOR

WTIA, SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Dominick D’Eramo
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	2	$27.3
Other Accounts:	361	$4,626.6

Dollar value range of shares owned in the Intermediate-Term Bond Fund: None.

Dollar value range of shares owned in the Broad Market Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
James M. Hannan
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	$0
Other Accounts	64	$3,026.7

Dollar value range of shares owned in the Intermediate-Term Bond Fund: None.

Dollar value range of shares owned in the Broad Market Bond Fund: None.

Dollar value range of shares owned in the Short-Term Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Wilmer C. Stith III
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	$0
Other Accounts	89	$1,881.4

Dollar value range of shares owned in the Intermediate-Term Bond Fund: None.

Dollar value range of shares owned in the Broad Market Bond Fund: None.

Dollar value range of shares owned in the Short-Term Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Randy H. Vogel
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	2	$27.3
Other Accounts:	42	$2,214.1

Dollar value range of shares owned in the Intermediate-Term Bond Fund: None.

Dollar value range of shares owned in the Broad Market Bond Fund: None.

WILMINGTON MUNICIPAL BOND FUND/WILMINGTON NEW YORK MUNICIPAL BOND FUND

WFMC, INVESTMENT ADVISOR

WTIA, SUB-ADVISOR

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Dan Scholl
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$116.8
Other Accounts:	976	$4459.3

Dollar value range of shares owned in the Municipal Bond Fund: None.

Dollar value range of shares owned in the New York Municipal Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Jason Hannon
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$116.8
Other Accounts:	976	$4459.3

Dollar value range of shares owned in the Municipal Bond Fund: None.

Dollar value range of shares owned in the New York Municipal Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
Rebecca J. Rogers
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$116.8
Other Accounts:	976	$4459.3

Dollar value range of shares owned in the Municipal Bond Fund: None.

Dollar value range of shares owned in the New York Municipal Bond Fund: None.

Portfolio Manager/Type of Accounts	Total Number of account Managed	of Accounts Total Assets (millions)
John J. Malloy, Jr.
Registered Investment Companies:	0	$0
Other Pooled Investment Vehicles:	1	$116.8
Other Accounts:	976	$4459.3

Dollar value range of shares owned in the Municipal Bond Fund: None.

Dollar value range of shares owned in the New York Municipal Bond Fund: None.

Compensation Structure

Compensation is comprised of a base salary and an annual incentive bonus. The base salary is based on the job description of the position and the overall qualifications of the individual. Each portfolio manager’s performance is formally evaluated annually and based on a variety of factors. The bonus is determined by three components: the overall performance of M&T Bank, the overall performance of WTIA relative to the budget and each portfolio manager’s investment performance relative to the benchmarks for the fund that he helps manage.

The performance portion of each portfolio manager’s incentive bonus is based on the time weighted rates of return for the funds he helps manage compared to the relevant indices with the heaviest emphasis on the current year results. Prior period results are a factor to the extent that they build an argument for additional compensation based on a superior long-term track record.

Conflicts of Interest (WFMC/WTIA Portfolio Managers)

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. WFMC/WTIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, WFMC/WTIA have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, WFMC/WTIA determine which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, WFMC/WTIA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, WFMC/WTIA may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where WFMC/WTIA have an incentive, such as a performance-based management fee, which WFMC/WTIA may charge in the future to some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

WFMC/WTIA have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ALLIANZ GLOBAL INVESTORS U.S. LLC (“AllianzGI”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Thorsten Winkelmann

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	1	$ 29	0	$ 0
Other Pooled Investment Vehicles	7	$13,620	2	$1,648
Other Accounts	28	$ 7,654	2	$ 231

Dollar value range of shares owned in the International Fund: None.

Robert Hoffman

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	1	$ 29	0	$ 0
Other Pooled Investment Vehicles	7	$13,620	2	$1,648
Other Accounts	28	$ 7,654	2	$ 231

Dollar value range of shares owned in the International Fund: None.

Karsten Niemann

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	3	$1,452	0	$ 0
Other Accounts	34	$7,549	2	$46

Dollar value range of shares owned in the International Fund: None.

Kai Hirschen

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	2	$ 70	0	$ 0
Other Accounts	14	$3,199	0	$ 0

Dollar value range of shares owned in the International Fund: None.

Compensation Structure (AllianzGI)

AllianzGI acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role; and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50% / 50% between the aforementioned LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in AllianzGI’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals will typically be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively).

For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.

Conflicts of Interest (AllianzGI)

AllianzGI must take reasonable care to identify and manage conflicts of interest if and when they arise. This includes conflicts (i) within AllianzGI, (ii) between AllianzGI and other Allianz entities, (iii) between AllianzGI’ interests and those of its clients, and (iv) between the interests of different clients.

Policy Standards

AllianzGI has policies and procedures reasonably designed to:

i.	Identify and keep a record of the material conflicts that arise in its business, and to comply with applicable laws/regulations and contractual requirements in this regard;
ii.

Maintain and operate effective internal arrangements intended to mitigate the risk that any such conflicts will cause material damage to the interests or reputation of Allianz, Allianz Asset Management of America, AllianzGI or its clients; and

iii.

Comply with any regulatory or contractual requirements on disclosure of conflicts of interest to clients, and in particular the disclosure requirements arising from Section 206 of the Advisers Act (including court or regulatory interpretations thereunder).

Areas where potential conflicts of interest may arise include, but are not limited to:

Side-by-Side Management

AllianzGI may from time to time manage Funds and other accounts with fixed management fees (“fixed fee accounts”) alongside accounts managed under the same or substantially similar investment strategy paying performance based fees (“performance fee accounts”). AllianzGI has developed policies and procedures to address the potential for conflicts between fixed fee accounts and performance fee accounts as well as other potential conflicts related to managing discretionary and non-discretionary accounts. AllianzGI monitors for preferential treatment of accounts whenever accounts subject to side-by-side conflicts are managed under the same or similar investment strategy.

Wrap Fee Accounts and Model Delivery

Potential conflicts arise when AllianzGI manages wrap fee program portfolios traded by the program Sponsor side-by-side with other accounts traded on AllianzGI’ trading desk. AllianzGI typically initiates implementation of orders for accounts in the Wrap Fee Programs at the same time it initiates execution of orders for its other clients. Potential conflicts also arise in connection with the management of a particular investment strategy across multiple wrap fee programs offered by different program Sponsors. AllianzGI has implemented a trade rotation process to mitigate these conflicts of interest whereby the order of recommendation notification to the different Sponsors is rotated based on a random computer-generated sequence.

Investment Persons

AllianzGI has adopted policies and procedures to address actual or potential conflicts arising from personal relationships involving portfolio managers, investment analysts and traders (collectively “Investment Persons”) that may impact the Investment Person’s professional judgment. AllianzGI’ Policies are: (i) to identify actions, transactions, circumstances or relationships that are or could potentially be deemed or appear to create a conflict between the interests of AllianzGI or its Investment Persons and those of its clients; (ii) to assess the nature of a conflict; (iii) to implement policies and procedures to manage conflicts in a manner that is fair and equitable; and (iv) to make full disclosure of those conflicts.

Small Cap and Thinly Traded Securities

AllianzGI manages ultra micro-cap, micro-cap and small cap strategies (collectively “small cap”) on behalf of its clients. Portfolio managers may determine that certain securities within the small cap universe are too small or too thinly traded to be appropriate for client portfolios. AllianzGI defines “small cap” to be an issuer with a total market capitalization of less than $2 billion, and a security is deemed to be “thinly traded” if it is traded infrequently or has a trading volume of less than 50,000 shares a day. Such securities may however be attractive to a portfolio manager or investment analyst for inclusion into their personal portfolios. AllianzGI has adopted policies and procedures to address the potential for conflict between the interests of clients and the interests of portfolio managers and analysts who manage the small cap strategies.

AXA INVESTMENT MANAGERS, INC. (“AXA IM”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Isabelle de Gavoty

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Dollar value range of shares owned in the International Fund: None.

Caroline Moleux

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Dollar value range of shares owned in the International Fund: None.

Compensation Philosophy (AXA IM)

AXA IM operates a “Total Reward” philosophy based on financial rewards such as fixed pay, variable pay, benefits and non-financial awards such as recognition and career and development opportunities. This approach helps AXA IM to:

•	Attract and retain the best skills and talents by offering competitive packages and differentiating high performers;
•	Foster employee engagement by rewarding fairly and consistently across all businesses sectors, teams and individuals;
•	Strengthen leadership by rewarding performance as a combination of both results and behaviors.

Performance Measurement: Portfolio Managers

The portfolio manager’s total variable pay is granted on a discretionary basis based on performance. Performance is assessed on both quantitative and qualitative objectives. The criteria taken into consideration include:

•	Three-year moving average performance of the portfolio compared to the benchmark and its peer universe
•	The portfolio manager’s role in the investment process (the weight their proposals carry)
•	Sales involvement (availability for and attendance of client meetings, reporting, supporting the sales teams)

In addition, the portfolio manager’s performance assessment takes into consideration risk and compliance factors and leadership.

Performance Measurement: Analysts and Traders

Performance is assessed based on a combination of specific quantitative and qualitative performance factors, as well as generic factors including contributions to risk and compliance, budget achievements and leadership and culture.

Managers assess each employee’s overall performance as a combination of their individual results, (the ‘what’) and leadership (the ‘how’).

Analysts are assessed on their ability to translate information into practical recommendations for managers based on factors such as quality of industry and issuer coverage and the ability to react to and integrate market information into recommendations.

The performance of traders is judged on their ability to deliver trading solutions which enhance the performance of our clients’ investments through effective trade execution and access to liquidity in the market; synthesis and dissemination of information to investment teams, and delivery of qualitative and quantitative analysis.

Compensation Structure

AXA IM applies a “pay-for-performance” approach to remuneration, incorporating adjustments for risk considerations, to recognize employees who contribute the greatest value to the firm and the managed funds, considering performance, behaviors, experience and critical skills. The intent of this approach is to attract and retain the best skills and talents, to foster employee engagement and to strengthen AXA IM’s leadership that will provide the best results to AXA IM’s clients over the long term, which in turn will ultimately strengthen AXA IM through higher client and asset retention.

Remuneration is structured to reward:

1.	Organizational responsibility, professional experience and skills required of the role, as well as the individual’s capability to perform the duties of the role through fixed remuneration.

2.	Short-term: value creation for clients and AXA IM through cash variable pay based on annual performance.

3.	Medium-term: value creation for the clients and AXA IM through the Deferred Incentive Plan (DIP) which is structured over a three-year period.

4.

Long-term: value creation for clients and AXA IM through AXA IM performance shares which are structured over a ten-year period and through the AXA Long Term Incentive (LTI) Program (made up of AXA stock-options, AXA performance shares).

Cash variable pay and DIP, where appropriate, and subject to local laws and regulation, may be awarded in units indexed to a basket (s) of AXA IM funds.

Deferral Policy

AXA IM operates an automatic deferral policy applicable to all employees whereby a minimum level of deferred remuneration will be awarded as a proportion of the employee’s total variable pay, depending on the amount of the total variable pay or total remuneration and whether the employee is subject to remuneration-related regulations (e.g. under AIFMD, CRD IV). A portfolio manager/analyst would typically have either: 20%, 40% or 60% of their total variable remuneration deferred depending on these factors. The remaining amount will be paid in cash as an immediate award.

Vesting of AXA IM deferred awards is subject to investment performance conditions, as well as malus considerations.

Conflicts of Interest

AXA IM is committed to identifying and understanding where conflicts of interest might occur within its business. In line with MiFID, UCITS and AIFMD requirements, we take all necessary steps to manage these conflicts.

AXA IM neither owns nor holds any shares in brokerage or investment banking organizations and thus avoids many of the conflicts of interest that may arise with asset managers who are part of organizations that include investment banking activities.

Thus, we avoid the need for any formal informational barriers they require. However, we recognize that conflicts of interest may arise in our business. Where these conflicts arise we put in place rigorous checks and balances with the appropriate oversight to manage these conflicts. Typically these may involve segregation of duties and responsibilities, or other appropriate controls to avoid individuals facing such conflicts.

In all areas of its business, AXA IM has procedures to ensure that all clients are treated fairly, and that any potential conflicts of interest are appropriately identified, managed and disclosed.

These notably include procedures such as a centralized dealing desk and aggregation rules to ensure that clients receive the same price for concurrent securities trades, rules for pro-rata allocation where orders are partially filled, and rules for broker selection, best execution, fair allocation or rotation of participation in real estate transactions. These also encompass policies and controls around other areas that may raise potential issues of conflicts of interest, such as personal securities dealing, gifts and entertainment, outside business activities and directorships, etc.

Credit Analysts

The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:

•	Quality of industry and issuer coverage
•	Ability to react swiftly to market information
•	Speed with which information is integrated into recommendations

Traders

The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:

•	Trade execution and access to liquidity in the market
•	Synthesis and dissemination of important information flow to the investment team, and
•	Ability to deliver qualitative and quantitative analysis

Conflicts of Interest (AXA)

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by AXA have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. In addition, although the Sub-Adviser does not invest in securities for its own account, it does, however, manage certain client accounts and funds which include investments by affiliated subsidiaries of the AXA Group. Clients should be aware that AXA Group investments in these accounts and funds (including the Fund) may be deemed to create a conflict of interest for the Sub-Adviser, as there could be an incentive for the Sub-Adviser to allocate investment opportunities to these accounts and funds at the expense of other advisory clients.

BERENBERG ASSET MANAGEMENT LLC, through its affiliate Joh. Berenberg, Gossler & Co. KG (“Berenberg”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Boris Jurczyk

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	6	$553	0	$0
Other Accounts	0	$ 0	0	$0

Dollar value range of shares owned in the International Fund: None.

Compensation Structure (Berenberg)

The portfolio managers’ compensation consists of a competitive salary and an annual discretionary bonus. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

In certain instances, Berenberg may charge a performance-based fee. Performance-based fees are calculated based on a share of revenue generated by the client’s portfolio. Performance-based fees will only be charged to those clients who, at the time of entering into an agreement with Berenberg, are deemed “qualified clients” under the Advisers Act.

Conflicts of Interest (Berenberg)

Berenberg has adopted a written Code of Ethics in accordance with Rule 204A-1 under the Advisers Act to seek to ensure that Berenberg fulfills its role as a fiduciary to its clients. The Code of Ethics is designed to address and avoid potential conflicts of interest and is applicable to all employees, including those located at Joh. Berenberg, Gossler & Co. KG (“Joh. Berenberg”). The Code of Ethics includes provisions relating to the confidentiality of client information, a prohibition on insider trading, restrictions on the acceptance of gifts and the reporting of certain gifts and business entertainment items, and personal securities trading procedures, among other things. All portfolio managers and supervised employees of Berenberg (“Supervised Persons”) must acknowledge the terms of the Code of Ethics upon commencement of employment with Berenberg and annually thereafter.

Under the Code of Ethics, Berenberg’s Supervised Persons are expected to, among other things:

•	At all times place the interests of Berenberg’s clients first

•	Never take inappropriate advantage of their position at Berenberg

•	Hold confidential any information relating to the identity of security holdings and financial circumstances of any client

•	Fully disclose all material facts concerning any conflict that arise with clients and avoid the appearance of a conflict of interest

•	Maintain independence in the investment decision-making process

•

Conduct all personal securities transactions in a manner consistent with the Code of Ethics to avoid any actual or potential conflict of interest or any abuse of an employee’s position of trust and responsibility

•	Abide by all applicable federal securities laws

Generally, Supervised Persons of Berenberg must notify the Berenberg compliance department of, and receive prior written approval for, opening accounts or holding personal securities at financial institutions other than Berenberg. Supervised Persons are either required to set up Berenberg to receive duplicate copies of statements for the accounts held at other financial institutions or to report them directly to Berenberg on no less than a quarterly basis.

Berenberg and its employees and their family members may invest in securities and other financial instruments for their own accounts; including investing in securities that Berenberg may invest in on behalf of clients as well as shares of the International Fund. The Code of Ethics requires written approval for certain securities transactions and certain types of outside business activities, including those transactions and activities Berenberg believes may give rise to a conflict interest. Berenberg’s compliance department reviews Berenberg personnel’s personal securities transactions and outside business activities to monitor compliance with the Code of Ethics.

It is possible that two client accounts with the same strategy may have different fee structures. In a situation where one client pays a performance-based fee and one does not, the two clients could pay different amounts for the same service. The difference would result solely from the performance-based fee structure. Performance-based fee structures can provide for increased compensation for an adviser, which can create an inherent conflict of interest. One conflict of interest could arise from the incentive for an adviser to make riskier or more speculative investments in an effort to improve performance and generate a higher fee. An additional conflict of interest could arise from the incentive for an adviser to favor the performance-based fee accounts over other accounts in the allocation of investment opportunities.

The same investment decision may be made for more than one client of Berenberg or a client of a Berenberg affiliate. Berenberg has designed and implemented procedures to ensure that all clients are treated fairly and equally when allocating investment opportunities, regardless of the client’s fee structure. Berenberg is committed to allocating investment opportunities among clients in a manner that, over time, is on a fair and equitable basis and has established policies and procedures to guide the determination of such allocations. To the extent an investment opportunity is appropriate for multiple clients but the opportunity is limited, Berenberg’s allocation procedures generally seek to first allocate the opportunity pro rata by the size of the client order or account. However, many other factors may influence order allocation decisions on any given trade. Further, Berenberg’s rule-based investment approach, in which investment decisions are initiated by a model trigger, inherently serves to lower the opportunity for the adviser to allocate according to fee structure.

Effective January 3, 2018 under MiFID II, investment managers in the EU are no longer able to use soft dollars to pay for research from brokers. Berenberg uses the investment experience and expertise of its ultimate principal owner, Joh. Berenberg, a German regulated bank, in providing its investment advice. Investment managers in the EU, including Joh. Berenberg, are required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. Joh. Berenberg had decided to pay for any research out of its own resources and not through soft dollars or commission sharing arrangements.

NIKKO ASSET MANAGEMENT AMERICAS, INC. (“NIKKO”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Yoshihide Itagaki*

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	9	$ 817.67	0	$0
Other Accounts	1	$ 22.63	0	$0

Dollar value range of shares owned in the International Fund: None.

* Employee of Nikko’s parent company, Nikko AM.

Toshinori Kobayashi*

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	8	$611.45	0	$ 0
Other Accounts	2	$264.26	2	$264.26

Dollar value range of shares owned in the International Fund: None.

* Employee of Nikko’s parent company, Nikko AM.

Compensation Structure (Nikko)

Portfolio Managers receive a base salary and bonus as total annual compensation. Nikko believes this evaluation and compensation approach aligns the interests and motivations of the portfolio management teams. The portfolio managers are evaluated both quantitatively and qualitatively on a semi-annual basis.

•

Quantitative evaluation: Assesses excess returns versus the relevant benchmark, as well as peer group performance, over an appropriate period. The entire team’s performance is also taken into consideration.

•

Qualitative evaluation: Considers the team member’s overall contribution to the Japanese Equity Division, as well as information provided at portfolio manager meetings, over the past year. The Head of Equity Fund Management Department and Japan CIO conduct this evaluation.

Analysts at Nikko are evaluated semi-annually, both quantitatively on the performance of their investment recommendations and qualitatively on their contribution to portfolio performance.

•

Quantitative evaluation: Endeavors to measure the actual performance of stocks rated by the analyst, to capture the degree of out/underperformance versus the benchmark had these stocks been chosen for investment.

•

Qualitative evaluation: Assesses the frequency of recommendations and opinions regarding portfolio holdings, logic and adequacy of analysis, responsiveness to daily requests on earnings and management contacts, as well as how proactive the analyst has been in providing the investment team with updated information about stocks held in the portfolio. This captures the analyst’s effectiveness at recommending stocks with conviction, thereby contributing to the portfolio’s final holdings. Portfolio managers complete a survey for each analyst regarding these factors, with the answers scored and weighted to provide an overall result.

•	Senior management evaluation: In addition to Portfolio Managers, Analysts are also evaluated by the Head of Research, Head of Equity Fund Management, and the Japan CIO.

Conflicts of Interest (Nikko)

From time to time various potential and actual conflicts of interest may arise from the overall advisory, investment and other activities of Nikko, its officers and affiliates. The following briefly summarizes some of these conflicts, but is not intended to be an exhaustive list of such conflicts. Like many investment managers, Nikko may manage multiple accounts with the same or similar investment objective and may have financial incentives to favor certain accounts over others. However, Nikko and its affiliates owe a fiduciary duty to each client as not to unfairly discriminate between clients. Nikko and its affiliates may invest on behalf of themselves and clients in securities that would be appropriate for the Fund or held by or considered for investment for other Nikko’s clients.

Nikko, consistent with its fiduciary duty to each client, will endeavor to resolve conflicts in a manner which it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time. Nikko currently manages multiple portfolios and will devote as much time to each client as it deems appropriate to perform its duties. The personnel of Nikko may have conflicts with similar strategies or investments objectives and may hold the same investments across many client accounts or hold the same positions held by the Fund. Investment opportunities are allocated in a manner which Nikko deems fair and equitable over time, generally considering a number of factors, primarily, client guidelines, legal, regulatory and tax concerns. There is no assurance that all portfolios under the management of Nikko as investment manager will hold the same investments or will experience similar performance.

Nikko has adopted policies and procedures reasonably designed to address the foregoing conflicts, including proper handling of material non-public information (“Information”).

Generally, Nikko and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it. By reason of the various activities of Nikko’s affiliates, Nikko may be restricted from effecting transactions in certain investments that might otherwise have been initiated or may not access Information that other market participants or counterparties have received.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (“SCHRODERS”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Toby Hudson

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	3	$7,750	0	$ 0
Other Accounts	12	$4,098	3	$1,002

Dollar value range of shares owned in the International Fund: None.

Compensation Structure (Schroders)

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers may be composed of an agreed contractual floor, a revenue component, and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. An employee’s bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

Conflicts of Interest (Schroders)

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another Fund or account at the direction of such Fund or account that may adversely impact the value of securities held by the Fund. Securities selected for Funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Mihir Worah
Registered Investment Companies:	47	$113,676.74	0	$0
Other Pooled Investment Vehicles:	40	$18,671.10	2	$315.73
Other Accounts:	56	$11,401.04	8	$2,289.86

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Steve A. Rodosky
Registered Investment Companies:	27	$34,814.91	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	3	466.72	0	0

CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain Fund) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund.

Moreover, the Fund or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

COMPENSATION (AS OF APRIL 30, 2019). PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process.

The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•

The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund’s partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

OWNERSHIP OF SECURITIES (AS OF APRIL 30, 2019). No portfolio manager was a beneficial owner of shares of the Fund as of April 30, 2019.

PARAMETRIC PORTFOLIO ASSOCIATES, LLC (“Parametric”)

Other Accounts Managed (As of April 30, 2019).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Thomas Seto
Registered Investment Companies:	43	$28,048	0		$0
Other Pooled Investment Vehicles:	16	$3,523	0		$0
Other Accounts:	35,955	$110,224		$
Paul Bouchey
Registered Investment Companies:	15	$13,429	0		$0
Other Pooled Investment Vehicles:	16	$3,523	0		$0
Other Accounts:	35,955	$110,224		$

Material Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation (As of April 30, 2019). Compensation Structure. Compensation of Parametric’s portfolio managers and other investment professionals has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end, October 31.

Method to Determine Compensation. Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry. Please note that compensation for investment professionals is not based directly on investment performance or the assets in a given strategy, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Ownership of Securities (As of April 30, 2019). Messrs. Seto, Bouchey and Atwill did not beneficially own any shares of the Funds as of April 30, 2019.

GLOBAL ALPHA EQUITIES FUND

Wellington Management Company LLP (“Wellington”) acts as a sub-advisor to the Global Alpha Equities Fund.

Wellington is located at 280 Congress Street, Boston, MA 02210.

The Fund is directly responsible for paying Wellington its sub-advisory fee as stated in the following table.

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Wellington	0.55%

WELLINGTON MANAGEMENT COMPANY (“Wellington”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2019)

Gregg R. Thomas

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies	8	$15,429	0	$0
Other Pooled Investment Vehicles	14	$2,369	3	$1,103
Other Accounts	8	$5,775	2	$1,970

Tom S. Simon
Registered Investment Companies	6	$12,893	0	$0
Other Pooled Investment Vehicles	7	$32	0	$0
Other Accounts	4	$4,911	2	$1,804

Dollar value range of shares owned in the Global Alpha Equities Fund: None.

Compensation Structure (Wellington)

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management, WFMC and the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of April 30, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Thomas and Simon are Partners.

Conflicts of Interest (Wellington)

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the Wilmington Global Alpha Equities Fund (“ the Fund”), based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Thomas and Simon also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Sub-advisors to Wilmington Global Alpha Equities Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Funds, the Advisor, the Sub-advisors and Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Advisor authority to vote proxies on the securities held in each Fund’s portfolio. The Board has also approved the Advisor’s policies and procedures for voting the proxies, which are set forth in their entirety below.

WILMINGTON FUNDS MANAGEMENT CORPORATION PROXY VOTING POLICY

INTRODUCTION

WILMINGTON FUNDS MANAGEMENT CORPORATION acknowledges that among its duties as a fiduciary to its clients is the obligation to protect the interests of its clients by voting the shares held by its clients’ accounts. In order to ensure that shares are voted in all appropriate circumstances, the Advisor will exercise voting discretion as to all shares unless voting discretion is specifically reserved for the client or assigned to a third party in the advisory contract. To ensure that shares are voted in a consistent manner and in the best interest of its clients, the Advisor has adopted this Proxy Voting Policy.

GENERAL STANDARDS AND APPROACH

Each year, the Advisor receives hundreds of proxy solicitations with respect to voting securities held in client accounts. The matters to be voted upon may be proposals of management or of stockholders, and cover a diverse assortment of complex issues. Whether the interests of shareholders are best served by a vote “for” or “against” a proposal often depends upon the context, the effects that adoption could have on the company’s business, and the motivations of the parties making the proposal. These determinations require a considerable investment of time, resources and expertise.

Given the sheer volume of proxies, and the broad spectrum of issues to be voted upon, the proxy voting process represents a considerable administrative burden. In order to efficiently discharge its duty to vote proxies, the Advisor has engaged a third party, Institutional Shareholder Services, Inc. (“ISS”), to perform the function of analyzing and providing recommendations on voting proxies.

ISS is the acknowledged industry leader in assisting institutional shareholders with the types of proxy analysis described above. The Advisor has reviewed the policies and considerations applied by ISS in voting proxies and found them to be fully consistent with the policies of the Advisor. Accordingly, the Advisor will generally follow the ISS recommendations in voting proxies. Summaries of the ISS proxy voting policies and considerations are available at the ISS website at http://www.riskmetrics.com/sitemap.html.

In general, the Advisor believes that it is in the best interests of its clients to vote its clients’ shares so as to promote the alignment of the interests of corporate management with the interests of its shareholders, to improve the accountability of corporate management to its shareholders, to reward good performance by management, and to approve proposals that the Advisor believes will result in financial rewards for its clients.

The Advisor reserves the right to override any ISS-recommended voting policy when it believes that a vote contrary to a policy would be in the best interest of the Advisor’s clients. Any vote contrary to a stated policy must be approved by the Proxy Committee of the Advisor’s Board of Directors, or that Committee’s designee. A written summary of the considerations in making the voting decision should be prepared and retained with the records of the proxy.

The Advisor believes that addressing its proxy voting obligations as described in this Proxy Voting Policy will promote the best interests of shareholders, and therefore, will be in the best interests of the Advisor’s clients.

CONFLICTS OF INTEREST

The Advisor may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

The Proxy Committee has reviewed a copy of the ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to the Advisor as result of business conducted by ISS. The Proxy Committee believes that the policies, procedures and practices followed by ISS minimize the potential conflicts of interest by ISS in making voting recommendations to the Advisor.

Whenever a portfolio manager determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the guidelines set forth in this Proxy Voting Policy, or the policy does not address how to vote on the proposal, the portfolio manager shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with the voting of the client proxy.

For purposes of identifying conflicts under this policy, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by employees of the Advisor, and other information actually known by a member of the Proxy Committee.

In the event that the Proxy Committee determines that the Advisor has a material conflict of interest with respect to a proxy proposal, then the Advisor shall either:

1. Vote on the proposal in accordance with the recommendation of the Proxy Committee or that committee’s designee;

OR

2. Prior to voting on the proposal, either:

(i) Contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and will vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or

(ii) Fully disclose the nature of the conflict to the client(s), and obtain the client’s consent as to how the Advisor will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

The Advisor may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee (or that committee’s designee) has determined that not voting the proxy is in the best interest of a client. However, as indicated above, there may be other circumstances where the Advisor determines that refraining from voting a proxy is in the client’s best interest and the existence of a material conflict of interest shall not affect such a determination.

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted by the Advisor as well as the basis for any determination that the Advisor does not have a material conflict of interest in respect of a particular matter.

APPOINTMENT OF SUB-ADVISORS

From time to time the Advisor may recommend that a Fund appoint a Sub-advisor with respect to a particular investment mandate. In these instances the Advisor will retain the proxy voting authority and have all proxies voted under the Advisor’s proxy voting policy. The Advisor will require that a Sub-advisor’s proxy policies and procedures are designed to ensure that proxies they control are voted in what the Advisor believes to be the best interests of clients, and that conflicts are disclosed, documented, and otherwise addressed in an appropriate manner. The Sub-advisor will provide the Advisor with information on securities to be voted if assistance is required for a proxy vote. If a Sub-advisor recommends to have a vote cast that is not consistent with the Advisor’s policy, the Sub-advisor should notify the Advisor prior to the vote being cast so the Advisor can seek to avoid having conflicting votes among the Funds’ accounts and those accounts controlled by the Sub-advisor. The Sub-advisor must also document the rationale for any such inconsistent vote recommendation if they do occur.

PROXY VOTING REPORT

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The current
Form N-PX for the Funds is available without charge on the SEC website at www.sec.gov and through the Trust’s website. Go to www.wilmingtonfunds.com; select “Proxy Voting Record” to access the link.

PORTFOLIO HOLDINGS INFORMATION

To address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates concerning the release of portfolio holdings information, WFMC and the Funds have adopted policies and procedures regarding the disclosure and release of portfolio holdings information. The Board has approved the policies and procedures.

The Funds’ and the Advisor’s overall policy with respect to the release of portfolio holdings information is to release it consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings until such time as the information is made available to all shareholders or the general public.

Upon its effective date, each Fund with the exception of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund discloses its complete portfolio holdings information to the SEC using Form N-PORT within 30 days of the end of each month and all Funds disclose on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year.
Form N-PORT is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

As required by the Rule, each Money Market Fund posts complete portfolio holdings information as of the last business day or subsequent calendar day of the preceding month or on its website no later than five business days after the end of the month and this information remains posted on the website for at least six months. In addition, each Money Market Fund files monthly with the SEC portfolio holdings and other information about the Fund and its portfolio as of the last business day or subsequent calendar day of the preceding month within five business days of the end of each month. This information is made public upon filing.

The release of Portfolio Holdings Information with respect to the Funds to selected third parties in advance of its release to all Fund shareholders or the general public is permissible only if there is a legitimate business purpose for that release, doing so is in the best interests of a Fund’s shareholders, the recipient of the Portfolio Holdings Information is subject to a duty of confidentiality pursuant to a signed agreement (including a duty not to trade on the information), and the release of the information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund’s or WFMC’s fiduciary duties. The existence of a legitimate business purpose for the release of Portfolio Holdings Information is recognized in the case of: certain eligible third parties, as described below and listed in the Appendix to this SAI; broker-dealers that may effect transactions for a Fund, subject to duties not to trade and of confidentiality; shareholders in the process of a redemption request in-kind, if such request is deemed in the best interests of the Fund and other shareholders; and the issuer of securities regarding the number or percentage of its shares that are owned by the Fund. Eligible third parties may not be required to execute a confidentiality agreement insofar as they are otherwise subject to duties of confidentiality and duties not to trade on the nonpublic information received.

Persons that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings on an ongoing basis in connection with the services that they provide to the Funds (they are included on the list in the Appendix to this SAI). Persons that are approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

In other cases, the determination of whether a Fund has a legitimate business purpose for releasing Portfolio Holdings Information selectively in advance of its public release shall be made by the Fund’s CCO following a request submitted in writing.

The attraction of additional assets to a Fund will not in and of itself be deemed to be a legitimate business purpose. No consideration may be received by a Fund, the Advisor, a Sub-Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.

The Funds’ CCO conducts periodic reviews of compliance with the procedures and provides annually a report to the Board regarding the operation of the procedures and any material changes recommended as a result of such review. The CCO also reports annually to the Board on exceptions that are granted as described above along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

For purposes of the Funds’ policies and procedures, “portfolio holdings information” does not include aggregate, composite or descriptive information relating to a Fund’s portfolio holdings that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund (“Analytical Information”), or information about the Fund’s derivative positions. Analytical Information generally includes, without limitation: (1) descriptions of allocations among asset classes, industries/sectors, regions, and countries (e.g., percentages of foreign securities holdings); (2) aggregated data such as average or median ratios, market capitalization, credit quality, duration, sharpe ratio, beta, and standard deviation; (3) performance attributions by industry, sector or country; and (4) aggregated risk statistics. In addition, other information may also be deemed to be Analytical Information if, in the reasonable belief of the Funds’ CCO (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for a Fund. Such information, if made available to anyone, will be made available to any person upon request, but may or may not be posted on the Funds’ website.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisor looks for prompt execution of the order at a favorable price. The Advisor will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. For those assets not allocated to a sub-advisor, the Advisor makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds’ Board.

Investment decisions for the Funds are made independently from those of other accounts managed by the Advisor. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Advisor to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

For those assets not allocated to a sub-advisor, WFMC is responsible for decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the Funds, and implementing these decisions including, where applicable, the negotiation of commissions and the allocation of portfolio brokerage. WFMC considers a number of factors when determining whether to use a brokerage firm, including: (i) the reputation and perceived soundness of the firm; (ii) whether the firm provides comprehensive coverage of the particular investment market; (iii) whether the firm is sufficiently knowledgeable about the market and about the security being traded so that speedy and accurate execution will be achieved; (iv) whether the securities prices offered by the firm represent fair market value and the commission charged is reasonable; (v) the firm’s ability to execute block trades; (vi) the firm’s standard of research coverage; and (vii) the firm’s standard of back-office and settlement arrangements.

In selecting the broker for a particular equity trade, when more than one firm is believed to meet WFMC’s criteria, preference may be given to a broker-dealer that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934), so long as WFMC believes that the amount of commission charged by such broker-dealer for effecting the transaction is reasonable in relation to the value of the brokerage and research services provided. WFMC will endeavor to be aware of the current level of charges of eligible broker-dealers and to minimize the expense incurred for effecting transactions to the extent consistent with the interests and policies of accounts. WFMC has no obligation to seek the lowest commission rate for any particular transaction, or to select a broker-dealer on the basis of its purported or “posted” commission rate.

With regard to fixed income trading, transactions are typically effected in an over-the-counter-market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed income securities, particularly non-investment grade and municipal securities, may have only one primary market maker. WFMC seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest available price with respect to a security.

On April 30, 2019, the following Funds owned securities of the following regular broker/dealers. The number next to each broker/dealer represents the dollar value of the Fund’s aggregate holdings or short sale position of the securities of the broker/dealer as of April 30, 2019.

Fund	Broker/ Dealer	Market Value	Broker/ Dealer	Market Value	Broker/ Dealer	Market Value	Broker/ Dealer	Market Value
Broad Market Bond Fund	Bank of America Securities LLC	3,583,331	Citigroup Global Markets, Inc.	5,116,605	Goldman Sachs & Co.	5,630,390	HSBC Securities (USA) Inc.	1,400,828
	JP Morgan Chase & Co.	1,597,644	Morgan Stanley	3,885,257	Suntrust Robinson Humphrey, Inc.	3,479,503	TD Securities	853,323
	U.S. Bancorp	4,006,475	Wells Fargo & Co.	4,067,462
Intermediate-Term Bond Fund	Bank of America Securities LLC	816,158	CIBC Global Asset Management, Inc.	253,369	Citigroup Global Markets, Inc.	508,789	Goldman Sachs & Co.	710,825
	HSBC Securities (USA) Inc.	59,606	JP Morgan Chase & Co.	249,524	Morgan Stanley	804,358	Suntrust Robinson Humphrey, Inc.	952,960
	TD Securities	645,782
Large-Cap Strategy Fund	Bank of America Securities LLC	6,016,035	Citigroup Global Markets, Inc.	3,484,237	Goldman Sachs & Co.	1,264,349	JP Morgan Chase & Co.	7,557,176
	M&T Bank Corp	273,813	Mizuho Securities USA Inc.	565,150	Morgan Stanley	1,807,395	Raymond James & Associates, Inc.	312,254
	RBC Capital Markets, LLC	565,150	Suntrust Robinson Humphrey, Inc.	666,586	TD Securities	149,853	U.S. Bancorp	1,560,676
	Wells Fargo & Co.	3,881,272
International Fund	Bank of America Securities LLC	8,287,795	Barclay Capital, Inc.	420,038	Citigroup Global Markets, Inc.	8,287,795	HSBC Securities (USA) Inc.	12,856,632
	Mizuho Securities USA Inc.	857,701	Morgan Stanley	8,287,795	UBS AG	294,204
Real Asset Fund	Bank of America Securities LLC	99,924	Citigroup Global Markets, Inc.	1,140,160	Credit Suisse Group AG	255,373	Goldman Sachs & Co.	605,835
	JP Morgan Chase & Co.	759,441	Mizuho Securities USA Inc.	99,924	Nomura Securities International, Inc.	990,298	RBC Capital Markets, LLC	174,454
	UBS AG	200,915
Global Alpha Equities Fund	Bank of America Securities LLC	392,831	HSBC Securities (USA) Inc.	545,450	JP Morgan Chase & Co.	185,912	Mizuho Securities USA Inc.	145,084
	Nomura Securities International, Inc.	196,508	TD Securities	557,506	U.S. Bancorp Investments, Inc.	59,132	UBS AG	445,798
Short-Term Bond Fund	Bank of America Securities LLC	326,105	CIBC Global Asset Management, Inc.	1,001,911	Citigroup Global Markets, Inc.	198,771	HSBC Securities (USA) Inc.	198,771
	RBC Capital Markets, LLC	861,034	Wells Fargo & Co.	502,301
Diversified Income Fund	Bank of America Securities LLC	148,539	Citigroup Global Markets, Inc.	427,892	Goldman Sachs & Co.	88,927	JP Morgan Chase & Co.	679,380
	Mizuho Securities USA Inc.	113,945	Morgan Stanley	124,341	Suntrust Robinson Humphrey, Inc.	30,092	TD Securities	317,226
	U.S. Bancorp	359,638	Wells Fargo & Co.	368,691
U.S. Government Money Market	Credit Suisse Group AG	792,000,000	Mizuho Securities USA Inc.	450,000,000	RBC Capital Markets, LLC	525,000,000	TD Securities	440,000,000
U.S. Treasury Money Market Fund	Credit Suisse Group AG	118,000,000	RBC Capital Markets, LLC	250,000,000

RESEARCH SERVICES

Subject to future regulatory changes of the SEC, research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Advisor or by affiliates of the Sub-advisors in advising other accounts. To the extent that receipt of these services may replace services for which the Advisor or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Advisor and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Persons acting on the Funds’ behalf are authorized to pay a broker a higher brokerage commission than another broker might have charged for the same transaction in recognition of the value of brokerage or research services provided by the broker.

CO-ADMINISTRATORS

WFMC and BNYM serve as co-administrators to the Trust and provide the Funds with administrative personnel and services necessary to operate the Funds. BNYM also provides fund accounting services to the Funds.

For providing administrative services to the Funds, WFMC receives the following annual fee, based on the Trusts’ average daily net assets:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Wilmington Trust
0.040%	on the first $5 billion
0.030%	on the next $2 billion ($5 – 7 billion)
0.025%	on the next $3 billion ($7 – 10 billion)
0.018%	on assets in excess of $10 billion

For providing administrative and accounting services to the Funds, BNYM receives the following annual fee, based on the Trust’ average daily net assets:

Annual Fee, Billed and Payable Monthly	Average Aggregate Daily Assets of the Wilmington Trust
0.0175%	On the first $15 billion
0.0150%	On the next $10 billion
0.0125%	On assets in excess of $25 billion

Prior to October 1, 2017, fees payable to BNYM for administrative and accounting services were as follows:

Annual Fee, Billed and Payable Monthly	Average Monthly Net Assets of the Wilmington Trust
0.0285%	on the first $500 million
0.0280%	on the next $500 million
0.0275%	on assets in excess of $1 billion

For its services as fund accountant and co-administrator for the fiscal years ended April 30, 2019, 2018, and 2017, each Fund paid BNYM the following fees during the period indicated:

Fund	Fiscal Year Ended April 30, 2019	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
Large-Cap Strategy Fund	88,456	118,185	155,138
International Fund	103,746	120,373	111,906
Global Alpha Equities Fund	26,674	29,159	34,612
Real Asset Fund	53,218	72,187	119,715
Diversified Income Fund	7,057	9,528	12,162
Intermediate-Term Bond Fund	14,047	21,176	36,332
Broad Market Bond Fund	91,456	109,400	136,915
Short-Term Bond Fund	8,888	14,105	27,218
Municipal Bond Fund	50,716	63,798	85,053
New York Municipal Bond Fund	11,639	17,460	23,816
U.S. Government Money Market Fund	1,153,532	1,539,397	1,688,523
U.S. Treasury Money Market Fund	226,381	211,166	231,504

CUSTODIAN

BNYM is the Trust’s custodian. As custodian, BNYM is responsible for safeguarding and controlling the Funds’ cash and securities, handling the delivery of securities and collecting interest and dividends on the Funds’ investments. Its address is 240 Greenwich Street, New York, NY 10286.

TRANSFER AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon serves as transfer and dividend disbursing agent to the Trust and receives a separate fee from the Funds, based on a per shareholder account basis, for these transfer agency services. Its address is 4400 Computer Drive, Westborough, MA 01581.

SECURITIES LENDING AGENT

The Board has approved certain Funds’ participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Funds’ securities lending agent (the “Securities Lending Agent”).

For the fiscal year ended April 30, 2019, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars), pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:

Fund	Gross Income from Securities Lending Activity	Rebates Paid to Borrowers	Fees Paid to Securities Lending Agent from Revenue Split	All Fees and/or Compensation Paid for Securities Lending Activities and Related Services	Net Income from Securities Lending Activity
Broad Market Bond Fund	$277,937	246,237	$6,347	$252,583	$25,354
Intermediate-Term Bond Fund	26,619	21,782	967	22,749	3,870
Short-Term Corporate Bond Fund	41,039	34,611	1,288	35,899	5,140
Large Cap Strategy Fund	190,812	76,044	22,955	99,000	91,812
International Fund	599,484	316,738	57,164	373,902	225,582
Diversified Income Fund	164,737	48,852	23,175	72,027	92,710
Real Asset Fund	105,717	51,552	10,833	62,385	43,332

Total Amounts	1,406,345	795,816	122,729	918,545	487,800

The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.

For the fiscal year ended April 30, 2019, the Securities Lending Agent performed various services related to securities lending, including the following:

•	lending a Fund’s portfolio securities to institutions that are approved borrowers;

•	determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;

•	ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;

•

receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;

•	marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;

•

obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;

•	at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;

•	investing cash collateral in permitted investments as directed by the Funds; and

•

maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatement. Ernst & Young LLP is responsible for auditing the financial statements of the Funds. Its address is 2005 Market Street, Suite 700, Philadelphia, PA 19103.

FEES PAID BY THE FUNDS FOR SERVICES

	Advisory Fee Paid/ Advisory Fee Waived			Brokerage Commissions Paid			Administrative Fee Paid to WFMC
	For the fiscal year ended April 30,			For the fiscal year ended April 30,			For the fiscal year ended April 30,
Fund	2019	2018	2017	2019	2018	2017	2019	2018	2017
Diversified Income Fund	—	—	—	$7,004	$26,539	$1,444	$13,232	$14,219	$14,146
	$330,701	$356,588	$265,124	—	—	—	—	—	—
Intermediate-Term Bond Fund	$96,339	$196,656	$397,016	—	—	—	$26,338	$30,948	$42,274
	$264,881	$231,909	$196,035	—	—	—	—	—	—
Broad Market Bond Fund	$1,874,253	$1,984,788	$2,023,807	—	—	—	$171,330	$163,493	$159,365
	$477,487	$281,338	$211,051	—	—	—	—	—	—
Short-Term Bond Fund	—	$11,271	$151,547	—	—	—	$16,662	$20,754	$31,589
	$222,911	$244,349	$243,372	—	—	—	—	—	—
New York Municipal Bond Fund	$125,378	$205,223	$263,002	—	—	—	$21,833	$25,809	$27,701
	$173,896	$152,428	$125,738	—	—	—	—	—	—
U.S. Government Money Market Fund	$13,345,018	$14,234,118	$12,747,742	—	—	—	$2,159,181	$2,297,832	$1,969,664
	$3,128,037	$3,437,755	$5,357,857	—	—	—	—	—	—
U.S. Treasury Money Market Fund	$2,192,923	$1,625,165	$1,476,736	—	—	—	$423,475	$321,000	$269,230
	$1,042,359	$853,807	$1,165,663	—	—	—	—	—	—
Large-Cap Strategy Fund	$535,210	$541,624	$542,603	$29,230	$58,356	$68,324	$165,826	$176,015	$180,433
	$1,992,096	$2,169,123	$2,271,091	—	—	—	—	—	—
International Fund	$3,279,223	$3,468,073	$2,479,169	$534,219	$651,022	$804,424	$194,649	$184,050	$130,193
	$1,510,710	$1,095,405	$1,291,963	—	—	—	—	—	—
Global Alpha Equities Fund	$1,350,825	$1,098,283	$1,534,798	$73,809	$126,131	$371,865	$49,982	$44,855	$40,186
	$935,474	$976,124	$570,029	—	—	—	—	—	—
Real Asset Fund	$1,352,765	$1,551,127	$3,035,990	$26,581	$84,665	$228,285	$99,730	$106,680	$139,162
	$340,330	$269,754	$251	—	—	—	—	—	—
Municipal Bond Fund	$979,162	$1,003,426	$1,066,478	—	—	—	$95,055	$95,294	$98,921
	$324,975	$317,583	$321,846	—	—	—	—	—	—

International Fund

The following table shows the amount of fees paid for advisory and sub-advisory services, net of any fee waivers or reimbursements, for the years or period indicated:

Advisor and Sub-advisors	Fiscal Year Ended April 30, 2019	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
WFMC	$1,157,059	$1,457,793	$535,740
Dimensional#	—	—	$43,996
JOHCM##	—	—	$511,436
LSV##	—	—	$173,257
Northern Cross##	—	—	$290,398
Oberweis##	—	—	$187,891
Parametric — Emerging##	—	—	$164,600
Parametric — Developed##	—	—	$34,260

Advisor and Sub-advisors	Fiscal Year Ended April 30, 2019	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
Allianz*	$435,908	$371,807	$97,833
AXA**	$371,238	$381,050	$104,733
Berenberg*	$227,424	$260,875	$66,379
Nikko***	$348,874	$314,913	$85,551
Schroders**	$738,720	$681,635	$183,095

The following table shows the amount of fees waived for the years or period indicated:

Advisor and Sub-advisors	Fiscal Year Ended April 30, 2019	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
WFMC	$1,510,710	$1,095,405	$1,290,897
Dimensional#	—	—	$1,066
JOHCM##	—	—	—
LSV##	—	—	—
Northern Cross##	—	—	—
Oberweis##	—	—	—
Parametric — Emerging##	—	—	—
Parametric — Developed##	—	—	—
Allianz*	—	—	—
AXA**	—	—	—
Berenberg*	—	—	—
Nikko***	—	—	—
Schroders**	—	—	—

*	Commenced operations as a sub-advisor on December 22, 2016
**	Commenced operations as sub-advisor December 27, 2016
***	Commenced operations as sub-advisor December 26, 2016
#	Subadvisor was terminated as of October 31, 2016
##	Subadvisor terminated as of December 9, 2016

Global Alpha Equities Fund

The following table shows the amount of fees paid for advisory and sub-advisory services, net of any fee waivers or reimbursements, for the years or period indicated:

Advisor and Sub-advisors	Fiscal Year Ended April 30, 2019	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
WFMC	$512,515	$337,667	$622,696
Acuity†#	—	—	$56,331
Analytic#	—	—	$115,013
HCHA#	—	—	$105,106
HCMFA#	—	—	$151,002
Parametric RA###	—	—	$82,426
PE Global##	—	—	$99,175
Shelton Capital Management†	—	—	$156,232
Wellington+	$838,310	$760,616	$146,817

The following table shows the amount of fees waived for the years or period indicated:

Advisor and Sub-advisors	Fiscal Year Ended April 30, 2019	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
WFMC	$935,474	$976,124	$570,029
Acuity†#	—	—	—
Analytic#	—	—	—
HCHA#	—	—	—
HCMFA#	—	—	—
Parametric RA###	—	—	—
PE Global##	—	—	—
Shelton Capital Management†	—	—	—
Wellington+	—	—	—

†	Effective June 30, 2016, due to a change of control, Acuity ceased to be a sub-advisor, and Shelton became a sub-advisor.
#	Subadvisor was terminated as of January 12, 2017
+	Wellington commenced operations as a subadvisor on January 26, 2017
##	Subadvisor was terminated as of January 19, 2017
###	Subadvisor was terminated as of December 30, 2016

Real Asset Fund

The following table shows the amount of fees paid for advisory and sub-advisory services, net of any fee waivers or reimbursements, for the years or period indicated:

Advisor and Sub-advisors	Fiscal Year Ended April 30, 2019	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
WFMC	$1,028,133	$1,208,723	$1,954,110
CBRE Clarion#	—	—	$367,783
PIMCO	$164,452	$190,298	$444,998
Parametric	$160,180	$152,106	$269,109

The following table shows the amount of fees waived for the years or period indicated:

Advisor and Sub-advisors	Fiscal Year Ended April 30, 2019	Fiscal Year Ended April 30, 2018	Fiscal Year Ended April 30, 2017
WFMC	$340,330	$269,754	—
CBRE Clarion#	—	—	—
PIMCO	—	—	—
Parametric	—	—	$251

#	Subadvisor was terminated as of April 26, 2017

The below table shows the brokerage commissions paid to the Funds’ affiliated broker-dealer, M&T Securities, Inc.

Fund	For the Fiscal Year Ended April 30, 2019	Percentage of Brokerage Commissions*	Percentage Dollar Amount**	For the Fiscal Year Ended April 30, 2018	For the Fiscal Year Ended April 30, 2017
Large-Cap Strategy Fund	$29,230	100%	100%	$58,356	$68,324
Real Asset Fund	$374	1.41%	0.38%	—	—

*	Percentage of the Fund’s aggregate brokerage commissions paid to M&T Securities, Inc. during the most recent fiscal year.
**	Percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions paid to M&T Securities, Inc. during the most recent fiscal year.

Shareholder Services Fees and 12b-1 Fees Paid

	For the fiscal year ended April 30, 2019
	Shareholder Services Fees Paid	Shareholder Services Fees Waived	12b-1 Fees Paid	12b-1 Fees Waived
Fund	A Shares		A Shares
Diversified Income Fund	$—	$98,287	$98,287	$—
Intermediate-Term Bond Fund	$1,000	$3,533	$4,533	$—
Broad Market Bond Fund	$3,429	$6,241	$9,670	$—
Short-Term Bond Fund	$—	$14,381	$14,381	$—
New York Municipal Bond Fund	$—	$30,529	$30,529	$—
International Fund	$—	$13,907	$13,907	$—
Global Alpha Equities Fund	$—	$317	$317	$—
Real Asset Fund	$—	$2,773	$2,773	$—
Municipal Bond Fund	$—	$70,815	$70,815	$—

	For the fiscal year ended April 30, 2019
	Shareholder Services Fees Paid	Shareholder Services Fees Waived
Fund	I Shares
Diversified Income Fund	$—	$2,523
Intermediate-Term Bond Fund	$—	$196,144
Broad Market Bond Fund	$—	$1,296,846
Short-Term Bond Fund	$—	$112,590
New York Municipal Bond Fund	$—	$135,733
Large-Cap Strategy Fund	$—	$1,263,653
International Fund	$685,615	$782,565
Global Alpha Equities Fund	$—	$380,732
Real Asset Fund	$—	$757,480
Municipal Bond Fund	$—	$653,702

	For the fiscal year ended April 30, 2019
	Shareholder Services Fees Paid / Waived
Fund	Service Shares Paid	Service Shares Waived	Select Shares Paid	Select Shares Waived	Administrative Shares Paid	Administrative Shares Waived
U.S. Government Money Market Fund	$3,041,872	$7,734	$3,390,601	$5,089,918	$1,435,116	$2,152,326
U.S. Treasury Money Market Fund	$153	$—	$969,520	$1,460,273	$322,153	$483,183

	For the fiscal year ended April 30, 2019
	12b-1 Fees Paid / Waived
	Service Shares	Service Shares	Select Shares	Select Shares	Administrative Shares	Administrative Shares
Fund	Paid	Waived	Paid	Waived	Paid	Waived
U.S. Government Money Market Fund	$3,049,606	$—	$—	$—	$3,587,442	$—
U.S. Treasury Money Market Fund	$153	$—	$—	$—	$805,336	$—

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended April 30, 2019 and for the fiscal period ended October 31, 2018 are incorporated by reference to the Annual Reports to Shareholders of the Wilmington Funds dated April 30, 2019 and the Semi-Annual Reports to Shareholders of the Wilmington Funds dated October 31, 2018, respectively.

INVESTMENT RATINGS

STANDARD AND POOR’S (“S&P”)

Long-Term Debt Rating Definitions

AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or
BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (“CP”) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings

A S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1—Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2—Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (“VRDNs”) and Tender Option Bonds (“TOBs”) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY’S INVESTORS SERVICE, INC. (“Moodys”)

Long-Term Bond Rating Definitions

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings

P-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2—Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings

Moody’s short-term ratings are designated Moody’s Investment Grade (“MIG” or “VMIG”). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1—This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2—This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (“VRDNs”) And Tender Option Bonds (“TOBs”) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH RATINGS (“Fitch”)

Long-Term Debt Rating Definitions

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC— Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C— Bonds are imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions

F-1+—Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1—Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2—Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions

FITCH-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

LONG-TERM DEBT RATINGS

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3) —The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

Other Considerations

Among the factors considered by Moody’s in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer’s products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer’s industry, (iii) the issuer’s relative strength and position within the industry and (iv) the reliability and quality of management.

CLASS A SHARES, AND CLASS I SHARES

Wilmington Large-Cap Strategy Fund*

Wilmington International Fund

Wilmington Global Alpha Equities Fund

Wilmington Real Asset Fund

Wilmington Diversified Income Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

*	Class A Shares are not offered for the Large-Cap Strategy Fund.

SELECT CLASS SHARES, SERVICE CLASS SHARES, ADMINISTRATIVE CLASS SHARES AND INSTITUTIONAL CLASS SHARES

Wilmington U.S. Government Money Market Fund*

Wilmington U.S. Treasury Money Market Fund

*	Only Wilmington U.S. Government Money Market Fund offers Institutional Class Shares

ADDRESSES

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Investment Advisor and Co-Administrator

Wilmington Funds Management Corporation

1100 North. Market Street, 9th Floor

Wilmington, Delaware 19890

Principal Sub-Advisor (for all Funds)

Wilmington Trust Investment Advisors, Inc.

1100 North Market Street, 9th Floor

Wilmington, Delaware 19890

Sub-advisors to Wilmington International Fund

Allianz Global Investors U.S. LLC

1633 Broadway

New York, New York 10019

AXA Investment Managers, Inc.

100 West Putnam Avenue

Greenwich, Connecticut 06830

Berenberg Asset Management LLC

1251 Avenue of the Americas, 53rd floor

New York, NY 10020

Nikko Asset Management Americas, Inc.

605 Third Avenue, 38th floor

New York, NY 10158

Schroder Investment Management North America Inc.

7 Bryant Park

New York, NY 10018

Sub-advisors to Wilmington Global Alpha Equities Fund

Wellington Capital Management LLP

280 Congress Street

Boston, Massachusetts 02210

Sub-advisors to Wilmington Real Asset Fund

Pacific Investment Management Company, LLC

840 Newport Center Drive

Newport Beach, California 92660

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, Washington 98104

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Fund Accountant, Co-Administrator,

Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, Pennsylvania 19103

APPENDIX

The following is a list of persons other than the Advisor, the Sub-advisors and their respective affiliates that may receive nonpublic portfolio holdings information concerning the Funds:

CUSTODIAN

The Bank of New York Mellon

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

LEGAL COUNSEL

Stradley Ronon Stevens & Young LLP

PERFORMANCE REPORTING/PUBLICATIONS

Lipper

Standard & Poor’s

Moody’s Investors Service

ICRA Online LTD

FINANCIAL PRINTERS

RR Donnelley

TRANSFER AGENT, CO-ADMINISTRATOR AND FUND ACCOUNTANT

BNY Mellon Investment Servicing (U.S.) Inc.

OTHER

TechOne Media

PROXY VOTING SERVICES

ISS RiskMetrics Group

WT SAI-001-0819

PART C	OTHER INFORMATION.

Item 28.	Exhibits

(a)(i)	Conformed copy of Amended and Restated Agreement and Declaration of Trust of Wilmington Funds, a Delaware Statutory Trust, dated March 6, 2013, incorporated by reference to Registrant’s Post-Effective Amendment No. 107 on Form N-1A filed August 27, 2013.

(a)(ii)	Conformed copy of Amendment to Certificate of Trust of MTB Group of Funds, dated August 15, 2003, a Delaware Statutory Trust, incorporated by reference to Registrant’s Post-Effective Amendment No. 57 on Form N-1A filed August 22, 2003.

(a)(iii)	Conformed copy of Amendment to Certificate of Trust of MTB Group of Funds, dated March 1, 2012, changing its name to “Wilmington Funds”, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(b)(i)	Copy of Amended and Restated By-Laws of MTB Group of Funds, dated August 15, 2003, a Delaware Statutory Trust, incorporated by reference to Registrant’s Post-Effective Amendment No. 57 on Form N-1A filed August 22, 2003.

(b)(ii)	Copy of Amendment #1 to the Amended and Restated By-Laws of MTB Group of Funds, dated June 24, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 61 on Form N-1A filed August 30, 2004.

(b)(iii)	Copy of Amendment #2 to the Amended and Restated By-Laws of MTB Group of Funds, dated September 15, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed August 29, 2005.

(b)(iv)	Copy of Amendment #3 to the Amended and Restated By-Laws of MTB Group of Funds, dated December 7, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(c)(i)	Copy of Specimen Certificate for Shares of Capital Stock of the Registrant, incorporated by reference to Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed September 3, l993.

(c)(ii)	Copy of Specimen Certificate for Shares of Capital Stock of the Vision Capital Appreciation Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 24 on Form N-1A filed December 20, 1996.

(d)(i)	Investment Advisory Agreement dated March 12, 2012, between the Registrant and Wilmington Funds Management Corporation, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(d)(ii)	Sub-Advisory Agreement dated March 12, 2012 among the Registrant, Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. , incorporated by reference to Registrant’s Post-Effective Amendment No. 107 on Form N-1A filed August 27, 2013.

(d)(iii)	Fee Allocation Letter dated August 21, 2014, incorporated by reference to Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed August 22, 2014.

(d)(iv)	Sub-Advisory Agreement for Wilmington Real Asset Fund (Pacific Investment Management Company LLC) dated March 12, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 107 on Form N-1A filed August 27, 2013.

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(d)(v)	Sub-Advisory Agreement for Wilmington Real Asset Fund (Parametric Portfolio Associates LLC) dated September 23, 2014, incorporated by reference to Registrant’s Post-Effective Amendment No. 111 on Form N-1A filed August 24, 2015.

(d)(vi)	Sub-Advisory Agreement for Wilmington International Fund (Allianz Global Investors U.S. LLC) dated September 30, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(d)(vii)	Sub-Advisory Agreement for Wilmington International Fund (AXA Investment Managers, Inc.) dated September 30, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(d)(viii)	Sub-Advisory Agreement for Wilmington International Fund (Berenberg Asset Management LLC) dated September 30, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(d)(ix)	Sub-Advisory Agreement for Wilmington International Fund (Nikko Asset Management Americas, Inc.) dated September 30, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(d)(x)	Sub-Advisory Agreement for Wilmington International Fund (Schroder Investment Management North America, Inc.) dated September 30, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(d)(xi)	Sub-Advisory Agreement for Wilmington Global Alpha Equities Fund (Wellington Capital Management LLP) dated December 1, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(e)(i)	Distribution Agreement between the Registrant and ALPS Distributors, Inc., dated November 11, 2011, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(e)(ii)	Amendment to Distribution Agreement between Registrant and ALPS Distributors, Inc. dated May 1, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(e)(iii)	Interim Distribution Agreement between Registrant and ALPS Distributors, Inc. dated April 16, 2018, incorporated by reference to Registrant’s Post-Effective Amendment No. 146 on Form N-1A filed August 28, 2018.

(f)	Not applicable.

(g)(i)	Custody Agreement between the Registrant and The Bank of New York, dated September 10, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed April 27, 2010.

(g)(ii)	Form of Schedule II to the Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(h)(i)	Form of Recordkeeping Agreement of the Registrant, incorporated by reference to Registrant’s Post-Effective Amendment No. 75 on Form N-1A filed April 21, 2008.

(h)(ii)(1)	Agreement for Administrative Services between Registrant and Wilmington Funds Management Corporation dated October 1, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 107 on Form N-1A filed August 27, 2013.

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(h)(ii)(2)	Amendment No. 1 to Agreement for Administrative Services between Registrant and Wilmington Funds Management Corporation dated October 1, 2013, incorporated by reference to Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed August 22, 2014.

(h)(iii)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York, dated September 10, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed April 27, 2010.

(h)(iv)	Form of Exhibit A to the Fund Administration and Accounting Agreement between Registrant and The Bank of New York, incorporated by reference to Registrant’s Post-Effective Amendment No. 105 on Form N-1A filed August 28, 2012.

(h)(v)	Form of Intermediary Servicing Agreement of the Registrant, incorporated by reference to Exhibit 7(c) to Registrant’s Registration Statement on Form N-14, No. 333-199580, filed October 24, 2014.

(h)(vi)	Conformed copy of Shareholder Services Plan dated September 15, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(h)(vii)	Conformed copy of Indemnification Agreement of the Registrant; dated December 13, 2001, incorporated by reference to Registrant’s Post-Effective Amendment No. 54 on Form N-1A filed June 27, 2002.

(h)(viii)	Conformed copy of Service Mark License Agreement, dated September 22, 2003, incorporated by reference to Registrant’s Post-Effective Amendment No. 59 on Form N-1A filed April 28, 2004.

(h)(ix)	Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated February 17, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 102 on Form N-1A filed April 17, 2012.

(h)(x)	Conformed copy of June 1, 2007 Letter Agreement (Administrative Services Agreement), incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed August 28, 2007.

(h)(xi)	Conformed copy of August 1, 2007 Letter Agreement (Administrative Services Agreement), incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed August 28, 2007.

(h)(xii)	Conformed copy of Fax-in Processing Instructions, all exhibits have been filed electronically.

(i)(i)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered; incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed June 27, 1994.

(i)(ii)	Conformed copy of Tax Opinion of Counsel as to legality of shares being registered, incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form N-14 filed November 15, 2016.

(j)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith).

(k)	Not applicable.

(l)	Conformed copy of Initial Capital Understanding, incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed June 27, 1994.

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(m)(i)	Conformed copy of Rule 12b-1 Plan of the Registrant dated September 15, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(m)(ii)	Form of Broker-Dealer Selling Agreement of the Registrant, incorporated by reference to Exhibit 7(b) to Registrant’s Registration Statement on Form N-14, No. 333-199580, filed October 24, 2014.

(m)(iii)	Conformed copy of Contract Defining Responsibility for Fees Under Non-Conforming Dealer Agreement, dated December 9, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 63 on Form N-1A filed April 28, 2005.

(n)	Conformed copy of Multiple Class Plan of the Registrant dated July 2019 (filed herewith).

(o)(i)	Conformed copy of Power of Attorney of Chairman and Trustee, Nicholas A. Giordano, Chief Executive Officer, Richard J. Berthy, President, Christopher D. Randall, Chief Financial Officer and Treasurer, Christopher W. Roleke, Trustee, Robert H. Arnold, Trustee, Joseph J. Castiglia, Trustee, John S. Cramer, Trustee, Daniel R. Gernatt, Jr., and Trustee, Richard B. Seidel, dated August 2014, incorporated by reference to Registrant’s Post-Effective Amendment No. 111 on Form N-1A filed August 24, 2015.

(o)(ii)	Conformed copy of Power of Attorney of Trustee, Donald E. Foley, incorporated by reference to Registrant’s Post-Effective Amendment No. 114 on Form N-1A filed August 25, 2016.

(o)(iii)	Conformed copy of Power of Attorney of Trustee, Gregory P. Chandler, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(o)(iv)	Conformed copy of Power of Attorney of Trustee, Dominick D’Eramo (filed herewith).

(o)(v)	Plan of Reorganization dated March 15, 2016 by Wilmington Funds on behalf of all of the shares of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund and Wilmington Tax-Exempt Money Market Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form N-14 filed November 15, 2016.

(p)(i)	Copy of Code of Ethics for Access Persons (Manufacturers and Traders Trust Company), dated July 1, 2002, incorporated by reference to Registrant’s Post-Effective Amendment No. 54 on Form N-1A filed June 27, 2002.

(p)(ii)	Code of Ethics of ALPS Holdings, Inc., dated May 1, 2010, amended September 30, 2013, incorporated by reference to Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed August 22, 2014.

(p)(iii)	Copy of Code of Ethics Regarding Personal Securities Trading – MTBIA, incorporated by reference to Registrant’s Post-Effective Amendment No. 70 on Form N-1A filed August 28, 2006.

(p)(iv)	Copy of Code of Ethics of Rodney Square Management Corporation, incorporated by reference to Registrant’s Post-Effective Amendment No. 98 on Form N-1A filed December 30, 2011.

(p)(v)	Copy of Revised Code of Ethics of Pacific Investment Management Company LLC dated April, 2018 (filed herewith).

(p)(vi)	Copy of Revised Code of Ethics of Parametric Portfolio Associates LLC dated October 15, 2018 (filed herewith).

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(p)(vii)	Copy of Revised Code of Ethics of Allianz Global Investors U.S. LLC dated October 16, 2018 (filed herewith).

(p)(viii)	Copy of Revised Code of Ethics of AXA Investment Managers, Inc. dated June 2018 (filed herewith).

(p)(ix)	Copy of Revised Code of Ethics of Berenberg Asset Management LLC dated April 2018 (filed herewith).

(p)(x)	Copy of Revised Code of Ethics of Nikko Asset Management Americas, Inc. dated January 1, 2019 (filed herewith).

(p)(xi)	Copy of Code of Ethics of Schroder Investment Management North America, Inc., dated January 7, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

(p)(xii)	Copy of Code of Ethics of Wellington Capital Management LLP dated July 1, 2016, incorporated by reference to Registrant’s Post-Effective Amendment No. 132 on Form N-1A filed August 22, 2017.

Item 29.	Persons Controlled by or Under Common Control with Registrant:

None

Item 30.	Indemnification:

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII of Registrant’s Amended and Restated Agreement and Declaration of Trust. The Investment Advisory Contract provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a

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majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 31.	Business and Other Connections of Investment Adviser:

(a) Wilmington Funds Management Corporation (“WFMC”), an affiliate of Manufacturers and Traders Trust Company (“M&T Bank”) performs investment advisory services for the Registrant. Wilmington Trust Investment Advisors, Inc. (“WTIA”), a subsidiary of M&T Bank, performs investment sub-advisory services for the Registrant. As of June 30, 2019, WFMC, WTIA and their affiliates managed approximately $11.8 billion in mutual fund assets. M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a $121.6 billion bank holding company as of June 30, 2019, which is headquartered in Buffalo, New York.

M&T Bank is a multi-state community-focused bank serving New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia and Washington, D.C. Founded in 1856, M&T Bank and its affiliates provide banking, investment, insurance and mortgage financial services to consumer, business and government clients. Wilmington Trust, as part of the M&T family of companies, provides wealth and investment management services to individuals, families, business owners and corporations. Except for Wilmington Funds, M&T Bank does not presently provide investment advisory services to any other registered investment companies.

The principal executive Officers and the Directors of WTIA are set forth in the following tables. Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with WTIA.

(b)

Name	Position with WTIA	Other Substantial Business, Profession, Vocation or Employment
Doris P. Meister 350 Park Avenue, 9th Floor New York, NY 10022	Chairman of the Board and Chief Executive Officer	Executive Vice President, M&T Bank Corporation

Anthony M. Roth 1100 N. Market St, 9th Floor Wilmington, DE 19890	President, Chief Investment Officer, Director	Senior Vice President, M&T Bank

Kevin J. Pearson One Light Street, 17th Floor Baltimore, MD 21202	Director	Vice Chairman, M&T Bank Corporation

William J. Farrell II 1100 N. Market St, 12th Floor Wilmington, DE 19890	Director	Executive Vice President, M&T Bank Corporation

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Denise M. Cramer 701 Seneca Street, 3rd Floor Buffalo, NY 14210	Director	Group Vice President, M&T Bank

Dominick J. D’Eramo 1100 N. Market St, 9th Floor Wilmington, DE 19890	Director	Senior Vice President, M&T Bank

Mary Ellen Reilly 285 Delaware Avenue, 2nd Floor Buffalo, NY 14202	Director	Group Vice President, M&T Bank

Item 32.	Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Barings Funds Trust, BBH Trust, Bluerock Total Income + Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Broadview Funds Trust, Brown Advisory Funds, Brown Capital Management Mutual Funds, CC Real Estate Income Fund, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Harvest Volatility Edge Trust, Heartland Group, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds and XAI Octagon Credit Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Una Troy	Director

Bradley J. Swenson	President, Chief Operating Officer, Director

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer

Eric T. Parsons	Vice President, Controller and Assistant Treasurer

Joseph J. Frank**	Secretary

Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary

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Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary

Steven Price	Senior Vice President, Chief Compliance Officer

Liza Orr	Vice President, Senior Counsel

Jed Stahl	Vice President, Senior Counsel

Josh Eihausen	Vice President, Associate Senior Counsel

James Stegall	Vice President

Gary Ross	Senior Vice President

Kevin Ireland	Senior Vice President

Mark Kiniry	Senior Vice President

Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer

Hilary Quinn	Vice President

Jennifer Craig	Assistant Vice President

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable

Item 33.	Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Wilmington Funds	111 South Calvert Street, 26th floor Baltimore, Maryland 21202

The Bank of New York Mellon (“Co-Administrator, Accountant, Custodian and Transfer Agent and Dividend Disbursing Agent”)	240 Greenwich Street New York, New York 10286

Wilmington Funds Management Corporation, a subsidiary of Manufacturers and Traders Trust Company (“Investment Adviser”)	1100 N. Market Street Wilmington, Delaware 19890

Wilmington Trust Investment Advisors, Inc., a subsidiary of Manufacturers and Traders Trust Company (“Investment Sub-Adviser and Co-Administrator”)	One Light Street, 15th floor Baltimore, Maryland 21202

Allianz Global Investors U.S. LLC (“Sub-Adviser” to the Wilmington International Fund)	1633 Broadway New York, New York 10019

AXA Investment Managers, Inc. (“Sub-Adviser” to the Wilmington International Fund)	100 West Putnam Avenue Greenwich, Connecticut 06830

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Berenberg Asset Management LLC (“Sub-Adviser” to the Wilmington International Fund)	1251 Avenue of the Americas, 53rd floor New York, New York 10020

Nikko Asset Management Americas, Inc. (“Sub-Adviser” to the Wilmington International Fund)	605 Third Avenue, 38th floor New York, New York 10158

Schroder Investment Management North America, Inc. (“Sub-Adviser” to the Wilmington International Fund)	7 Bryant Park New York, New York 10018

Pacific Investment Management Company, LLC (“Sub-Adviser” to the Wilmington Real Asset Fund)	840 Newport Center Drive Newport Beach, California 92660

Parametric Portfolio Associates LLC (“Sub-Adviser” to the Wilmington Real Asset Fund)	800 Fifth Avenue, Suite 2800 Seattle, Washington 98104

Wellington Capital Management LLP (“Sub-Adviser” to the Wilmington Global Alpha Equities Fund)	280 Congress Street Boston, Massachusetts 02210

Item 34.	Management Services:

Not applicable.

Item 35.	Undertakings:

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees/Directors and the calling of special shareholder meetings by shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Wilmington Funds, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Brooklyn and the State of New York, on the 29th day of August, 2019.

WILMINGTON FUNDS

By:	/s/ Lisa R. Grosswirth
Lisa R. Grosswirth, Secretary
August 29, 2019

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

	NAME	TITLE	DATE

By:	/s/ Lisa R. Grosswirth
	Lisa R. Grosswirth SECRETARY	Attorney-in-Fact For the Persons Listed Below	August 29, 2019

	Nicholas A. Giordano*	Chairman of the Board and Trustee

	/s/ Richard J. Berthy Richard J. Berthy	Chief Executive Officer
(Principal Executive Officer)

	/s/ Christopher W. Roleke Christopher W. Roleke	Chief Financial Officer and Treasurer
(Principal Financial Officer)

	Dominick D’Eramo*	President and Trustee

	Robert H. Arnold*	Trustee

	Donald E. Foley*	Trustee

	Gregory P. Chandler*	Trustee

	Richard B. Seidel*	Trustee

* By Power of Attorney

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EXHIBIT INDEX

WILMINGTON FUNDS

Exhibit #	Title of Exhibit

(j)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

(n)	Conformed copy of Multiple Class Plan of the Registrant dated July 2019.

(o)(iv)	Conformed copy of Power of Attorney of Trustee, Dominick D’Eramo.

(p)(v)	Copy of Revised Code of Ethics of Pacific Investment Management Company LLC dated April 2018.

(p)(vi)	Copy of Revised Code of Ethics of Parametric Portfolio Associates LLC dated October 15, 2018.

(p)(vii)	Copy of Revised Code of Ethics of Allianz Global Investors U.S. LLC dated October 16, 2018.

(p)(viii)	Copy of Revised Code of Ethics of AXA Investment Managers, Inc. dated June 2018.

(p)(ix)	Copy of Revised Code of Ethics of Berenberg Asset Management LLC dated April 2018.

(p)(x)	Copy of Revised Code of Ethics of Nikko Asset Management Americas, Inc. dated January 1, 2019.

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